AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 30, 2004

===============================================================================
                                                     1933 Act File No. 333-____
                                                    1940 Act File No. 811-21549

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)

   [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   [ ] Pre-Effective Amendment No. ___
   [ ] Post-Effective Amendment No. ___

   [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
   [X] Amendment No. 5
                          ENERGY INCOME AND GROWTH FUND
          Exact Name of Registrant as Specified in Declaration of Trust

                1001 WARRENVILLE ROAD, SUITE 300, LISLE, IL 60532
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 241-4141
               Registrant's Telephone Number, including Area Code

                                W. SCOTT JARDINE
                           FIRST TRUST PORTFOLIOS L.P.
                        1001 WARRENVILLE ROAD, SUITE 300
                              LISLE, ILLINOIS 60532
  Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

     ERIC F. FESS                                  ANNA T. PINEDO
     CHAPMAN AND CUTLER LLP                        MORRISON & FOERSTER LLP
     111 WEST MONROE STREET                        1290 AVENUE OF THE AMERICAS
     CHICAGO, ILLINOIS 60603                       NEW YORK, NEW YORK  10104
     (312) 845-3000                                (212) 468-8000

-------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in
connection with a dividend reinvestment plan, check the following box.  [   ]

It is proposed that this filing will become effective (check appropriate box)
      [ ] when declared effective pursuant to section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
--------------------------------------------------------------------------------
    Title                        Proposed          Proposed
of Securities     Amount          Maximum           Maximum         Amount of
    being         being       Offering Price       Aggregate       Registration
  Registered    Registered       per Note       Offering Price(1)      Fee
-------------- ------------ ------------------ ------------------- -------------
 Energy Notes   $1,000,000        100%             $1,000,000        $126.70
--------------------------------------------------------------------------------
---------------------
(1) Estimated solely for the purpose of calculating the registration fee.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

                 SUBJECT TO COMPLETION, DATED NOVEMBER 30, 2004

PROSPECTUS

                            $_______________________
                          ENERGY INCOME AND GROWTH FUND
                        SERIES A ENERGY NOTES, DUE 20___

         Energy Income and Growth Fund is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to achieve a high level of after-tax total return with an emphasis on current distributions paid to shareholders.

         The Fund is offering $___________ aggregate principal amount of Series A Energy Notes. The Fund will issue the Energy Notes without coupons in denominations of $25,000 and any integral multiple thereof. The principal amount of the Energy Notes will be due and payable on ____________, 20___. Holders of the Energy Notes will receive interest payments at an annual rate that may vary for each rate period. The interest rate for the initial rate period will be _____%. The initial rate period is from the issue date through ______, 2005. For subsequent rate periods, the interest payable on the Energy Notes will vary based on a rate set at auction, usually held weekly. Prospective purchasers should review the auction procedures carefully.

         The Energy Notes are not listed on an exchange. You may buy or sell your Energy Notes only through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain a market in the Energy Notes, and a secondary market, if one develops, may not provide you with liquidity.

         The Energy Notes will be unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund's outstanding common shares and any preferred shares; (2) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund, including additional Energy Notes; and (3) junior to any secured creditors of the Fund. The Energy Notes are redeemable prior to their stated maturity in certain circumstances described in this prospectus.
                                                        (Continued on next page)

                            -------------------------

         INVESTING IN THE ENERGY NOTES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 20.

         THE ENERGY NOTES DO NOT REPRESENT A DEPOSIT OR OBLIGATION OF, AND ARE NOT GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            -------------------------


                                                     PER $25,000
                                                  PRINCIPAL AMOUNT
                                                 OF THE ENERGY NOTES      TOTAL
                                                ---------------------    -------
Public offering price.........................  $                        $
Underwriting discounts and commissions........  $                        $
Proceeds to the Fund(1).......................  $                        $
--------------------
(1) Does not include offering expenses payable by the Fund estimated to be $_____________.

         The underwriters are offering the Energy Notes subject to various conditions. The underwriters expect to deliver the Energy Notes in book-entry form, through the facilities of The Depository Trust Company, to purchasers on or about ____________, 2005.

                                 LEHMAN BROTHERS

________, 2005

         THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THE ENERGY NOTES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THE ENERGY NOTES AND IS NOT A SOLICITATION OF AN OFFER TO BUY THE ENERGY NOTES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


Front Cover



         The Fund seeks to provide its shareholders with a means of investing in a portfolio of cash-generating securities of energy companies. The Fund invests principally in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector, which the Fund's sub-adviser believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a significant portion of its income will be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund will achieve its investment objective.

         This offering is conditioned upon the Energy Notes securing a rating of "___" from Moody's Investor Services, Inc. and "____" from Fitch Ratings Services, Inc.

         First Trust Advisors L.P. (the "Adviser" or "First Trust Advisors") is the Fund's investment adviser, responsible for supervising the Fund's sub-adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the sub-adviser, also is responsible for determining the Fund's overall investment strategy and overseeing its implementation. Fiduciary Asset Management, LLC (the "Sub-Adviser" or "Fiduciary Asset Management") is the Fund's sub-adviser.

         First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $14.0 billion in assets which it managed or supervised as of September 30, 2004. Fiduciary Asset Management serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.1 billion in assets which it managed or supervised as of July 31, 2004. See the Statement of Additional Information under "Investment Adviser."

         You should read this prospectus, which contains important information about the Fund, before deciding to invest. A Statement of Additional Information, dated _______, 2005, as it may be supplemented, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 81 of this prospectus, by calling (800) 988-5891 or by writing to the Fund, or you may obtain a copy (and other information regarding the Fund) from the Commission's web site (www.sec.gov).

                            -------------------------

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THE ENERGY NOTES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.


Page ii


                                TABLE OF CONTENTS

                                                                          PAGE
PROSPECTUS SUMMARY...........................................................1
THE FUND....................................................................17
FINANCIAL HIGHLIGHTS........................................................18
USE OF PROCEEDS.............................................................19
CAPITALIZATION..............................................................19
RISK FACTORS................................................................20
THE FUND'S INVESTMENTS......................................................36
USE OF LEVERAGE.............................................................43
DESCRIPTION OF THE ENERGY NOTES.............................................43
THE AUCTION.................................................................60
MANAGEMENT OF THE FUND......................................................63
DESCRIPTION OF SHARES.......................................................67
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST..............................68
STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES AND CHANGE IN FUND
    STRUCTURE...............................................................70
CERTAIN FEDERAL INCOME TAX MATTERS..........................................72
UNDERWRITING................................................................77
LEGAL OPINIONS..............................................................79
AVAILABLE INFORMATION.......................................................79
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION...............81


Page iii


                               PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information contained elsewhere in this prospectus and in the Statement of Additional Information (the "SAI"), including "Summary of Certain Provisions of the Indenture" included in Appendix A to the SAI. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in Appendix A to the SAI.

The Fund......................  Energy Income and Growth Fund is a recently organized, diversified, closed-end management investment company. The Fund's common shares, $.01 par value, are traded on the American Stock Exchange under the symbol "FEN." See "Description of Shares." As of October 29, 2004, the Fund had 6,405,236 common shares outstanding and net assets applicable to common shares of approximately $129,236,000.

Investment Adviser
and Sub-Adviser...............  First Trust Advisors is the Fund's investment adviser, responsible for supervising the Fund's sub-adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, also is responsible for determining the Fund's overall investment strategy and overseeing its implementation. Fiduciary Asset Management is the Fund's Sub-Adviser.

                                First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $14.0 billion in assets which it managed or supervised as of September 30, 2004. See the SAI under "Advisor."

                                Fiduciary Asset Management, a Missouri limited liability company and a registered investment adviser, manages a broad range of equity and fixed income securities for institutional and private wealth clients. Founded in 1994, Fiduciary Asset Management serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.1 billion of assets, which it managed or supervised as of July 31, 2004.

The Offering.................  The Fund is offering $____________ aggregate principal amount of the Energy Notes Series A in denominations of $25,000 and any integral multiple thereof (the "Energy Notes"). The Energy Notes are being offered by Lehman Brothers Inc., as underwriter. See "Underwriting."

Ratings.......................  It is a condition of the underwriter's obligation to purchase the Energy Notes that the Energy Notes receive a rating of "_____" from Moody's Investors Service, Inc. and "_____"from Fitch Rating Services, Inc.

Ranking.......................  The Energy Notes will be unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund's outstanding common shares and any preferred shares; (2) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund, including additional Energy Notes; and (3) junior to any secured creditors of the Fund.

Trading Market................  The Energy Notes are not listed on an exchange.
                                Instead, you may buy or sell your Energy Notes at an auction, normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the Auction Agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in the Energy Notes outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market, if one develops, will provide you with liquidity. You may transfer your Energy Notes outside of auctions only to or through a Broker-Dealer, or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

Interest and Rate Periods.....  The table below shows the interest rate for the initial rate period of the Energy Notes. For subsequent rate periods, the Energy Notes will bear interest at a rate set at auctions, normally held every 28 days. In most instances, interest also is payable every 28 days, on the day following the end of the rate period. See "Description of the Energy Notes--Interest and Rate Periods--Determination of Interest Rate" and "The Auction."

                                The table also shows the date from which interest on the Energy Notes will accrue at the initial rate, the interest payment date for the initial rate period and the day on which interest normally will be paid. If interest is payable on a Monday or Friday and that day is not a Business Day, then interest generally will be paid on the first Business Day thereafter. If interest is payable on a Tuesday, Wednesday or Thursday and that day is not a Business Day, then your interest will generally be paid on the first Business Day prior to that day.

                                In addition, the table shows the number of days in the initial rate period for the Energy Notes. See "Description of the Energy Notes--Interest and Rate Periods--Notification of Rate Period."

                                  INITIAL    DATE OF           PAYMENT DATE   SUBSEQUENT
                                  INTEREST   ACCUMULATION      FOR INITIAL    INTEREST
                                  RATE       AT INITIAL RATE   RATE PERIOD    PAYMENT DAY





Auction Procedures............  In an auction, you may choose to buy, sell or hold the Energy Notes. The following is a brief summary of the auction procedures, which we describe in more detail elsewhere in this prospectus and in the SAI. These Auction Procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms used but not defined in this section have the meanings assigned to them in Appendix A to the SAI.

                                The first Auction Rate for the Energy Notes will be ______, 2005 and each subsequent Auction normally will be held on a _________. Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of Energy

                                Notes may participate in auctions only through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners or Potential Beneficial Owners to the Auction Agent, designating themselves as "Existing Holders" in respect of Energy Notes subject to Orders submitted or deemed submitted to them by Beneficial Owners and as "Potential Holders" in respect of Energy Notes subject to Orders submitted to them by Potential Beneficial Owners.

                                On or prior to each Auction Date (usually the Business Day immediately preceding the first day of each Rate Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

                                   o Hold Order--indicating the Beneficial
                                   Owner's desire to hold Energy Notes without regard to the Applicable Rate for the next Rate Period.

                                   o Bid--indicating the Beneficial Owner's desire to purchase or hold the indicated number of Energy Notes if the Applicable Rate for Energy Notes of such series for the next Rate Period is not less than the rate or spread specified in the bid and which shall be deemed an irrevocable offer to sell Energy Notes if the Applicable Rate for Energy Notes for the next Rate Period is less than the rate or spread specified in the Bid.

                                   o Sell Order--indicating the Beneficial
                                   Owner's desire to sell Energy Notes without regard to the Applicable Rate for the next Rate Period.

                                A Beneficial Owner may submit different Orders to its Broker-Dealer with respect to the different series of Energy Notes it holds. If a Beneficial Owner offers through its Broker-Dealer to purchase Energy Notes in an Auction, the Beneficial Owner, for purposes of that offer to purchase additional notes, will be treated as a Potential Beneficial Owner. Bids by Beneficial Owners through their Broker-Dealers specifying rates per annum higher than the

                                Maximum Rate will be treated as Sell Orders. A Beneficial Owner of the Energy Notes of a series that fails to submit an Order with respect to such Energy Notes will be deemed to have submitted a Hold Order; provided, however, that if a Beneficial Owner fails to submit an Order with respect to Energy Notes relating to a Special Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Energy Notes. Potential Beneficial Owners may submit Bids through their Broker-Dealers in which they offer to purchase Energy Notes if the Applicable Rate for the next Rate Period for these notes is not less than the rate per annum specified in the Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Rate will not be considered.

                                Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the Auction Procedures.

                                A Broker-Dealer also may hold Energy Notes for its own account as a Beneficial Owner. Thus, a Broker-Dealer may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and participate in an Auction as an Existing Holder or Potential Holder on both its own behalf and on behalf of its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Energy Notes held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Energy Notes held by it, as we describe above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

                                If Sufficient Clearing Bids exist in an Auction for the Energy Notes (that is, in general, the number of Energy Notes subject to Bids by Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of Energy Notes subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account the rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the Energy Notes available for purchase in the auction.

                                If Sufficient Clearing Bids do not exist, the Rate Period next following the Auction automatically will be 28 days in length and the Applicable Rate will be the Maximum Rate. In such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, Energy Notes subject to the Sell Orders. As a result, in certain circumstances, Existing Holders, and the Beneficial Owners they represent, may not have liquidity. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Rate Period next following the Auction automatically shall be the same length as the immediately preceding Rate Period, and the Applicable Rate will be 90% of the Reference Rate.

                                The Auction Procedures include a pro rata allocation of notes for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of Energy Notes different than the number of Energy Notes specified in its Order. To the extent the allocation procedures have this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers.

                                A Sell Order by an Existing Holder will
                                constitute an irrevocable offer to sell the Energy Notes. A Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the Energy Notes if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the Energy Notes if the rate per annum specified in the Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also an "Interest Payment Date") after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which provide for payment in same-day funds. See "The Auction."

Determination of
Maximum Rate..................  Except during a Default Period, the Applicable
                                Rate for any Rate Period for Energy Notes will not be more than the Maximum Rate. The Maximum Rate will depend on the credit rating assigned to the Energy Notes and on the duration of the Rate Period. The Maximum Rate will be the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to the Energy Notes by Moody's and Fitch as follows:

                                   MOODY'S            FITCH          APPLICABLE
                                CREDIT RATING     CREDIT RATING      PERCENTAGE
                                -------------     -------------      ----------
                                Aa3 or above      AA- or above          200%

                                A3 to A1          A- to A+              250%

                                Baa3 to Baa1      BBB- to BBB+          275%

                                Below Baa3        Below BBB-            300%

                                For Standard Rate Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate. The Applicable Rate for any Rate Period commencing during any Default Period, and the Default Rate described under "Description of Energy Notes - Interest and Rate Periods," initially will be 300% of the Reference Rate. The Reference Rate is the greater of:

                                   (1) the applicable AA Composite Commercial
                                Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or

                                   (2) the applicable London-Interbank Offered
                                Rate ("LIBOR").

Asset Maintenance.............  The Fund must maintain Eligible Assets having an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount as of each Valuation Date. The Fund also must maintain asset coverage for the Energy Notes on a non-discounted basis of at least 300% as of the last Business Day of each month. See "Description of the Energy Notes--Asset Maintenance." The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the Energy Notes Basic Maintenance Amount has been satisfied have been established by Moody's and Fitch in connection with the Fund's receipt from Moody's and Fitch of the "_____" and "_____" credit ratings, respectively, with respect to the Energy Notes on their issue date.

                                The Fund estimates that on the issue date the 1940 Act Energy Notes Asset Coverage, based on the composition of its portfolio as of _____________, 2005 and after giving effect to the issuance of the Energy Notes offered hereby ($____________), will be ____%.

                                In addition, there may be additional asset coverage requirements imposed in connection with any other Borrowings (as defined below) or the issuance of preferred shares by the Fund.

Redemption....................  Although the Fund will not ordinarily redeem the
                                Energy Notes prior to their Stated Maturity, it may be required to redeem the Energy Notes if, for example, the Fund does not meet an asset coverage ratio required by law or in order to correct a failure to meet rating agency guidelines in a timely manner. The Fund may voluntarily redeem the Energy Notes in certain circumstances. See "Description of the Energy Notes--Redemption."

Risk Factors..................  Before investing in the Energy Notes you should consider certain risks carefully. The primary risks of investing in the Energy Notes are:

                                o the Fund may be unable to generate sufficient income from operations to pay interest on the Energy Notes when due and principal at maturity;

                                o if an Auction fails, you may not be able to sell some or all of your Energy Notes;

                                o you may receive less than the price you paid for your Energy Notes if you sell them outside of an Auction, especially when market interest rates are rising;

                                o a rating agency could downgrade the Energy Notes, which could affect liquidity; and

                                o the Fund may be forced to redeem your Energy Notes to meet regulatory or rating agency requirements or may voluntarily redeem your Energy Notes in certain circumstances, in which case you may not be able to reinvest your funds at the same or similar rates.

                                For additional risks of investing in the Energy Notes and risks of the Fund, see "Risk Factors."

Events of Default;
Remedies......................  Any one of the following events constitutes an
                                "event of default" under the Indenture:

                                o default in the payment of interest upon any series of the Energy Notes when due and payable and the continuance of such default for 30 days;

                                o default in the payment of the principal of any series of the Energy Notes at maturity;

                                o default in the performance, or breach, of any covenant or warranty of the Fund in the Indenture, and continuance of such default or breach for a period of 90 days after notice has been given;

                                o certain voluntary or involuntary proceedings involving the Fund and relating to bankruptcy, insolvency or other similar laws;

                                o  if, on the last Business Day of each of
                                   twenty-four consecutive calendar months, the
                                   Energy Notes have an asset coverage under the 1940 Act of less than 100%; or

                                o any other "event of default" provided with respect to any series, including a default in the payment of any redemption price payable on the date scheduled for redemption.

                                Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of outstanding Energy Notes of a series or the Trustee may declare the principal amount of the Energy Notes immediately due and payable. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically. At any time after a declaration of acceleration with respect to the Energy Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Energy Notes of that series, by written notice to the Fund and the Trustee, may rescind and annul such declaration and its consequences if certain conditions are met. See "Description of the Energy Notes--Events of Default and Acceleration of Maturity; Remedies."

Payment Restrictions on Share
of Beneficial Interest........  Upon issuance of the Energy Notes, which constitute senior securities representing indebtedness under the Investment Company Act of 1940, the Fund will not be permitted to declare any dividend (except a dividend payable in stock of the Fund), or declare any other distribution, upon any outstanding common or preferred shares of the Fund (except as noted below), or purchase any such shares, unless, in every such case, the Energy Notes have at the time of the declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Dividends or other distributions on, or redemptions or purchases of, common shares and preferred shares also are prohibited at any time that an event of default under the Energy Notes (which includes a default in the payment of interest on the Energy Notes, when due) has occurred and is continuing.

                                Dividends may, however, be declared upon any preferred shares provided the Energy Notes have an asset coverage of at least 200% at the time of declaration of the dividend after deducting the amount of such dividend. See "Description of the Energy Notes--Payment Restrictions on Shares of Beneficial Interest."

Use of Leverage...............  The Fund intends to use financial leverage, including issuing the Energy Notes, for
                                investment purposes. The Fund expects that the issuance of the Energy Notes will represent approximately 20% of its Managed Assets (as defined below). The Fund also may leverage through borrowings, including the issuance of commercial paper, additional notes or preferred shares. The timing and terms of any leverage transactions will be determined by the Fund's Board of Trustees. Throughout this prospectus, the Energy Notes, commercial paper, other notes and other borrowings may be referred collectively to as "Borrowings."

Hedging and Strategic
Transactions..................  The Fund may, but is not required to, use various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of leverage, to facilitate portfolio management and mitigate risks. The Fund anticipates that, on a consistent and ongoing basis, it will write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio.

                                The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments.

                                The Fund generally seeks to use these
                                instruments and transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Trustee and Auction Agent.....  Deutsche Bank Trust Company Americas will serve as the Trustee under the Indenture and the Auction Agent under the Auction Agency Agreement.

Investment Objective
and Policies..................  The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest, regardless of the tax character of the distributions. The Fund seeks to provide investors with exposure to a portfolio of cash-generating securities of energy companies. The Fund invests principally in MLPs and related public entities in the energy sector, which the Fund's Sub-Adviser believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a significant portion of its income will be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders.

                                Under normal market conditions, as a
                                non-fundamental policy, the Fund will invest at least 85% of its Managed Assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities, and will invest at least 65% of its Managed Assets in equity securities of MLPs and MLP-related entities.

                                The Fund has adopted the following additional non-fundamental investment policies:

                                o  The Fund may invest in unregistered or
                                   otherwise restricted securities, which may include MLP common units, MLP subordinated units and securities of public and private energy companies. The Fund does not intend to invest more than 35% of its Managed Assets in restricted securities, or no more than 10% of its Managed Assets in private companies.

                                o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's and at least B- by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Sub-Adviser.

                                o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

                                o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to mitigate its interest rate risk in connection with the Fund's use of leverage or market risks associated with the Fund's portfolio.

                                The Fund's investment objective is considered fundamental and may not be changed without shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval; provided, that the Fund provides investors with at least 60 days' prior notice of any change in the Fund's investment strategy. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market fluctuations.

                                The term "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding preferred shares). There can be no assurance that the Fund's investment objective will be achieved. See "The Fund's Investments" and "Risks Factors" in this prospectus and "Investment Policies and Techniques" in the SAI.

The Fund's Investments........  The Fund's investments consist of equity and/or debt securities issued by energy companies and energy sector MLPs and MLP-related entities. The companies in which the Fund will invest generally are involved in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

                                The type of MLP and MLP-related entity equity securities the Fund purchases include common units, subordinated units and I-Shares. Unlike the holders of common stock of a corporation, investors in MLP common units, including the Fund, have limited control and voting rights on matters affecting the partnership. Investors in MLP common units generally are entitled to minimum quarterly distributions ("MQD") from the MLP, including arrearage rights, which must be satisfied before any distributions are paid to subordinated unit holders or incentive payments are made to the MLP's general partner. MLP common units typically are listed and traded on a U.S. securities exchange. While the Fund anticipates that it generally will purchase MLP common units in open market transactions, the Fund may purchase MLP common units through direct placements.

                                MLP subordinated units provide for distributions to be made to subordinated unit holders once the MQD payable to common unit holders has been satisfied but prior to incentive payments to the MLP's general partner. MLP subordinated units do not provide for arrearage rights and typically are convertible into common units after a specified period of time or upon the achievement of specified financial goals. MLP subordinated units typically are not listed or publicly traded, so the Fund anticipates that it will purchase MLP subordinated units directly from MLP affiliates or holders of such shares.

                                I-Shares are similar in most respects to common units except that distributions payable on I-Shares are in the form of additional I-Shares rather than cash. As a result, the Fund will consider its own distribution targets and cash holdings when making a determination as to whether to purchase I-Shares.

                                The Fund also may invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs, and equity and debt securities of energy companies that are organized and/or taxed as corporations.

                                The Fund may invest up to 35% of its Managed
                                Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but also may purchase securities directly from the issuers in private placements.

Tax Considerations............  The Fund will be taxed as a regular corporation for federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the Internal Revenue Code of 1986, as amended, in order to avoid paying entity level income taxes. Under current law, the Fund may not be eligible to elect treatment as a regulated investment company due to its investment of a substantial portion of its managed assets in MLPs, which may only be invested in by a regulated investment company to a limited extent. As a result, the Fund will be obligated to pay taxes on its taxable income unlike most other investment companies which are not so obligated. However, as discussed below, the Fund expects that a substantial portion of the income it receives from MLPs will be treated as a tax-deferred return of capital, thus reducing the Fund's current tax liability. Recently enacted legislation allows limited investments by regulated investment companies in certain types of publicly traded partnerships. This legislation may put the Fund at a competitive disadvantage to other funds that elect to be treated as regulated investment companies. If the Fund could qualify under this legislation or future legislation as a regulated investment company, the Fund may in the future elect to be treated as a regulated investment company. The taxation of Fund distributions is discussed further under "Certain Federal Income Tax Matters."

                                    THE FUND

         The Fund is a recently organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on March 25, 2004, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. On June 29, 2004, the Fund issued an aggregate of 5,400,000 common shares in its initial public offering thereof. The Fund's common shares are listed on the American Stock Exchange under the symbol "FEN." The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and its telephone number is (630) 241-4141.

         The following provides information about the Fund's outstanding securities as of October 29, 2004:

                                                AMOUNT HELD
                                 AMOUNT         BY THE FUND OR      AMOUNT
TITLE OF CLASS                   AUTHORIZED     FOR ITS ACCOUNT     OUTSTANDING
--------------                   ----------     ---------------     -----------
Common Shares.................   Unlimited      0                     6,405,236
Energy Notes Series A.........   $________      0                             0

                              FINANCIAL HIGHLIGHTS

         Information contained in the table below shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on June 29, 2004 until October 29, 2004. Since the Fund commenced operations on June 29, 2004, the table covers approximately four months of operations, during which a portion of the Fund's assets were held in cash pending investment in dividend-paying common stocks, dividend paying preferred securities, and senior loans and other debt instruments that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performance.

                                                                                              JUNE 29, 2004-
                                                                                             OCTOBER 29,2004
                                                                                             ---------------
                                                                                              (Unaudited)
PER SHARE OPERATING PERFORMANCE:
    Common share net asset value, beginning of period.....................................      $ 19.10

         Net investment income............................................................         (.09)

         Net realized/unrealized gain from investment.....................................         1.54

              Total from investment operations............................................      $ 20.55

Distributions from net investment income to common shareholders...........................      $ (0.33)

Offering costs............................................................................      $ (0.04)

Common share net asset value, end of period...............................................      $ 20.18

Per share market value, end of period.....................................................      $ 20.08
Total return on common share net asset value(1)...........................................         7.36%
Total investment return on market value(1)................................................         5.17%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shares, end of period (in thousands)......................     $129,236

Ratio of expenses to average net assets applicable to common shares
    before reimbursement(2)...............................................................         1.32%

Ratio of net investment income to average net assets applicable to
    common shares before reimbursement(2).................................................       (1.39)%

Ratio of expenses to average net assets applicable to common shares
    after reimbursement(2)................................................................         1.07%

Ratio of net investment income to average net assets applicable to
    common shares after reimbursement(2)..................................................       (1.15)%

Portfolio turnover rate...................................................................        27.15%

--------------------

(1) Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total return on common share net asset value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in common share net asset value per share. Total returns are not annualized.

(2)   Annualized.

                                 USE OF PROCEEDS

         The net proceeds of the offering of the Energy Notes will be approximately $__________. The underwriting discounts and commissions and estimated offering costs ($__________) of the Energy Notes will be capitalized and amortized over the life of the Energy Notes. The Fund will use the net proceeds of the offering to reduce its outstanding indebtedness, in the form of a revolving line of credit with a current outstanding balance of approximately $30 million. Interest accrues on such credit facility in the amount of LIBOR, plus 100 basis points.


                                 CAPITALIZATION

         The following table sets forth the capitalization of the Fund as of October 29, 2004, and as adjusted to give effect to the issuance of the Energy Notes offered hereby, assuming, for the purposes of this table only, the issuance of $30,000,000 aggregate principal amount of Energy Notes.

                                                                              ACTUAL                AS ADJUSTED
                                                                              OCTOBER 29, 2004      OCTOBER 29, 2004
                                                                              (Unaudited)           (Unaudited)
LONG-TERM DEBT
Energy Notes, denominations of $25,000(1)...............................                      -           $30,000,000
                                                                              -----------------     -----------------
COMMON SHAREHOLDERS' EQUITY:
     Common Shares, $.01 par value per share; unlimited shares authorized,
         6,405,236 shares outstanding(2)................................               $ 64,052              $ 64,052
     Paid-in surplus....................................................            122,019,746           152,019,746
     Undistributed (over-distribution of) net investment income.........               (606,663)             (606,663)
     Accumulated net realized gain (loss) from investments..............               (726,361)             (726,361)
     Net unrealized appreciation of investments.........................             10,566,605            10,566,605
                                                                              -----------------     -----------------
     Net assets applicable to common shares.............................                129,236               129,236
                                                                              =================     =================
--------------------

(1) The underwriting discounts and commissions and estimated offering costs of the Energy Notes will be capitalized and amortized over the life of the Energy Notes.

(2) None of these outstanding securities are held by or for the account of the Fund.

                                  RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Energy Notes.

RISKS OF INVESTING IN THE ENERGY NOTES

         Unsecured Investment. The Energy Notes represent an unsecured obligation of the Fund to pay interest and principal, when due. The Fund cannot assure you that it will have sufficient funds or that it will be able to arrange for additional financing to pay interest on the Energy Notes when due or to repay the Energy Notes at maturity. The Fund's failure to pay interest on the Energy Notes when due or to repay the Energy Notes at maturity would constitute an event of default under the Indenture and could cause a default under other agreements that the Fund may enter into from time to time. There is no sinking fund with respect to the Energy Notes, and at maturity the entire outstanding principal amount of the Energy Notes will become due and payable. See "Description of the Energy Notes--Events of Default and Acceleration of Maturity; Remedies."

         Interest Rate Risk. The Energy Notes pay interest based on short-term interest rates. If short-term interest rates rise, interest rates on the Energy Notes may rise so that the amount of interest payable to holders of the Energy Notes would exceed the current income from the Fund's portfolio securities. While the Fund intends to manage this risk through its portfolio investments in floating rate senior secured loans, there is no guarantee these strategies will be implemented or will be successful in reducing or eliminating this interest rate risk. In addition, rising market interest rates could impact negatively the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Energy Notes.

         Auction Risk. You may not be able to sell your Energy Notes at an Auction if the Auction fails; that is, if there are more Energy Notes offered for sale than there are buyers for those Energy Notes. Also, if you place Hold Orders (orders to retain Energy Notes) at an Auction only at a specified rate, and that bid rate exceeds the rate set at the Auction, you will not retain your Energy Notes. Finally, if you buy Energy Notes or elect to retain Energy Notes without specifying a rate below which you would not wish to continue to hold those Energy Notes, and the Auction sets a below-market rate, you may receive a lower rate of return on your Energy Notes than the market rate. See "Description of the Energy Notes" and "The Auction--Auction Procedures."

         Secondary Market Risk. If you try to sell your Energy Notes between Auctions, you may not be able to sell any or all of your Energy Notes, or you may not be able to sell them in the $25,000 increments for which they were purchased or $25,000 increments for which they were purchased plus accrued interest. If the Fund has designated a Special Rate Period (a rate period other than 28 days), changes in interest rates could affect the price you would receive if you sold your Energy Notes in the secondary market. Broker-dealers that maintain a secondary trading market for the Energy Notes are not required to maintain this market, and the Fund is not required to redeem the Energy Notes either if an Auction or an attempted secondary market sale fails because of a lack of buyers. The Energy Notes are not registered on a stock exchange or The

Nasdaq Stock Market. If you sell your Energy Notes to a broker-dealer between Auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last Auction.

         Ratings and Asset Coverage Risk. While Moody's and Fitch have assigned ratings of "_____" and "_____" respectively, to the Energy Notes, ratings do not completely reflect the risks associated with an investment in the notes. The ratings do not eliminate or mitigate the risks of investing in the Energy Notes. A rating agency could downgrade the Energy Notes, which will make the Energy Notes less liquid at an auction or in the secondary market. If a rating agency downgrades the ratings assigned to the Energy Notes, the Fund may alter its portfolio or redeem the Energy Notes. In addition, the Fund may redeem voluntarily the Energy Notes under certain circumstances. See "Description of the Energy Notes --Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

         Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your Energy Notes investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Energy Notes and payments therefrom declines. For additional general risks that inflation may pose to investors in the Fund, see "- General Risks of Investing in the Fund--Inflation Risk."

         Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, please see "-- General Risks of Investing in the Fund" below.

         Leverage Risk. The Fund currently expects that the issuance of the Energy Notes will represent approximately 20% of its Managed Assets. The Fund also may leverage through Borrowings, including the issuance of commercial paper or additional notes.

         Upon issuance of the Energy Notes, which constitute senior securities representing indebtedness, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities, must be at least equal to 300% of the aggregate value of the Energy Notes and any other such senior securities representing indebtedness.

         In order to maintain the ratings of "_____" and "_____" by Moody's and Fitch, respectively, of the Energy Notes, asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act are imposed in connection with the issuance of such a rating. See "Description of the Energy Notes--Asset Maintenance." In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any preferred shares (which the Fund expects to do if it issues any such preferred shares), additional asset coverage and portfolio composition requirements may be imposed by such rating organizations.

         In the event of a default under any secured Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation.

         The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties.

         Because the fee paid to the Advisers will be calculated on the basis of Managed Assets, the fee will be higher when leverage is used, giving the Advisers an incentive to use leverage.

GENERAL RISKS OF INVESTING IN THE FUND

         Limited Operating History. The Fund is a recently organized, diversified, closed-end management investment company that commenced investment operations on June 29, 2004. As of October 29, 2004, the Fund had invested approximately 100% of its assets. As such, it is difficult to estimate whether the Fund will meet its investment objective and there can be assurance that the Fund will meet its investment objective.

         Investment and Market Risk. An investment in the Fund's Energy Notes is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Energy Notes represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. An investment in the Fund's Energy Notes is not intended to constitute a complete investment program and should not be viewed as such. The value of these securities, like other market investments, may increase or decrease, sometimes rapidly and unpredictably. The Fund has been designed primarily as a long-term investment vehicle and is not intended to be used as a short-term trading vehicle.

         Energy Sector-Related Risks. The Fund's investments generally will be concentrated in the energy sector, with a particular concentration in energy sector MLPs and MLP-related entities. Certain risks inherent in investing in the energy business of these types of securities include the following:

                  o Commodity Pricing Risk. MLPs, MLP-related entities and energy companies may be affected directly by energy commodity prices, especially those energy companies who own the underlying energy commodity. Commodity prices fluctuate for several reasons including, changes in market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems.

                      Volatility of commodity prices, which leads to a reduction in production or supply, also may impact the performance of MLPs, MLP-related entities and energy companies who are involved solely in the transportation, processing, storing, distribution or marketing of commodities.

                      Volatility of commodity price also may make it more difficult for MLPs, MLP-related entities and energy companies to raise capital to the extent the market perceives that their performance may be tied directly to commodity prices.

                  o Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may impact adversely the financial performance of MLPs, MLP-related entities and energy companies. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or depressed commodity prices. Alternatively, a sustained decline in demand for these commodities also could impact the financial performance of MLPs, MLP-related entities and energy companies. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, an increase in commodity prices, or weather.

                  o Depletion and Exploration Risk. MLPs, MLP-related entities and energy companies engaged in the production (exploration, development, management or production) of natural gas, NGLs (including propane), crude oil, refined petroleum products or coal are subject to the risk that their commodity reserves naturally deplete over time.

                      MLPs, MLP-related entities and energy companies generally increase reserves through expansion of their existing business, through exploration of new sources or development of existing sources, through acquisitions or by securing long-term contracts to acquire additional reserves, each of which entails risk. The financial performance of these MLPs, MLP-related entities and energy companies may be affected adversely if they are unable to acquire additional reserves cost-effectively at a rate at least equal to the rate of natural decline. A failure to maintain or increase reserves could reduce the amount and change the characterization of cash distributions paid by these MLPs, MLP-related entities and energy companies.

                  o Regulatory Risk. MLPs, MLP-related entities and energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices these entities may charge for their products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may affect adversely the financial performance of MLPs, MLP-related entities and energy companies.

                  o Interest Rate Risk. Rising interest rates could impact adversely the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates also may impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

                  o Acquisition Risk. The ability of MLPs to grow and to increase distributions to unitholders depends principally on their ability to make acquisitions that result in an increase in adjusted operating surplus per unit. MLPs' future growth and ability to raise distributions will be limited if MLPs are unable to make accretive acquisitions either because they are unable to identify attractive acquisition candidates or negotiate acceptable purchase contracts or because they are unable to raise financing for acquisitions on economically acceptable terms or because they are outbid by competitors.

                      Furthermore, even if MLPs consummate acquisitions that they believe will be accretive, the acquisitions may in fact result in a decrease in adjusted operating surplus per unit. As MLP general partners typically receive a greater percentage of increased cash distributions, in an effort to increase cash distributions the general partner may make acquisitions which, due to various factors, including increased debt obligations, as well as the factors set forth below, may affect adversely the MLP. Any acquisition involves risks, including, without limitation: mistaken assumptions about revenues and costs, including synergies; the assumption of unknown liabilities; limitations on rights to indemnity from the seller; the diversion of management's attention from other business concerns; unforeseen difficulties operating in new product areas or new geographic areas; and customer or key employee losses at the acquired businesses.

                  o Affiliated Party Risk. A few of the midstream MLPs depend on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues, cash flows and ability to make distributions.

                  o Catastrophe Risk. The operations of MLPs, MLP-related entities and energy companies are subject to many hazards inherent in transporting, processing, storing, distributing or marketing of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons, or in exploring, managing or producing these commodities, including: damage to pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters and acts of terrorism; inadvertent damage from construction and farm equipment; leaks of natural gas, NGLs, crude oil, refined petroleum products or other hydrocarbons; fires and explosions.

                      These risks could result in substantial losses due to personal injury and/or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage and may result in the curtailment or suspension of their related operations. Not all MLPs, MLP-related entities and energy companies are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, an MLP, MLP-related entity or enery company's operations and financial condition could be impacted adversely.

                  o MLP Risks. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

         MLPs, MLP-related entities and energy companies also are subject to risks specific to the industry they serve.

                  o Midstream MLPs, MLP-related entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which are be impacted by a wide range of factors, including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

                  o Propane MLPs and MLP-related entities are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

                  o MLPs, MLP-related entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve which are impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers' coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

         Cash Flow Risk. The Fund will derive a substantial portion of its cash flow from its investment in equity securities of MLPs and MLP-related entities. The amount of cash an MLP or MLP-related entity has available for distributions and the tax character of those distributions depends upon the amount of cash generated by the MLP's or MLP-related entity's operations. Cash available for distribution varies from quarter to quarter and depends primarily on factors affecting the MLP's or MLP-related entity's operations and factors affecting the energy industry generally. In addition to the risk factors described above, other factors which may reduce the amount of cash an MLP or MLP-related entity has available for distribution include increased operating costs, capital expenditures, acquisition costs, expansion, construction or exploration costs and borrowing costs.

         Tax Risk. The Fund's ability to meet its investment objective depends on the level of taxable income and distributions it receives from the securities in which the Fund invests, a factor over which the Fund has no control. The benefit the Fund derives from its investment in MLPs depends on their being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. If, as a result of a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by the Fund would be taxed entirely as dividend income. Therefore, treatment of an MLP as a corporation for federal income tax purposes would result in a material reduction in the after-tax return to the Fund.

         Tax Law Change Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could affect adversely the Fund or the MLPs in which it invests. For example, if, by reason of a change in law or otherwise, an MLP in which the Fund invests is treated as a corporation rather than a partnership, the MLP would be subject to entity level corporate taxation and any distributions received by the Fund would be treated as dividend income. Recently enacted legislation allows limited investment by regulated investment companies in certain types of publicly traded partnerships. This legislation may put the Fund at a competitive disadvantage compared to other funds that elect to be treated as regulated investment companies. If the Fund could qualify under this legislation or future legislation as a regulated investment company, the Fund may in the future elect to be treated as a regulated investment company.

         Deferred Tax Risk. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income historically has been offset by tax deductions. The Fund will incur a current tax liability on that portion of a distribution that is not offset by tax deductions, with the remaining portion of the distribution being treated as a tax-deferred return of capital. The percentage of an MLP's distribution which is offset by tax deductions will fluctuate over time for various reasons.

         A significant slowdown in acquisition activity by MLPs held in the Fund's portfolio could result in a reduction of accelerated depreciation or other deductions generated by new acquisitions, which may result in increased current tax liability to the Fund. A reduction in the percentage of a distribution offset by tax deductions or an increase in the Fund's portfolio turnover will reduce that portion of the Fund's distribution treated as a tax-deferred return of capital and increase that portion treated as dividend income. For purposes of computing net asset value, the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be tax-deferred return of capital, as well as capital appreciation of its investments. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available.

         Equity Securities Risk. MLP common units and other equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the price of securities to which the Fund has exposure. MLP units and other equity securities prices fluctuate for several reasons including changes in the financial condition of a particular issuer (generally measured in terms of distributable cash flow in the case of MLPs), investors' perceptions of MLPs and energy companies, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, the price of MLP units and other equity securities may be particularly sensitive to rising interest rates given their yield-based nature.

         Certain of the MLPs, MLP-related entities and other energy companies in which the Fund may invest may have comparatively smaller capitalizations than other companies. Investing in securities of smaller MLPs, MLP-related entities and energy companies presents some unique investment risks. These MLPs, MLP-related entities and energy companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger MLPs, MLP-related entities and energy companies and may be more vulnerable to adverse general market or economic developments. Stocks of smaller MLPs, MLP-related entities and energy companies may be less liquid than those of larger MLPs, MLP-related entities and energy companies and may experience greater price fluctuations than larger energy companies. In addition, small-cap securities may not be widely followed by the investment community, which may result in reduced demand.

         A few of the midstream MLPs depend on their parents or sponsors for a majority of their revenues. Any failure by the parents or sponsors to satisfy their payments or obligations would impact the MLPs' revenues and cash flows and ability to make distributions.

         MLP subordinated units in which the Fund will invest generally convert to common units at a one-to-one ratio. The purchase or sale price of subordinated units generally is tied to the common unit price less a discount. The size of the discount varies depending on the likelihood of conversion, the length of time remaining to conversion, the size of the block purchased and other factors.

         While not precise, the price of I-Shares and their volatility tend to correlate to the price of MLP common units.

         Leverage Risk. The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue preferred shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds of the preferred shares and any borrowings). However, the Fund intends, under normal circumstances, to utilize leverage in an amount up to approximately 20% of the Fund's Managed Assets. Borrowings and the issuance of preferred shares are referred to in this prospectus collectively as "leverage." The successful use of leverage depends on the Sub-Adviser's ability to predict or hedge correctly interest rate and market movements. The use of leverage by the Fund results in additional risks and can magnify the effect of any losses.

         The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of preferred shares, constitute a substantial lien and burden because of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of common shares and the holders of preferred shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common shares or preferred shares or purchase common shares or preferred shares unless at the time thereof, the Fund meets certain asset coverage requirements and no event of default exists under any leverage borrowing program. In addition, the Fund may not be permitted to pay dividends on common shares unless all dividends on the preferred shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell MLP units and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and the Fund's portfolio composition and may impose special restrictions on the Fund's use of various investment techniques or strategies or in its ability to pay dividends and other distributions on common shares in certain instances. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the preferred shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

         Restrictive Covenants and 1940 Act Restrictions. With respect to a borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") likely will include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (1) issue preferred shares; (2) incur liens or pledge portfolio securities or investments; (3) change its investment objective or fundamental investment restrictions without the approval of lenders; (4) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (5) make any changes in its capital structure; (6) amend the Fund documents in a manner which could affect adversely the rights, interests or obligations of any of the lenders; (7) engage in any business other than the business currently engaged in; (8) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and
(9) permit any of its Employment Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Code or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

         Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any Borrowing, including borrowing under any borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's common shares, unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem common shares or preferred shares: (1) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (2) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements. To the extent necessary, the Fund intends to repay indebtedness to maintain the required asset coverage. Doing so may require the Fund to liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

         Derivatives. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to use Strategic Transactions successfully depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may:

                  o   result in losses greater than if they had not been used;

                  o require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values;

                  o limit the amount of appreciation the Fund can realize on an investment; or

                  o cause the Fund to hold a security that it might otherwise sell.

         Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

         There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

         There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if the Fund had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to predict correctly changes in interest rate relationships or other factors.

         If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of leverage, the Fund may be required to redeem or prepay some or all of the leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.

         The use of interest rate and commodity swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate and commodity swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and commodity swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged or the increase in the Fund's cost of leverage.

         Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot predict accurately its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's common shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Certain Federal Income Tax Matters."

         Restricted Securities. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, are held by control persons of the issuer, or are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets or in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered to allow for the sale. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

         Liquidity Risk. Although common units of MLPs, I-Shares of MLP-related entities, and common stocks of energy companies trade, as the case may be, on the New York Stock Exchange, the American Stock Exchange, and The Nasdaq Stock Market, certain securities may trade less frequently, particularly those with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Larger purchases or sales of these securities by the Fund in a short period of time may result in abnormal movements in the market price of these securities. This may affect the timing or size of Fund transactions and may limit the Fund's ability to make alternative investments.

         Valuation Risk. Market prices may not be readily available for subordinated units, direct ownership of general partner interests, restricted securities or unregistered securities of certain MLPs, MLP-related entities or private companies, and the value of such investments ordinarily will be determined based on fair valuations determined by the Board of Trustees or its designee pursuant to procedures adopted by the Board of Trustees. The value of these securities typically requires more reliance on the judgment of the Sub-Adviser than that required for securities for which there is an active trading market. In addition, the Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate associated deferred tax liability for purposes of financial statement reporting and determining the Fund's net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate. See "Net Asset Value" in the SAI.

         Interest Rate Risk. Interest rate risk is the risk that equity and debt securities will decline in value because of changes in market interest rates. The Fund's investment in such securities means that the net asset value and market price of the common shares will tend to decline if market interest rates rise. Interest rates are at or near historic lows, and as a result, they are likely to rise over time. Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer also may elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent the Fund's debt securities are called or redeemed, the Fund may be forced to reinvest in lower yielding securities.

         Below Investment Grade Securities Risk. Below investment grade securities are rated Ba1 or lower by Moody's, BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, are of comparable credit quality. Below investment grade securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

                  o   greater yield and price volatility;

                  o   greater credit risk and risk of default;

                  o potentially greater sensitivity to general economic or industry conditions;

                  o potential lack of attractive resale opportunities (illiquidity); and

                  o additional expenses to seek recovery from issuers who default.

         In addition, the prices of these below investment grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues, downturns in profitability in the energy industry or a general economic downturn, than are the prices of higher grade securities. Below investment grade securities tend to be less liquid than investment grade securities and the market for below investment grade securities could contract further under adverse market or economic conditions. In such a scenario, it may be more difficult for the Fund to sell these securities in a timely manner or for as high a price as could be realized if such securities were more widely traded. The market value of below investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates. In the event of a default by a below investment grade security held in the Fund's portfolio in the payment of principal or interest, the Fund may incur additional expense to the extent it is required to seek recovery of such principal or interest.

         Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on an issuer's historical financial condition and the rating agencies' analyses at the time of rating. Consequently, the rating assigned to any particular security or instrument is not necessarily a reflection of an issuer's current financial condition. Subsequent to its purchase by the Fund, the security or instrument may cease to be rated or its rating may be reduced. In addition, it is possible that NRSROs might not change their ratings of a particular security or instrument to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of such securities or instruments by the Fund, although the Sub-Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for below investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity, particularly at or around times of economic recession. Past market recessions have affected adversely the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for these securities may react in a similar fashion in the future.

         For a further description of below investment grade securities and the risks associated therewith, see "Other Investment Policies and Techniques" in the SAI. For a description of the ratings categories of certain NRSROs, see Appendix A to the SAI.

         Non-Diversification. The Fund is a non-diversified, closed-end management investment company under the 1940 Act and will not be treated as a regulated investment company under the Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Code on the minimum number or size of securities held by the Fund. There currently are approximately 55 publicly traded MLPs, approximately half of which operate energy assets. The Fund intends to select its MLP investments from this small pool of issuers. The Fund may invest in securities of MLP-related entities and non-MLP securities issued by energy companies, consistent with its investment objective and policies.

         Market Disruption Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. U.S. military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

         Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Energy Notes and distributions can decline.

         Certain Affiliations. Certain broker-dealers may be considered affiliated persons of the Fund, First Trust Advisors or Fiduciary Asset Management. Absent an exemption from the Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund's ability to engage in securities transactions and take advantage of market opportunities.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE AND POLICIES

         The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly traded MLPs and related public entities in the energy sector which the Fund's Sub-Adviser believes offer opportunities for income and growth. Due to the tax treatment of cash distributions made by MLPs to their investors (such as the Fund) relative to the taxable income allocable to such investors, the Fund believes that a significant portion of its income will be tax deferred and that any cash distributions made by the Fund to its shareholders will be associated with relatively high levels of deferred taxable income. There can be no assurance that the Fund will achieve its investment objective.

         The Fund's investment objective is considered fundamental and may not be changed without shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change.

         The Fund seeks to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Adviser expects to achieve the Fund's objective with such investments.

         The Fund's policy of investing at least 85% of its Managed Assets in securities of energy companies, MLPs and MLP-related entities in the energy sector is non-fundamental.

         The Fund has adopted the following additional non-fundamental policies:

                  o Under normal market conditions, the Fund intends to invest at least 65% and up to 100% of its Managed Assets in equity securities issued by energy sector MLPs and MLP-related entities. Equity securities currently consist of common units and subordinated units of MLPs, I-Shares of MLP-related entities and common stock of MLP-related entities, such as general partners or other affiliates of the MLPs.

                  o The Fund may invest in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies. The

                      Fund does not intend to invest more than 35% of its Managed Assets in such restricted securities, including no more than 10% of its Managed Assets in private companies.

                  o The Fund may invest up to 25% of its Managed Assets in debt securities of energy companies, MLPs and MLP-related entities, including certain securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's and at least B- by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Sub-Adviser.

                  o The Fund will not invest more than 10% of its Managed Assets in any single issuer.

                  o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to mitigate interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

         Unless otherwise stated, all investment restrictions apply at the time of purchase and the Fund will not be required to reduce a position due solely to market value fluctuations.

         For a more complete discussion of the Fund's initial portfolio composition, see "Portfolio Composition."

INVESTMENT PHILOSOPHY AND PROCESS

         Under normal market conditions, the Fund invests at least 85% of its Managed Assets in securities of energy companies, MLPs and MLP-related entities. The Sub-Adviser intends to seek securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Sub-Adviser's securities selection process will include a comparison of quantitative, qualitative, and relative value factors. While the Sub-Adviser maintains an active dialogue with several research analysts in the energy sector, the Sub-Adviser's primary emphasis will be on proprietary analysis and valuation models conducted and maintained by its in-house investment analysts. To determine whether a company meets its criteria, the Sub-Adviser generally will consider, among other things, a proven track record, a strong record of distribution or dividend growth, solid ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure, and management team.

         The Fund will concentrate its investments in the energy sector. The Fund will pursue its objective by investing principally in a portfolio of equity securities issued by MLPs and MLP-related entities. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the SAI.

         Energy Companies. The Fund's investments will consist of equity and/or debt securities issued by energy companies, energy sector MLPs and MLP-related entities. The companies in which the Fund will invest generally are involved in the business of transporting, processing, storing, distributing or marketing natural gas, NGLs (including propane), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services. To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio.

         Some energy companies operate as "public utilities" or "local distribution companies," and therefore are subject to rate regulation by state or federal utility commissions. However, other energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could affect adversely profitability. Most midstream MLPs with pipeline assets are subject to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rules and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

         Master Limited Partnerships. MLPs are limited partnerships whose shares (or units) are listed and traded on a U.S. securities exchange, just like common stock. To qualify as an MLP, a partnership must receive at least 90% of its income from qualifying sources such as natural resource activities. Natural resource activities include the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner, which generally is a major energy company, investment fund or the management of the MLP, typically controls the MLP through a 2% general partner equity interest in the MLP plus common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

         MLPs typically are structured such that common units have first priority to receive quarterly cash distributions up to MQD. Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD, but subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which maximizes value to unit holders. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where the general partner is receiving 50% of every incremental dollar paid to common and subordinated unit holders. By providing for incentive distributions the general partner is encouraged to streamline costs and acquire assets in order to grow the partnership, increase the partnership's cash flow, and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

         Energy MLPs in which the Fund will invest generally can be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

                  o Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of NGLs (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs also may operate ancillary businesses including the marketing of the products and logistical services.

                  o Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agricultural customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

                  o Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

         The Fund also may invest in equity and debt securities of energy companies that are organized and/or taxed as corporations and may invest in equity and debt securities of MLP-related entities, such as general partners or other affiliates of MLPs, and in private companies that operate energy assets.

PORTFOLIO COMPOSITION

         The Fund's portfolio will be composed principally of the investments discussed below. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.

         Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its Managed Assets in equity securities issued by energy MLPs, including common units and subordinated units and by MLP-related entities, including common stock and I-Shares.

         MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on the success of the MLP. The Fund intends to purchase common units in market transactions but also may purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

         MLP Subordinated Units. MLP subordinated units typically are issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and generally are not publicly traded. Once the MQD on the common units, including any arrearages, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units typically are converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units generally are valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

         MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. I-units have similar features to MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional I-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of I-units, rather than receiving cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to

MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the New York Stock Exchange.

         Equity Securities of Energy Companies. The Fund may invest up to 35% of its Managed Assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but also may purchase securities directly from the issuers in private placements. To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio.

         Debt Securities. The Fund may invest up to 25% of its managed assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms including, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Sub-Adviser to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders. In light of the risks of below investment grade securities, the Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

         Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During periods in which the Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, shares of the Fund may be affected adversely and the Fund may not pursue or achieve its investment objective.

INVESTMENT PRACTICES

         Covered Call Option Transactions. Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

         If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid by the Fund at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale of the put or call option is more or less than the premium and other transaction costs paid by the Fund in connection with the put or call option purchased.

         Hedging and Interest Rate Transactions. The Fund may, but is not required to, use various hedging and strategic transactions described below to mitigate interest rate risks arising from any leverage by the Fund and to facilitate portfolio management. Hedging and strategic transactions generally are accepted under modern portfolio management theory and are used regularly by many mutual funds and other institutional investors. Although the Sub-Adviser seeks to use such practices to further the Fund's investment objective, no assurance can be given that these practices will achieve this result.

         The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, and purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative investments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

         Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions and the illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

         See "Risks--Derivatives" in the Prospectus and "Investment Policies and Techniques" in the SAI for a more complete discussion of Strategic Transactions and their risks.

         Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot predict accurately its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the Fund's recognition of gains that will increase the Fund's tax liability and thereby lower the after-tax dividends of the Fund. In addition, high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as taxable dividends for federal income tax purposes.


                                 USE OF LEVERAGE

         The Fund currently expects the issuance of the Energy Notes will represent approximately 20% of its Managed Assets. The Fund also may leverage through Borrowings, including the issuance of commercial paper or additional notes. The Fund employs financial leverage for the purpose of acquiring additional income-producing investments when the Adviser believes that such use of proceeds will enhance the Fund's net income. The timing and terms of any leverage transactions will be determined by the Fund's Board of Trustees. Leverage entails special risks. The management fee paid to the Advisers will be calculated on the basis of the Fund's Managed Assets (which includes the proceeds of any financial leverage), so the fee will be higher when leverage is used.


                         DESCRIPTION OF THE ENERGY NOTES

         The Energy Notes will be issued pursuant to the terms of an Indenture dated as of ________, 2005, and a Supplemental Indenture dated as of _________, 2005 (referred to herein collectively as the "Indenture") between the Fund and Deutsche Bank Trust Company Americas, as Trustee. The following summaries of certain significant provisions of the Indenture are not complete and are qualified in their entirety by the provisions of the Indenture, a more detailed summary of which is contained in Appendix A to the SAI, which is on file with the Commission and is incorporated herein by reference. Whenever defined terms are used, but not defined in this prospectus, the terms have the meaning given to them in Appendix A to the SAI.

GENERAL

         Pursuant to the Fund's Declaration of Trust, the Board of Trustees has authority on behalf of the Fund to issue notes representing indebtedness, with such rights as determined by the Board of Trustees without shareholder approval. The Indenture currently provides for the issuance of $_____________ aggregate principal amount of the Energy Notes Series A. The principal amount of the Series A Energy Notes is due and payable on __________, 20__. The Energy Notes, when issued and sold pursuant to the terms of the Indenture, will be issued in fully registered form without coupons in denominations of $25,000 and any integral multiple thereof, unless otherwise provided in the Indenture.

         The Energy Notes will be unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund's outstanding common shares and any preferred shares; (2) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund, including additional Energy Notes; and (3) junior to any secured creditors of the Fund. The Energy Notes will be subject to optional and mandatory redemption as described below under "--Redemption" and acceleration of maturity, as described below under "--Events of Default and Acceleration of Maturity; Remedies."

         Holders of the Energy Notes will not receive certificates representing their ownership interest in such securities. DTC will initially act as Securities Depository for the Agent Members with respect to the Energy Notes.

         In addition to serving as the Trustee under the Indenture and the Auction Agent in connection with the Auction Procedures described below, Deutsche Bank Trust Company Americas will act as the transfer agent, registrar, and paying agent for the Energy Notes. However, Deutsche Bank Trust Company Americas generally will serve as the agent of the Fund, acting in accordance with the Fund's instructions.

         The Fund has the right (to the extent permitted by applicable law) to purchase or otherwise acquire any Energy Notes, so long as the Fund is current in the payment of interest on the Energy Notes and on any other notes of the Fund ranking on a parity with the Energy Notes with respect to the payment of interest.

         The Energy Notes have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.

INTEREST AND RATE PERIODS

         General. The Energy Notes will bear interest at the Applicable Rate determined as set forth below under "--Determination of Interest Rate." Interest on the Energy Notes shall be payable when due as described below. If the Fund does not pay interest when due, it will trigger an event of default under the Indenture, subject to the cure provisions, and the Fund will be restricted from declaring dividends and making other distributions with respect to its common shares and any preferred shares.

         On the Business Day next preceding each Interest Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of interest. The Fund does not intend to establish any reserves for the payment of interest.

         All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of interest to the Holders. Interest will be paid by the Paying Agent to the Holders as their names appear on the securities ledger or securities records of the Fund, which Holder is expected to be the nominee of the Securities Depository. The Securities Depository will credit the accounts of the Agent Members of the Beneficial Owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute interest in same-day funds to Agent Members who are in turn expected to distribute such interest to the persons for whom they are acting as agents. The Agent Member of a Beneficial Owner will be responsible for holding or disbursing such payments on the applicable Interest Payment Date to such Beneficial Owner in accordance with the instructions of such Beneficial Owner.

         Interest in arrears for any past Rate Period may be subject to a Default Rate of interest as described below and may be paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the securities ledger or securities records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any interest payment shall be credited first against the earliest accrued interest. No interest will be payable in respect of any payment or payments which may be in arrears. See "--Default Period" below.

         The amount of interest payable on each Interest Payment Date of each Rate Period of less than one year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such Energy Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one year or more, the amount of interest per Energy Note payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

         Determination of Interest Rate. The interest rate for the initial Rate Period (i.e., the period from and including the Original Issue Date to and including the initial Auction Date) and the initial Auction Date are set forth on the cover page of this prospectus. After the initial Rate Period, subject to certain exceptions, the Energy Notes will bear interest at the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction. The initial Rate Period for the Energy Notes shall be __ days for Energy Notes. Rate Periods after the initial Rate Period shall either be Standard Rate Periods or, subject to certain conditions and with notice to Holders, Special Rate Periods.

         A Special Rate Period will not be effective unless, among other things, Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the aggregate amount of Energy Notes subject to Buy Orders by Potential Holders is at least equal to the aggregate amount of Energy Notes subject to Sell Orders by Existing Holders).

         Interest will accrue at the Applicable Rate from the Original Issue Date and shall be payable on each Interest Payment Date thereafter. For Rate Periods of less than 30 days, Interest Payment Dates shall occur on the first Business Day following such Rate Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Rate Period, not including the initial Rate Period, and on the Business Day following the last day of such Rate Period. Interest will be paid through the Securities Depository on each Interest Payment Date.

         Except during a Default Period as described below, the Applicable Rate resulting from an Auction will not be greater than the Maximum Rate, which is equal to the Applicable Percentage of the Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers. The Applicable Percentage will be determined based on the lower of the credit ratings assigned on that date to the Energy Notes by Moody's and Fitch, as follows:

                MOODY'S                  FITCH               APPLICABLE
             CREDIT RATING           CREDIT RATING           PERCENTAGE
             -------------           -------------           ----------
             Aa3 or above            AA- or above               200%
               A3 to A1                A- to A+                 250%
             Baa3 to Baa1            BBB- to BBB+               275%
              Below Baa3              Below BBB-                300%

         The Reference Rate is the greater of (1) the applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more), or (2) the applicable LIBOR. For Standard Rate Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No Minimum Rate is specified for Auctions in respect to Rate Periods of more than the Standard Rate Period.

         The Maximum Rate for the Energy Notes will apply automatically following an Auction for the notes in which Sufficient Clearing Bids have not been made (other than because all Energy Notes were subject to Submitted Hold Orders). If an Auction for any subsequent Rate Period is not held for any reason, including because there is no Auction Agent or Broker-Dealer, then the

Interest Rate on the Energy Notes for any such Rate Period shall be the Maximum Rate (except for circumstances in which the Interest Rate is the Default Rate, as described below).

         The All Hold Rate will apply automatically following an Auction in which all of the outstanding Energy Notes are subject to (or are deemed to be subject to) Submitted Hold Orders. The All Hold Rate is 80% of the applicable AA Composite Commercial Paper Rate.

         Prior to each Auction, Broker-Dealers will notify Holders and the Trustee of the term of the next succeeding Rate Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each Auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Rate Period and of the Auction Date of the next succeeding Auction.

         Notification of Rate Period. The Fund will designate the duration of subsequent Rate Periods of each series of the Energy Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice thereof shall have been given as provided in the Indenture, (2) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, the Energy Notes shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (4) if the Fund shall have mailed a Notice of Redemption with respect to any such Energy Notes, the redemption price with respect to such Energy Notes shall have been deposited with the Paying Agent, and (5) the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

         Designation of a Special Rate Period. If the Fund proposes to designate any Special Rate Period, not fewer than seven (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by the Fund by telephonic or other means to the Trustee and the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state:

                   (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof, and

                   (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and the Trustee, and the Auction Agent will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Trustee and the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                   (1) a notice stating

                            (A) that the Fund has determined to designate the
                  next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof; and

                            (B) the terms of any Specific Redemption Provisions;
                  or

                   (2) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

         If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the required confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause (2) above, thereby resulting in a Standard Rate Period.

         Default Period. Subject to cure provisions, a "Default Period" with respect to a particular series of the Energy Notes will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time,

                   (A) the full amount of any declared interest on that series payable on the Interest Payment Date (an "Interest Default"); or

                   (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and together with an Interest Default, hereinafter referred to as "Default").

         Subject to cure provisions, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period.

         No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of the Energy Notes. No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Interest Payment

Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each series. The Default Rate shall be equal to the Reference Rate multiplied by three.

REDEMPTION

         Optional Redemption. Subject to the provisions of the Indenture, and, to the extent permitted under the 1940 Act, the Fund at its option may redeem the Energy Notes having a Rate Period of one year or less, in whole or in part, out of funds legally available therefore, on the Interest Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price shall be equal to the aggregate principal amount of the Energy Notes to be redeemed, plus an amount equal to accrued interest to the date fixed for redemption. The Energy Notes having a Rate Period of more than one year are redeemable at the option of the Fund, in whole or in part, out of funds legally available therefore, prior to the end of the relevant Rate Period, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (1) the Fund has available on such date fixed for the redemption certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of the Energy Notes by reason of the redemption of a series of the Energy Notes and (2) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount immediately subsequent to such redemption.

         The Fund also reserves the right to repurchase the Energy Notes in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the principal amount of the Energy Notes, but is under no obligation to do so.

         Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Energy Notes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Energy Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Energy Notes Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), then the Energy Notes will be subject to mandatory redemption out of funds legally available therefor. See "--Asset Maintenance" below.

         The principal amount of the Energy Notes to be redeemed in such circumstances will be equal to the lesser of:

         (1) the minimum principal amount of the Energy Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregated Discounted Value at least equal to the Energy Notes Basic Maintenance Amount or sufficient to satisfy the 1940 Act Energy Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum principal amount of the Energy Notes the redemption of which would have such result, all the Energy Notes then outstanding will be redeemed), and

         (2) the maximum principal amount of the Energy Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

         The Fund shall allocate the principal amount of the Energy Notes required to be redeemed to satisfy the Energy Notes Basic Maintenance Amount or the 1940 Act Energy Notes Asset Coverage, as the case may be, pro rata among the Holders of the Energy Notes in proportion to the principal amount of the Energy Notes they hold, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

         The Fund is required to effect such a mandatory redemption not later than 40 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the outstanding Energy Notes of a series which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those Energy Notes on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of the Energy Notes and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Massachusetts law. The redemption price of the Energy Notes in the event of any mandatory redemption will be the principal amount, plus an amount equal to accrued interest to the date fixed for redemption, plus (in the case of a Rate Period of more than one year) redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the Commission so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the Commission generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Trustee and the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Trustee will use its reasonable efforts to provide notice to each holder of the Energy Notes called for redemption by electronic means not later than the close of business on the Business Day immediately following the Business Day on which the Trustee determines the principal amount of the Energy Notes to be redeemed (or, during a Default Period with respect to such Energy Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives notice of redemption from the
Fund). Such notice will be confirmed promptly by the Trustee in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice to each holder of record of the Energy Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository ("Notice of Redemption"). The Notice of Redemption will be addressed to the registered owners of the Energy Notes at their addresses appearing on the books or share records of the Fund. Such notice will set forth (1) the redemption date, (2) the principal amount and identity of the Energy Notes to be redeemed, (3) the redemption price (specifying the amount of accrued interest to be included therein), (4) that interest on the Energy Notes to be redeemed will cease to accrue on such redemption date, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

         If less than all of the outstanding Energy Notes of a Series are redeemed on any date, the amount of the Energy Notes per Holder to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the principal amounts of the Energy Notes held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. In no event will any redemption of less than all the outstanding Energy Notes of a series be for less than $25,000 or integral multiples thereof. The Energy Notes may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. The Trustee will give notice to the Securities Depository, whose nominee will be the record holder of all of the Energy Notes, and the Securities Depository will determine the Energy Notes to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the principal amounts of the Energy Notes to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption the Energy Notes from the accounts of some beneficial owners without selecting for redemption any such Energy Notes from the accounts of other beneficial owners. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the Energy Notes, the particular principal amount to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series or by such other method as the Fund shall deem fair and equitable, as contemplated above.

         If a Notice of Redemption has been given, then upon the deposit of funds with the Paying Agent sufficient to effect such redemption, interest on such Energy Notes will cease to accrue and such Energy Notes will no longer be deemed to be outstanding for any purpose and all rights of the owners of the Energy Notes so called for redemption will cease and terminate, except the right of the owners of such Energy Notes to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the Energy Notes called for redemption on such date and (2) such other amounts, if any, to which holders of the Energy Notes called for redemption may be entitled. The Fund will be entitled to receive, from time to time after the date fixed for redemption, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of the Energy Notes so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. After such payment, Holders of the Energy Notes called for redemption may look only to the Fund for payment.

         So long as any such Energy Notes are held of record by the nominee of the Securities Depository, the Redemption Price for such Energy Notes will be paid on the Redemption Date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no such Energy Notes may be redeemed unless all interest in arrears on the outstanding Energy Notes, and any indebtedness of the Fund ranking on a parity with the Energy Notes, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all the Energy Notes and all indebtedness ranking on a parity with the Energy Notes must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding Energy Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of each series of all the outstanding Energy Notes.

         Except for the provisions described above, nothing contained in the Indenture limits any legal right of the Fund to purchase or otherwise acquire any such Energy Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on or the mandatory or optional redemption price with respect to, any such Energy Notes for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Energy Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all the outstanding Energy Notes are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

         The Fund is required to satisfy two separate asset maintenance requirements in respect of the Energy Notes: (1) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to the Energy Notes Basic Maintenance Amount; and (2) the Fund must maintain asset coverage under the 1940 Act for Energy Notes of at least 300%, referred to as the "1940 Act Energy Notes Asset Coverage."

         The Energy Notes Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any such Energy Notes are outstanding, Eligible Assets having an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount. The Energy Notes Basic Maintenance Amount is calculated separately for each Rating Agency which is then rating the Energy Notes and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the Energy Notes Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the Energy Notes. See "--Redemption--Mandatory Redemption."

         The "Energy Notes Basic Maintenance Amount" as of any Valuation Date currently is defined in the Rating Agency Guidelines as the dollar amount equal to:

                   (1) the sum of:

                            (A) the aggregate principal amount of the
                  outstanding Energy Notes of each series on such date (and redemption premium, if any);

                            (B) the aggregate amount of accrued interest to, and
                  including, the first Interest Payment Date that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Interest Payment Date);

                            (C) the amount of anticipated Fund non-interest
                  expenses for the 90 days subsequent to such Valuation Date;

                            (D) the amount of the current outstanding balances
                  of any indebtedness which is senior to the Energy Notes plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and

                            (E) any current liabilities, payable during the 30
                  days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Energy Notes for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (1)(A) through (1)(D); less

                   (2) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (1)(B) through (1)(E) ("value," for purposes of this clause (2), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

Each Rating Agency may amend the definition of "The Energy Notes Basic Maintenance Amount" from time to time.

         The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the SAI.

         Each Rating Agency's Discount Factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and the guidelines for determining the Discounted Value of the Fund's portfolio holdings to determine compliance with the Energy Notes Basic Maintenance Amount are based on Rating Agency Guidelines established by each Rating Agency in connection with its rating of the Energy Notes. The Discount Factor relating to any asset of the Fund, the Energy Notes Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Fund, Board of Trustees, shareholders or holders of the Energy Notes.

         A Rating Agency's Guidelines will apply to the Energy Notes only so long as that Rating Agency is rating the Energy Notes. The Fund will pay certain fees to Moody's and Fitch and any Other Rating Agency which may provide a rating for the Energy Notes for rating the Energy Notes. The ratings assigned to the Energy Notes are not recommendations to buy, sell or hold the Energy Notes. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time. Any rating of the Energy Notes should be evaluated independently of any other rating.

         1940 Act Energy Notes Asset Coverage. The Fund is also required to maintain, with respect to the Energy Notes, as of the last Business Day on any month in which any such Energy Notes are outstanding, asset coverage of at least 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Energy Notes Asset Coverage"). If the Fund fails to maintain the 1940 Act Energy Notes Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain such Energy Notes. See "--Redemption--Mandatory Redemption."

         The Fund estimates that based on the composition of its portfolio as of _______, 2005, assuming the issuance of all such Energy Notes offered hereby (the sales load and estimated offering costs of the Energy Notes will be capitalized and amortized over the life of the Energy Notes), the 1940 Act Energy Notes Asset Coverage would be:

Value of Fund assets less all liabilities and indebtedness
not represented by senior securities
-----------------------------------------------------------  =  -----------  =
Senior securities representing indebtedness, including the aggregate principal amount of the Energy Notes

         Notices. Under the current Rating Agency Guidelines, after the Issue Date and in certain other circumstances, the Fund is required to deliver to any Rating Agency which is then rating the Energy Notes (1) a certificate with respect to the calculation of the Energy Notes Basic Maintenance Amount; (2) a certificate with respect to the calculation of the 1940 Act Energy Notes Asset Coverage and the value of the portfolio holdings of the Fund; and (3) a letter prepared by the Fund's independent accountants regarding the accuracy of such calculations.

EVENTS OF DEFAULT AND ACCELERATION OF MATURITY; REMEDIES

         Any one of the following events constitutes an "event of default" under the Indenture:

         - default in the payment of any interest upon any series of the Energy Notes when it becomes due and payable and the continuance of such default for 30 days;

         - default in the payment of the principal of any series of the Energy Notes at maturity;

         - default in the performance, or breach, of any covenant or warranty of the Fund in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given;

         - certain voluntary or involuntary proceedings involving the Fund and relating to bankruptcy, insolvency or other similar laws;

         - if, on the last business day of each of twenty-four consecutive calendar months, the Energy Notes have an asset coverage under the 1940 Act of less than 100%; and

         - any other "event of default" provided with respect to any series, including a default in the payment of any redemption price on an applicable redemption date.

         Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of the outstanding Energy Notes of a series or the Trustee may declare the principal amount of the Energy Notes of such series immediately due and payable upon written notice to the Fund. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically. At any time after a declaration of acceleration with respect to any series of the Energy Notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding Energy Notes of that series, by written notice to the Fund and the Trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of the Energy Notes, other than the non-payment of the principal of that series of the Energy Notes which have become due solely by such declaration of acceleration, have been cured or waived.

         At any time after a declaration of acceleration with respect to the Energy Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Energy Notes of that series, by written notice to the Fund and the Trustee, may rescind and annul such declaration and its consequences if certain conditions are met.

PAYMENT OF PROCEEDS UPON DISSOLUTION, ETC.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Fund or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Fund, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Fund, then (after any payments with respect to any secured creditor of the Fund outstanding at such time) and in any such event the holders of the Energy Notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all such Energy Notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the Energy Notes, before the holders of any shares of beneficial interest of the Fund are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares, and to that end the holders of the Energy Notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Fund being subordinated to the payment of the Energy Notes, which may be payable or deliverable in respect of the Energy Notes in any such case, proceeding, dissolution, liquidation or other winding up event.

         Unsecured creditors of the Fund, in addition to Holders of the Energy Notes, may include, without limitation, service providers to the Fund including the Adviser, Sub-Adviser, Custodian, Auction Agent, Broker-Dealers and the Trustee, pursuant to the terms of various contracts with the Fund. Secured creditors of the Fund may include, without limitation, parties entering into any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options, or other similar transactions with the Fund that create liens, pledges, charges, security interests, security agreements or other encumbrances on the assets of the Fund.

         A consolidation, reorganization or merger of the Fund with or into any other fund, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

SUPPLEMENT; WAIVER OF PAST DEFAULT

         Without the consent of any Holders of the Energy Notes, the Fund, when authorized by a board resolution, and the Trustee, at any time and from time to time, may enter into one or more supplemental indentures:

                   (1) to evidence the succession of another person to the Fund and the assumption by any such successor of the covenants of the Fund in the Indenture and in the Energy Notes,

                   (2) to add to the covenants of the Fund for the benefit of the Holders or to surrender any right or power conferred upon the Fund by the Indenture,

                   (3) to add any additional Events of Default for the benefit of the Holders,

                   (4) to permit or facilitate the issuance of the Energy Notes in bearer form or to permit or facilitate the issuance of the Energy Notes in uncertificated form,

                   (5) to add to, change or eliminate any of the provisions of the Indenture in respect of one or more series of the Energy Notes, provided that any such addition, change or elimination (A) shall neither (1) apply to any such Energy Notes of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (2) modify the rights of the Holder of any such Energy Notes with respect to such provision or (B) shall become effective only when there are no such Energy Notes outstanding,

                   (6) to establish the form or terms of the Energy Notes of any series and to increase the aggregate principal amount of any outstanding series of the Energy Notes as permitted by the Indenture,

                   (7) to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee, or

                   (8) to cure any ambiguity, to correct or supplement any provision in the Indenture which may be defective or inconsistent with any other provision therein, or to make any other provisions with respect to matters or questions arising under the Indenture; provided that such actions shall not affect adversely the interests of the Holders of the Energy Notes of any series in any material respect.

         With the consent of the Holders of at least a majority in principal amount of the outstanding Energy Notes affected thereby, the Fund, when authorized by a board resolution, and the Trustee may enter into an indenture or supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Energy Notes under the Indenture; provided, however, that no such supplemental indenture shall, without the consent of each of the Holders of the outstanding Energy Notes affected thereby, (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Energy Note, or reduce the principal amount thereof or the rate of interest thereon, or permit the Fund to redeem any such Energy Notes if, absent such supplemental indenture, the Fund would not be permitted to do so, or change any place of payment where, or the coin or currency in which, any such Energy Notes or any interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), (2) reduce the percentage in principal amount of the outstanding Energy Notes, the consent of whose Holders is necessary for such supplemental indenture or required for waiver of compliance with certain provisions of the Indenture, or (3) modify any of the provisions of this paragraph or any provisions of the Indenture relating to waiver of past defaults and covenants (except to increase any percentage or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holders of the outstanding Energy Notes).

         The Holders of not less than a majority in principal amount of the outstanding Energy Notes of any series may on behalf of the Holders of all the Energy Notes of such series waive any past default under the Indenture with respect to such series and its consequences, except a default (1) in the payment of the principal of or interest on any Security of such series, or (2) in respect of a covenant or provision of the Indenture cannot be modified or amended without the consent of each Holder of the outstanding Energy Notes of such series affected.

SATISFACTION AND DISCHARGE; DEFEASANCE

         The Fund may discharge its obligations under the Indenture when (1) either (A) all such Energy Notes have been delivered to the Trustee for cancellation or (B) all such Energy Notes not delivered to the Trustee for cancellation have become due and payable, will become due and payable at their Stated Maturity within one year, or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Fund, and the Fund has deposited or caused to be deposited with the Trustee as trust, funds in an amount sufficient to pay and discharge the entire indebtedness on such Energy Notes for principal and interest to the date of such deposit (in the case of the Energy Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; (2) the Fund has paid or caused to be paid all other sums payable under the Indenture by the Fund; and (3) the Fund has delivered to the Trustee an officers' certificate and an opinion of counsel relating to compliance with the provisions of the Indenture.

         The Fund, at its election, shall:

         (1) be deemed to have paid and discharged its debt on the Energy Notes and the Indenture shall cease to be of further effect as to all outstanding Energy Notes (except as to (A) rights of Holders to receive payments of principal of and interest on such Energy Notes, (B) rights of registration of transfer and exchange of the Energy Notes, (C) the rights, powers, duties and immunities of the Trustee under the Indenture and (D) certain other specified provisions in the Indenture) or

         (2) cease to be under any obligation to comply with certain covenants contained in the Indenture, after the irrevocable deposit by the Fund with the Trustee, in trust for the benefit of the Holders, at any time prior to the maturity of the Energy Notes, of (A) money in an amount, (B) U.S. Government Obligations, which through the scheduled payment of principal and interest will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient to pay and discharge the principal of and interest on the Energy Notes then outstanding on the dates on which any such payments are due in accordance with the terms of the Indenture and the Energy Notes. Such defeasance or covenant defeasance shall be deemed to occur only if certain conditions are satisfied, including, among other things, delivery by the Fund to the Trustee of an opinion of counsel and officers' certificates as to compliance with the requirements of the Indenture relating to defeasance.

PAYMENT RESTRICTIONS ON SHARES OF BENEFICIAL INTEREST

         Under the 1940 Act, the Fund may not declare any dividend or make any distribution with respect to the common shares and any preferred shares of the Fund (except as noted below) or purchase or redeem any common or preferred shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Energy Notes and any other senior securities representing indebtedness (as defined in the 1940 Act), would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). Dividends may, however, be declared upon any preferred shares if the Energy Notes and any other senior securities representing indebtedness have an asset coverage of at least 200% at the time of declaration after deducting the amount of such dividend. "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with interest payments or distributions on or purchases or redemptions of the Energy Notes and shares of beneficial interest, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

         In addition, a declaration of a dividend or other distribution on or purchase or redemption of common or preferred shares is restricted (1) at any time that an event of default under the Energy Notes or any other Borrowings has occurred and is continuing; or (2) if after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Energy Notes or other Borrowings; or (3) the Fund has not redeemed the full amount of the Energy Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

GOVERNING LAW

         The Indenture and the Energy Notes will be governed by the laws of the State of New York.

THE TRUSTEE

         Deutsche Bank Trust Company Americas will be the Trustee under the Indenture. The Indenture provides that, except during the continuance of an event of default, the Trustee will perform only such duties as are specifically set forth in the Indenture. In case an event of default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                                   THE AUCTION

GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of the Energy Notes so long as the Applicable Rate for the Energy Notes of such series is to be based on the results of an Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for the Energy Notes.

         The Auction Agent after each Auction for the Energy Notes will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the purchase price of the Energy Notes placed by such Broker-Dealer at such Auction in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer. For the purposes of the preceding sentence, the Energy Notes will be placed by a Broker-Dealer if such Energy Notes were (a) the subject of Hold Orders to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such Energy Notes as a result of the Auction or (2) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such Energy Notes as a result of the Auction or (3) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

         Beneficial Owners. Prior to the Submission Deadline on each Auction Date for a series of the Energy Notes, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction

Agent) as a holder of the Energy Notes of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to the Energy Notes of such series to that Broker-Dealer as follows:

         - Hold Order -- indicating its desire to hold the Energy Notes of such series without regard to the Applicable Rate for the Energy Notes of such series for the next Rate Period thereof.

         - Bid -- indicating its desire to sell the principal amount of the Outstanding Energy Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for the Energy Notes of such series for the next succeeding Rate Period of the Energy Notes of such series shall be less than the rate per annum specified by such Beneficial Owner (also known as a hold at rate order).

         - Sell Order -- indicating its desire to sell the principal amount of the Outstanding Energy Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the Energy Notes of such series for the next succeeding Rate Period of the Energy Notes of such series.

         A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the Energy Notes of a series then held by such Beneficial Owner. A Beneficial Owner of the Energy Notes of such series that submits a Bid with respect to the Energy Notes of such series to its Broker-Dealer having a rate higher than the Maximum Rate for the Energy Notes of such series on the Auction Date therefore will be treated as having submitted a Sell Order with respect to such Energy Notes to its Broker-Dealer. A Beneficial Owner of the Energy Notes of such series that fails to submit an Order with respect to such Energy Notes to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such Energy Notes of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of the Energy Notes of such series fails to submit an Order with respect to the Energy Notes of such series to its Broker-Dealer for an Auction relating to a Special Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such Energy Notes to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the Energy Notes subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of the additional Energy Notes is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

         Potential Beneficial Owners. A customer of a Broker-Dealer that is not a Beneficial Owner of the Energy Notes of a series but that wishes to purchase the Energy Notes of such series, or that is a Beneficial Owner of the Energy Notes of such series that wishes to purchase additional Energy Notes of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase such principal amount of the Outstanding Energy Notes of such series specified in such bid if the Applicable Rate for the Energy Notes of such series determined on such Auction Date shall be higher than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of the Energy Notes of such series specifying a rate higher than the Maximum Rate for the Energy Notes of such series on the Auction Date therefore will not be accepted.

         Each Broker-Dealer shall submit in writing which shall include a writing delivered via e-mail or other electronic means to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for the Energy Notes of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of the Energy Notes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as Potential Holders in respect of the Energy Notes subject to Orders submitted to it by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of the Energy Notes held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of the Energy Notes held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

         If Sufficient Clearing Bids for a series of the Energy Notes exist (that is, the aggregate principal amount of the Outstanding Energy Notes of such series subject to Submitted Bids of Potential Holders specifying one or more rates lower than the Maximum Rate for the Energy Notes of such series exceeds or is equal to the sum of the aggregate principal amount of the Outstanding Energy Notes of such series subject to Submitted Sell Orders), the Applicable Rate for the Energy Notes of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the aggregate principal amount of the Energy Notes of such series available for purchase in the Auction. If Sufficient Clearing Bids for a series of the Energy Notes do not exist (other than because all of the Outstanding Energy Notes of such series are subject to Submitted Hold Orders), then the Applicable Rate for all the Energy Notes of such series for the next succeeding Rate Period thereof will be equal to the Maximum Rate for the Energy Notes of such series. In such event, Beneficial Owners of the Energy Notes of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all aggregate principal amount of the Energy Notes of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of a series of the Energy Notes, the Applicable Rate for all the Energy Notes of such series for the next succeeding Rate Period thereof will be the All Hold Rate.

         The Auction Procedures include a pro rata allocation of the Energy Notes for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a principal amount of the Energy Notes of a series of the Energy Notes that is less than the principal amount of the Energy Notes of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

         Settlement of purchases and sales will be made on the next Business Day (also an Interest Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

SECONDARY MARKET TRADING AND TRANSFER OF THE ENERGY NOTES

         The Broker-Dealers may maintain a secondary trading market of the Energy Notes outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of the Energy Notes will be established or, if established, will provide owners with liquidity of investment. The Energy Notes are not registered on any stock exchange or on The Nasdaq Stock Market. Investors who purchase the Energy Notes in an Auction for a Special Rate Period should note that because the interest rate on such Energy Notes will be fixed for the length of such Rate Period, the value of the Energy Notes may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

         A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of an aggregate principal amount of the Energy Notes only in $25,000 increments and only:

                   (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures;

                   (2) to or through a Broker-Dealer; or

                   (3) to the Fund or any affiliate; provided, however, that (a) a sale, transfer or other disposition of an aggregate principal amount of the Energy Notes from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such Energy Notes to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the Energy Notes so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Adviser and the Sub-Adviser. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISER

         First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for selecting and supervising the Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $14.0 billion in assets which it managed or supervised as of September 30, 2004.

         First Trust Advisors also is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Commission under the Investment Advisers Act of 1940, as amended. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         For additional information concerning First Trust Advisors, including a description of the services provided, see "Investment Adviser" in the SAI.

SUB-ADVISER

         The Sub-Adviser, Fiduciary Asset Management, LLC, located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.1 billion of assets as of July 31, 2004.

         Fiduciary Asset Management invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients. Fiduciary Asset Management's clients include Fortune 500 companies, public pensions and large endowments and foundations. Fiduciary Asset Management has managed master limited partnership portfolios for clients since 1995.

         Fiduciary Asset Management was founded as an independent investment firm in 1994 by Charles D. Walbrandt. From 1974 through 1994 Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, a M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management is controlled by Mr. Walbrandt.

         Fiduciary Asset Management's investment committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammad Riad, James J. Cunnane Jr., and Joseph E. Gallagher. Mr. Cunnane will serve as the primary portfolio manager for the Fund.

         Mr. Cunnane has over ten years experience managing portfolios and is a member of the equity portfolio management team and performs securities research. Prior to joining Fiduciary Asset Management in 1996, he was a research analyst with A.G. Edwards & Sons, Inc. from 1994 to 1996. He also worked as an analyst for Maguire Investment Advisors, where he gained extensive experiences in the development of master limited partnership and mid- and small-cap stock portfolios. He holds a B.S. degree in finance from Indiana University. Mr. Cunnane is a Chartered Financial Analyst, and serves on the investment committee of the Archdiocese of St. Louis and the board of the St. Louis internship program.

         William N. Adams performs securities research on equity and fixed income securities and focuses on the energy sector. Prior to joining Fiduciary Asset Management in 2004, Mr. Adams was a research analyst with Banc of America Capital Management and previous entities from 1981 to 2004, specializing in integrated oils, oil field services, oil and natural gas exploration, and refining and marketing. Mr. Adams received his BSBA/MBA degrees from Washington University in St. Louis and is a Chartered Financial Analyst.

INVESTMENT MANAGEMENT AGREEMENT

         Pursuant to an investment management agreement between First Trust Advisors and the Fund, the Fund has agreed to pay for the services and facilities provided by First Trust Advisors an annual management fee, payable on a monthly basis, equal to 1.00% of the Fund's Managed Assets.

         For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (which includes assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund and the liquidation preference of any outstanding preferred shares).

         In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

         The Sub-Adviser receives a portfolio management fee equal to 0.50% of the Fund's managed assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

         For each of the first two years following the commencement of the Fund's operations through June 24, 2006, the Adviser has agreed to reduce its annual management fee to 0.75% of the Fund's managed assets in order to reimburse the Fund for certain fees and expenses incurred by the Fund. The Sub-Adviser has agreed to bear a portion of this reduction by reducing the amount of its full sub-advisory fee during such period to 0.382% of the Fund's managed assets.

         After this offering of the Energy Notes, the Fund will be leveraged in the amount of 20% of the Fund's Managed Assets. As a result, the Fund's management fee will be ____% of net assets attributable to common shares.

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of common shares. The common shares have a par value of $0.01 per share and, subject to the rights of holders of preferred shares, if any, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The common shares currently have no preemptive or conversion rights (except as may otherwise be determined by the Trustees in their sole discretion) or rights to cumulative voting. As of October 29, 2004, there were 6,405,236 common shares of the Fund issued and outstanding.

         The common shares are listed on the American Stock Exchange. The trading or "ticker" symbol of the common shares is "FEN." The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

PREFERRED SHARES

         The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any preferred shares that might be issued.

         The Fund may elect to issue preferred shares as part of its leverage strategy. The Board of Trustees also reserves the right to issue preferred shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund. We cannot assure you, however, that any preferred shares will be issued. Although the terms of any preferred shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the preferred shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the preferred shares will be similar to those stated below.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

          Voting Rights. The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the trustees of the Fund at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

         The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

         Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any preferred shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase preferred shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of shares by the Fund will increase that leverage.

         The discussion above describes the possible offering of preferred shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the preferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the holders of common shares, may authorize an offering of preferred shares or may determine not to authorize such an offering, and may fix the terms of the preferred shares to be offered.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and preferred shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize:

                   (1) a conversion of the Fund from a closed-end to an open-end investment company;

                   (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);

                   (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust);

                   (4) in certain circumstances, a termination of the Fund;

                   (5) a removal of trustees by common shareholders; or

                   (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction.

         However, with respect to (1) above, if there are preferred shares outstanding, the affirmative vote of the holders of two-thirds of the preferred shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects preferred shares, if any, then an affirmative vote of two-thirds of the preferred shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, if any, outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust."

         The provisions of the Declaration of Trust described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its common shareholders.

         Reference should be made to the Declaration of Trust on file with the Commission for the full text of these provisions.


                             STRUCTURE OF THE FUND;
              COMMON SHARE REPURCHASES AND CHANGE IN FUND STRUCTURE

CLOSED-END STRUCTURE

         Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset inflows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

         However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the common shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the common shares at net asset value or the possible conversion of the Fund to an open-end mutual fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the common shares trading at a price equal to or close to net asset value per common share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of common shares of the Fund that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

         In recognition of the possibility that the common shares might trade at a discount to net asset value and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Adviser, Sub-Adviser and any corporate finance services and consulting agent that the Adviser may retain, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for common shares to seek to reduce any market discount from net asset value that may develop. In connection with its consideration from time to time of open-end repurchases of and/or tender offers for common shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly board meeting following a calendar year in which the Fund's common shares have traded at an average weekly discount from net asset value of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

         There can be no assurance that repurchases of common shares or tender offers, if any, will cause the common shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Fund's outstanding common shares may be the subject of repurchases or tender offers may reduce the spread between market price and net asset value that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their common shares if they have a reasonable expectation of being able to receive a price of net asset value for a portion of their common shares in conjunction with an announced repurchase program or tender offer for the common shares.

         Although the Board of Trustees believes that repurchases or tender offers generally would have a favorable effect on the market price of the common shares, the acquisition of common shares by the Fund will decrease the Managed

Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Because of the nature of the Fund's investment objective, policies and portfolio, the Adviser and the Sub-Adviser do not anticipate that repurchases of common shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for common shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

         The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that such vote shall be by Majority Shareholder Vote if the action in question was approved previously by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the common shares would cease to be listed on the American Stock Exchange or other national securities exchange or market system. Any preferred shares or Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company.


                       CERTAIN FEDERAL INCOME TAX MATTERS

         The following is a summary of certain material U.S. federal income tax considerations relating to the purchase, ownership and disposition of the Energy Notes. Except as discussed under "Taxation of Non-U.S. Holders" and "Information Reporting and Backup Withholding," the discussion generally applies only to holders of the Energy Notes that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or certain other persons that are subject to U.S. federal income tax on a net income basis in respect of an investment in the Energy Notes. This summary deals only with U.S. holders that hold the Energy Notes as capital assets and who purchase the Energy Notes in connection with this offering. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, or U.S. holder of the Energy Notes whose "functional currency" is not the United States dollar, tax-exempt organization, broker or dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds the Energy Notes in a qualified tax deferred account such as an IRA, or person that will hold the Energy Notes as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax.

         This summary is based on the provisions of the Code, the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this summary, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.

         As stated above, this summary does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of the Energy Notes in light of such holder's particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of the Energy Notes, including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.

FEDERAL INCOME TAX TREATMENT OF THE FUND

         The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund will be subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income generally would include all of the Fund's net income from the MLPs. The current U.S. federal maximum income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. The Fund also will be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

         The MLPs in which the Fund intends to invest generally are treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

         The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

         Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund generally will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, decreased for any distributions of cash received by the Fund in excess of the Fund's allocable share of taxable income and decreased by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

         In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

         The Fund will not be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund intends to invest a substantial portion of its assets in MLPs, the Fund does not expect to meet such tests. Thus, the regulated investment company taxation rules do not apply to the Fund or shareholders of the Fund.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF THE ENERGY NOTES

         The Fund intends to treat the Energy Notes as indebtedness of the Fund for federal income tax purposes, and does not intend to treat the Energy Notes as contingent payment debt obligations or obligations issued with an original issue discount. This federal income tax discussion assumes that this treatment is correct under present law. However, there is no assurance that the Internal Revenue Service or a court would agree with this characterization, and in such a situation the federal income tax treatment of owners of the Energy Notes would be different from that described below.

         Taxation of Interest. Payments or accruals of interest on the Energy Notes generally will be taxable to you as ordinary income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

         Purchase, Sale and Redemption of the Energy Notes. Initially, your tax basis in the Energy Notes acquired generally will be equal to your cost to acquire such Energy Notes. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Energy Notes (for example, in the case of accruals of market discount, premium and accrued interest, as discussed below). When you sell or exchange any of your Energy Notes, or if any of your Energy Notes are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax in the manner described above under "Taxation of Interest") and your tax basis in the Energy Notes relinquished, subject to various non-recognition provisions of the Code.

         Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your Energy Notes generally will be capital gain or loss. Such gain or loss generally will be long-term capital gain or loss if the disposed the Energy Notes were held for more than one year and will be short-term capital gain or loss if the disposed Energy Notes was held for one year or less. Net capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after 2008) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. The Code, however, treats certain capital gains as ordinary income in special situations. A Holder's ability to deduct capital losses may be limited.

         Premium, Discount and Accrued Interest. If you purchase the Energy Notes at a cost greater than its stated principal amount, plus accrued interest, you will be considered to have purchased the Energy Notes at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the Energy Notes. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the Energy Notes by the amount of the premium amortized during your holding period. If you do not elect to amortize the premium and you hold the Energy Notes to maturity, you generally will be required to treat the premium as a capital loss when the Energy Notes are redeemed.

         If you purchase the Energy Notes at a price that reflects a "market discount," any principal payments on, or any gain that you realize on the disposition of the Energy Notes generally will be treated as ordinary income to the extent of the market discount that accrued on the Energy Notes during the time you held such Energy Notes. "Market discount" is defined under the Code as the excess of the stated redemption price at maturity over your tax basis of the bond immediately after its acquisition by you, except that if market discount is less than 0.25% of the stated redemption price at maturity, multiplied by the number of complete years to maturity after you acquire the bond, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry your Energy Notes that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the Energy Notes, or, at your election, under a constant yield method.

         You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale or redemption of the Energy Notes as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and your tax basis in your Energy Notes will be increased by the amount of market discount included in your gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

         If the price of your Energy Notes includes accrued interest, you must include the accrued interest in your tax basis. When you receive this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Energy Notes.

         This discussion provides only the general rules with respect to the tax treatment of market discount and premium. The rules, however, are complex and special rules apply in certain circumstances.

INFORMATION REPORTING AND BACKUP WITHHOLDING

         In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on the Energy Notes and to the proceeds of the sale of the Energy Notes (including redemption proceeds) paid to U.S. holders other than certain exempt recipients (such as corporations). Information reporting generally will apply to payments of interest on the Energy Notes to non-U.S. holders and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding also may be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. holders, information reporting will apply to the proceeds of the sale of the Energy Notes within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in "Taxation of Non-U.S. Holders" has been received (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption.

         The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of the Energy Notes who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income outlined below will generally satisfy these requirements.

TAXATION OF NON-U.S. HOLDERS

         If you are a non-resident alien individual or a foreign corporation (a "non-U.S. holder"), the payment of interest on the Energy Notes generally will be considered "portfolio interest" and thus will generally be exempt from United States federal withholding tax, provided that the Energy Notes are in registered form and certain other requirements are met. This exemption will apply to you provided that (1) interest paid on the Energy Notes is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the Energy Notes is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund's stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly to the Fund under the Code and (5) you satisfy the certification requirements described below.

         To satisfy the certification requirements, either (1) the beneficial owner of any such Energy Notes must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner's name, address and taxpayer identification number, if any, and any other required information on a properly completed and executed IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the Energy Notes on behalf of the beneficial owner thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for the Energy Notes held by a foreign partnership and other intermediaries

         Interest on the Energy Notes received by a non-U.S. holder which is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. holder provides the Fund with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

         Any capital gain that a non-U.S. holder realizes on a sale, exchange or other taxable disposition (including a redemption) of the Energy Notes generally will be exempt from United States federal income tax, including withholding tax. This exemption generally will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition.


                      CUSTODIAN, AUCTION AGENT AND TRUSTEE

         PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant and providing the accountant with certain Fund accounting information; and providing other continuous accounting and administrative services.

         Deutsche Bank Trust Company Americas is the Trustee under the Indenture, and serves as the Auction Agent with respect to the Energy Notes and acts as transfer agent, registrar, interest disbursing agent and redemption agent with respect to the Energy Notes.


                                  UNDERWRITING

         Lehman Brothers Inc. is acting as underwriter in this offering. Subject to the terms and conditions contained in the underwriting agreement by and among the Underwriter and the Fund, First Trust Advisors and Fiduciary Asset Management, dated the date of this prospectus (a copy of which is filed as an exhibit to the Registration Statement of which this prospectus is a part), Lehman Brothers has agreed to purchase from the Fund, and the Fund has agreed to sell to Lehman Brothers, the Energy Notes offered hereby.

         The underwriting agreement provides that Lehman Brothers is obligated to purchase, subject to certain conditions, all of the Energy Notes being offered if any are purchased. The conditions contained in the underwriting agreement include requirements that (1) the representations and warranties made by the Fund to Lehman Brothers are true; (2) there has been no material change in the financial markets, and (3) the Fund, First Trust Advisors and Fiduciary Asset Management deliver customary closing documents to Lehman Brothers.

         Subject to the terms and conditions set forth in the underwriting agreement, the Fund will sell the Energy Notes to Lehman Brothers on the issue date by releasing the Energy Notes to Lehman Brothers' account at the Securities Depository against payment by Lehman Brothers for the securities to the Fund's account. On the next Auction Date after the issue date, all the Energy Notes sold to Lehman Brothers will be auctioned in the Auction of the Energy Notes pursuant to the Auctions Procedures described in "Description of the Energy Notes" and will thereafter be held in book-entry form, as described in this prospectus.

         After the Auction which includes the newly issued Energy Notes, payment be each purchaser of Energy Notes sold through the Auction will be made in accordance with the procedures described under "The Auction."

UNDERWRITING DISCOUNT

         Lehman Brothers has advised the Fund that it proposes to offer the Energy Notes directly to the public at the public offering price presented on the cover page of this prospectus. Underwriting discounts and commissions will be equal to $___ per Note, which is equal to __% of the initial offering price. Investors must pay for any Energy Notes on or before _______, 2005. After the offering, Lehman Brothers may change the offering and other selling terms.

INDEMNIFICATION

         The Fund, First Trust Advisors and Fiduciary Asset Management have agreed to indemnify Lehman Brothers against certain liabilities relating to this offering, including liabilities under the Securities Act and liabilities arising from breaches of the representation and warranties contained in the underwriting agreement, and to contribute to payments that Lehman Brothers may be required to make for those liabilities.

LISTING

         The Energy Notes, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the Energy Notes outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the Energy Notes will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). The

Fund has been advised by Lehman Brothers that Lehman Brothers is not obligated to make a market in the Energy Notes between Auctions and the market making may be discontinued at any time at its sole discretion.

ELECTRONIC DISTRIBUTION

         A prospectus in electronic format may be made available on the Internet site or through other online services maintained by Lehman Brothers or its affiliates. In those cases, prospective investors may view offering terms online and prospective investors may be allowed to place orders online. Lehman Brothers may allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

         Other than the prospectus in electronic format, the information on Lehman Brother's web site and any information contained in any other web site maintained by Lehman Brothers is not part of the prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by the Fund and should not be relied upon by investors.

CERTAIN RELATIONSHIPS AND FEES

         To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the Fund anticipates that Lehman Brothers may from time to time act as a broker or dealer and receive fees in connection with the execution of the Fund's portfolio transactions after Lehman Brothers has ceased to be the underwriter and, subject to certain restrictions, may act as broker while it is the underwriter. The Fund anticipates that Lehman Brothers or one of its affiliates may from time to time act in Auctions as a Broker-Dealer or dealer and receive fees as described under "Description of the Energy Notes"

ADDRESS

         Lehman Brothers Inc.'s principal office is located at 745 Seventh Avenue, New York, New York 10019.


                                 LEGAL OPINIONS

         Certain legal matters in connection with the Energy Notes offered hereby will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the underwriters by Morrison & Foerster LLP, New York, NY. Chapman and Cutler LLP and Morrison & Foerster LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP, Boston, Massachusetts.


                              AVAILABLE INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Commission. These documents can be inspected and copied for a fee at the Commission's public reference room, 450

Fifth Street, N.W., Washington, D.C. 20549. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the Exchange.

         This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

         Additional information about the Fund and the Energy Notes can be found in the Fund's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the Commission. The Commission maintains a web site (http://www.sec.gov) that contains the Fund's registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE

USE OF PROCEEDS..............................................................1
INVESTMENT OBJECTIVE.........................................................1
INVESTMENT RESTRICTIONS......................................................1
INVESTMENT POLICIES AND TECHNIQUES...........................................3
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT
   RISKS.....................................................................5
OTHER INVESTMENT POLICIES AND TECHNIQUES....................................23
MANAGEMENT OF THE FUND......................................................32
INVESTMENT ADVISER..........................................................37
SUB-ADVISER.................................................................40
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................42
ADDITIONAL INFORMATION CONCERNING AUCTIONS FOR THE ENERGY NOTES.............43
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST..............................45
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND......................47
NET ASSET VALUE.............................................................49
CERTAIN FEDERAL INCOME TAX MATTERS..........................................52
PERFORMANCE RELATED AND COMPARATIVE INFORMATION.............................57
EXPERTS.....................................................................59
CUSTODIAN, AUCTION AGENT AND TRUSTEE........................................59
ADDITIONAL INFORMATION......................................................60
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................F-1

FINANCIAL STATEMENTS.......................................................F-2

APPENDIX A - SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE .............. A-1
APPENDIX B - AUCTION PROCEDURES .......................................... B-1
APPENDIX C - RATINGS OF INVESTMENTS ...................................... C-1
APPENDIX D - FIDUCIARY ASSET MANAGEMENT LLC PROXY VOTING POLICY .......... D-1

                           $__________________________

                          ENERGY INCOME AND GROWTH FUND

                        SERIES A ENERGY NOTES, DUE 20____



                           ---------------------------

                                   PROSPECTUS

                              ______________, 2005

                           --------------------------





                                 LEHMAN BROTHERS



Back Cover

                 SUBJECT TO COMPLETION, DATED NOVEMBER 30, 2004

                          ENERGY INCOME AND GROWTH FUND
                       STATEMENT OF ADDITIONAL INFORMATION

         The Energy Income and Growth Fund (the "Fund") is a recently organized, non-diversified closed-end management investment company.

         This Statement of Additional Information relating to auction rate senior notes of the Fund (the "Energy Notes") is not a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated ________, 2005 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Energy Notes. Investors should obtain and read the Fund's Prospectus prior to purchasing the Energy Notes. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891 or on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

         This Statement of Additional Information is dated _____________, 2005.



         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


Front Cover



                                TABLE OF CONTENTS

                                                                            PAGE

USE OF PROCEEDS...............................................................1
INVESTMENT OBJECTIVE..........................................................1
INVESTMENT RESTRICTIONS.......................................................1
INVESTMENT POLICIES AND TECHNIQUES............................................3
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT
   RISKS......................................................................5
OTHER INVESTMENT POLICIES AND TECHNIQUES.....................................23
MANAGEMENT OF THE FUND.......................................................32
INVESTMENT ADVISER...........................................................37
SUB-ADVISER..................................................................40
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................42
ADDITIONAL INFORMATION CONCERNING AUCTIONS FOR THE ENERGY NOTES..............43
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST...............................45
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND.......................47
NET ASSET VALUE..............................................................49
CERTAIN FEDERAL INCOME TAX MATTERS...........................................52
PERFORMANCE RELATED AND COMPARATIVE INFORMATION..............................57
EXPERTS......................................................................59
CUSTODIAN, AUCTION AGENT AND TRUSTEE.........................................59
ADDITIONAL INFORMATION.......................................................60
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................F-1
FINANCIAL STATEMENTS........................................................F-2
APPENDIX A - SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE ................A-1
APPENDIX B - AUCTION PROCEDURES ............................................B-1
APPENDIX C - RATINGS OF INVESTMENTS ........................................C-1
APPENDIX D - FIDUCIARY ASSET MANAGEMENT LLC PROXY VOTING POLICY ............D-1


Page i


                                 USE OF PROCEEDS

         The net proceeds of the offering of the Energy Notes will be approximately $__________. The underwriting discounts and commissions and estimated offering costs ($__________) of the Energy Notes will be capitalized and amortized over the life of the Energy Notes. The Fund will use the net proceeds of the offering to reduce its outstanding indebtedness, in the form of a revolving line of credit with a current outstanding balance of approximately $30 million. Interest accrues on such credit facility in the amount of LIBOR, plus 100 basis points.


                              INVESTMENT OBJECTIVE

         The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. For purposes of the Fund's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Fund will invest regardless of the tax character of the distributions. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash generating securities of energy companies. The Fund focuses on investing in publicly traded master limited partnerships ("MLPs") and related public entities in the energy sector which the Fund's Sub-Adviser believes offer opportunities for income and growth. As used in this Statement of Additional Information, unless the context requires otherwise, MLPs are MLPs in the energy sector. Due to the tax treatment of cash distributions made by MLPs to their investors (such as the Fund), the Fund believes that a significant portion of its income will be tax deferred, thereby maximizing cash available for distribution by the Fund to its shareholders. There can be no assurance that the Fund's investment objective will be achieved.

         The Fund's Investment objective is considered fundamental and may not be changed without shareholder approval. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change.

         The Fund will seek to achieve its investment objective by investing primarily in securities of MLPs and MLP-related entities in the energy sector that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund also may invest in other securities set forth below if the Sub-Adviser expects to achieve the Fund's objective with such investments.


                             INVESTMENT RESTRICTIONS

         The Fund has adopted the following non-fundamental policies:

      o Under normal market conditions, the Fund invests at least 85% of its managed assets (including assets obtained through leverage) in securities of energy companies, energy sector MLPs and MLP-related entities.

      o Under normal market conditions, the Fund intends to invest at least 65% and up to 100% of its managed assets in equity securities of MLPs and MLP-related entities. MLP and MLP-related entity equity securities currently consist of common units, subordinated units and I-Shares. The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of MLPs.

      o The Fund may invest in unregistered or otherwise restricted securities. The types of unregistered or otherwise restricted securities that the Fund may purchase consist of MLP common units, MLP subordinated units and securities of public and private energy companies. The Fund does not intend to invest more than 35% of its managed assets in restricted securities, or no more than 10% of its managed assets in private companies.

      o The Fund may invest up to 25% of its managed assets in debt securities of energy companies, MLPs and MLP-related entities, including certain securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Sub-Adviser.

      o The Fund will not invest more than 10% of its managed assets in any single issuer.

      o The Fund will not engage in short sales, except to the extent the Fund engages in derivative investments to seek to hedge against interest rate risk in connection with the Fund's use of Financial Leverage or market risks associated with the Fund's portfolio.

         The foregoing non-fundamental policies may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change.

         Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares:

                   (1) Issue senior securities, as defined in the Investment Company Act of 1940 (the "1940 Act"), other than (1) preferred shares which immediately after issuance will have asset coverage of at least 200%, (2) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (3) the borrowings permitted by investment restriction (2) set forth below;

                   (2) Borrow money, except as permitted by the 1940 Act;

         For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled "Borrowings" in the Fund's Prospectus;

                   (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended ("Securities Act"), in connection with the purchase and sale of portfolio securities;

                   (4) Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                   (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities); or

                   (6) Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of securities in accordance with its investment objective, policies and limitations.

         The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes common shares and preferred shares, if any, voting together as a single class, and of the holders of the outstanding preferred shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (1) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (2) more than 50% of the Fund's shares, whichever is less.


                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Fund's Prospectus.

         Temporary Investments and Defensive Position. During periods in which the Adviser or Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its net assets in cash, cash equivalents or other securities. The Fund's determination, in consultation with the Adviser and the Sub-Adviser, that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so generally will occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

         Cash and cash equivalents are defined to include, without limitation, the following:

                   (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States,

         Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                   (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

                   (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                   (5) The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.

    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

ENERGY COMPANIES

         For purposes of the Fund's policy of investing 85% of its managed assets in securities of energy companies, energy sector MLPs and MLP-related entities, an energy company is one that derives its revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids ("NGLs"), crude oil, refined petroleum products, coal or electricity, or exploring, developing, managing or producing such commodities or products, or in supplying energy-related products and services.

         Energy sector MLPs are limited partnerships that derive at least 90% of their income from energy operations. The business of energy sector MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, MLPs that provide natural gas services and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the

Sub-Adviser intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. The MLP sector in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

         Some energy companies operate as "public utilities" or "local distribution companies," and are therefore subject to rate regulation by state or federal utility commissions. However, energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most midstream MLPs with pipeline assets are subjected to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

         Energy MLPs in which the Fund will invest can generally be classified as Midstream MLPs, Propane MLPs and Coal MLPs.

         Midstream MLP natural gas services include treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include gathering, transportation, storage and terminalling of crude oil. Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs also may operate ancillary businesses, including the marketing of the products and logistical services.

         Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agriculture customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March).

         Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand.

         MLPs and MLP-related entities typically achieve distribution growth by internal and external means. MLPs and MLP-related entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions.

         MLPs and MLP-related entities are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy MLPs and MLP-related entities are directly or indirectly subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

         MLPs and MLP-related entities operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

         Energy sector MLPs and MLP-related entities may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy sector MLPs and MLP-related entities.

         Energy sector MLPs and MLP-related entities are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs and MLP-related entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs and MLP-related entities to successfully integrate recent or future acquisitions; and the general level of the economy.

         The energy industry and particular energy companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after

September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy companies to raise needed capital.

MASTER LIMITED PARTNERSHIPS

         Under normal circumstances the Fund will invest at least 65% of its managed assets in equity securities of energy MLPs and MLP-related entities. An MLP is a limited partnership the interests in which (known as units) are traded on securities exchanges or over-the-counter. Organization as a partnership eliminates tax at the entity level.

         An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner.

         MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner in order to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

         The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

         In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties generally have an incentive to see that the transaction is accretive and fair to the MLP.

         MLPs tend to pay relatively higher distributions than other types of companies and the Fund intends to use these MLP distributions in an effort to meet its investment objective.

         As a motivation for the general partner to manage the MLP successfully and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

         Because the MLP itself does not pay tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a tax-deferred return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of taxable income.

         When the units are sold, the difference between the sales price and the investor's adjusted basis represents taxable gain. The limited partner will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero.

         For a further discussion and a description of MLP tax matters, see the section entitled "Certain Federal Income Tax Matters."

THE FUND'S INVESTMENTS

         The types of securities in which the Fund may invest include, but are not limited to the following:

         Equity Securities of MLPs and MLP-Related Entities. Consistent with its investment objective, the Fund may invest up to 100% of its managed assets in equity securities issued by energy sector MLPs. Equity securities currently consist of common units, subordinated units and I-Shares (each discussed below). The Fund also may invest in equity securities of MLP-related entities, such as general partners or other affiliates of the MLPs. The Fund also may invest up to 15% of managed assets in equity or debt securities of non-MLPs or energy companies.

         The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Fund's net asset value per share, which will fluctuate as the value of the securities held by the Fund change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

         Certain of the energy companies in which the Fund may invest may have comparatively smaller capitalizations. Investing in securities of smaller MLPs, MLP-related entities and energy companies may involve greater risk than is associated with investing in more established MLPs, MLP-related entities and energy companies. Smaller capitalization MLPs, MLP-related entities and energy companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established MLPs, MLP-related entities and energy companies.

         MLP Common Units. MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges or over-the-counter with their value fluctuating predominantly based on the success of the MLP. The Fund intends to purchase common units in market transactions but may also purchase securities directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of a quarterly distribution. Common unit holders have first priority to receive quarterly cash distributions up to the MQD and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

         MLP Subordinated Units. MLP subordinated units typically are issued by MLPs to their original sponsors, such as their founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The Fund expects to purchase subordinated units directly from these persons. Subordinated units have similar voting rights as common units and are generally not publicly traded. Once the MQD on the common units, including arrearage, has been paid, subordinated units will receive cash distributions up to the MQD prior to any incentive payments to the MLP's general partner. Unlike common units, subordinated units do not have arrearage rights. In the event of liquidation, common units have priority over subordinated units. Subordinated units are typically converted into common units on a one-to-one basis after certain time periods and/or performance targets have been satisfied. Subordinated units are generally valued based on the price of the common units, discounted to reflect the timing or likelihood of their conversion to common units.

         MLP I-Shares. I-Shares represent an ownership interest issued by an affiliated party of an MLP. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-Units. I-Units have similar features as MLP common units in terms of voting rights, liquidation preference and distributions. However, rather than receiving cash, the MLP affiliate receives additional i-units in an amount equal to the cash distributions received by MLP common units. Similarly, holders of I-Shares will receive additional I-Shares, in the same proportion as the MLP affiliates receipt of I-Units, rather than cash distributions. I-Shares themselves have limited voting rights which are similar to those applicable to MLP common units. The MLP affiliate issuing the I-Shares is structured as a corporation for federal income tax purposes. As a result, I-Shares holders, such as the Fund, will receive a Form 1099 rather than a Form K-1 statement. I-Shares are traded on the New York Stock Exchange.

         Equity Securities of Energy Companies. The Fund does not intend to invest more than 35% of its managed assets in equity securities issued by energy companies. The Fund intends to purchase these equity securities in market transactions but also may purchase securities directly from the issuers in private placements. To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio.

         Debt Securities. The Fund may invest up to 25% of its managed assets in debt securities of energy companies, MLPs and MLP-related entities, including securities rated below investment grade. The debt securities in which the Fund may invest may provide for fixed or variable principal payments and various types of interest rate and reset terms including, fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. Certain debt securities are "perpetual" in that they have no maturity date. Certain debt securities are zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligations or for an initial period after the issuance of the obligation. To the extent that the Fund invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Sub-Adviser to be of comparable quality. If a security satisfies the Fund's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its shareholders. In light of the risks of below investment grade securities, the Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue (if applicable), the perceived ability and integrity of the issuer's management and regulatory matters.

         Below Investment Grade Debt Securities. The Fund may invest up to 25% of its managed assets in below investment grade securities. The below investment grade debt securities in which the Fund invests are rated from B3 to Bal by Moody's, from B- to BB+ by S&P's, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Sub-Adviser to be of comparable quality.

         Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, to the extent the Fund invests in below investment grade securities, your investment in the Fund is subject to the following specific risks:

         -- increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         --   greater risk of loss due to default or declining credit quality;

         -- adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         -- if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries, such as the energy industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the conditions of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

         Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of an issuer's creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         The Fund will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Fund, the Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments if it is recoverable at all.

         See Appendix C to this SAI for a description of Moody's and S&P's ratings.

         Restricted Securities. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

         Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. The Sub-Adviser has the ability to deem restricted securities as liquid. To enable the Fund to sell its holdings of a restricted security not registered for public sale, the Fund may have to cause those securities to be registered. In situations in which the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the Securities Act establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         Thinly-Traded Securities. The Fund also may invest in securities that may not be restricted, but are thinly-traded. Although common units of MLPs, I-Shares of MLP-related entities and common stock of energy companies trade on the New York Stock Exchange, the American Stock Exchange, The Nasdaq Stock Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Fund believes it is desirable to do so. Thinly-traded securities also are more difficult to value and the Sub-Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Fund's capital in thinly-traded securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short term needs or incurring losses on the sale of thinly-traded securities.

         Margin Borrowing. Although it does not currently intend to, the Fund may in the future use margin borrowing of up to 33-1/3% of total managed assets for investment purposes when the Sub-Adviser believes it will enhance returns. Margin borrowings by the Fund create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantially losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

COVERED CALL OPTION TRANSACTIONS

         Call options are contracts representing the right to purchase a common stock at a specified price (the "strike price") at a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying common stock and the strike price, as well as the time remaining until the expiration date. The Fund will write call options only if they are "covered." In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund.

         If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid at the time the option expires. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased. See "Tax Matters."

HEDGING AND INTEREST RATE TRANSACTIONS

         The Fund may, but is not required to, enter into various hedging and strategic transactions to seek to reduce interest rate risks arising from any use of Financial Leverage by the Fund, to facilitate portfolio management and mitigate risks. Certain of these hedging and strategic transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, energy-related commodities, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management of hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, including the effective yield paid on any Financial Leverage issued by the Fund, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and strategic techniques described below. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on any securities and securities indices. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of the portfolio securities and against increases in the cost of securities to be acquired.

         Writing Covered Options. To generate additional income, the Fund intends, on a consistent and ongoing basis, to write (or sell) covered call options on the common stock of energy companies held in the Fund's portfolio. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

         All call and put options written by the Fund are covered. A written call option or put option may be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

         The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Sub-Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Board of Trustees.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

         Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities) and securities indices, and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

         Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         If, in the opinion of the Sub-Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position. On other occasions, the Fund may take a "long" position by purchasing futures contracts.

         Options on Futures Contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other purposes as permitted by the CFTC. These purposes may include using futures and options on futures as a substitute for the purchase or sale of securities to increase or reduce exposure to particular markets. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund generally will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges also may establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

         Equity Swaps and Interest Rate or Commodity Swaps, Collars, Caps and Floors. In order to hedge the value of the Fund's portfolio against fluctuations in the market value of equity securities, interest rates or commodity prices or to enhance the Fund's income, the Fund may, but is not required to, enter into equity swaps and various interest rate or commodity transactions such as interest rate or commodity swaps and the purchase or sale of interest rate or commodity caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to protect against increasing commodity prices or to manage the Fund's interest rate exposure on any debt securities or preferred shares issued by the Fund for leverage purposes. The Fund intends to use these transactions primarily as a hedge. However, the Fund also may invest in equity and interest rate or commodity swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

         In an equity swap, the cash flows exchanged by the Fund and the counterparty are based on the total return on some stock market index and an interest rate (either a fixed rate or a floating rate). In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

         The Fund usually will enter into equity and interest rate or commodity swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

         The Fund also may engage in interest rate or commodity transactions in the form of purchasing or selling interest rate or commodity caps or floors. The Fund will not sell interest rate or commodity caps or floors that it does not own. The purchase of an interest rate or commodity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate or commodity price, to receive payments equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate or commodity cap. The purchase of an interest rate or commodity floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate or commodity price, to receive payments at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate or commodity floor.

         Typically, the parties with which the Fund will enter into equity and interest rate or commodity transactions will be broker-dealers and other financial institutions. The Fund will not enter into any equity swap, interest rate or commodity swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

         Credit Default Swap Agreements. The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

         Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Sub-Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to the risks of leverage since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

         If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "reportable transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Internal Revenue Code of 1986, as amended (the "Code").

         The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

OVER-THE-COUNTER MARKET RISK

         The Fund may invest in over-the-counter securities. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter security is less than the volume of trading in a listed security. This means that the depth of market liquidity of some securities in which the Fund invests may not be as great as that of other securities and, if the Fund were to dispose of such a security, it might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

LEGISLATION RISK

         At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on entities in which the Fund invests. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the issuers of the assets held in the Fund to achieve their business goals, and hence, for the Fund to achieve its investment objective.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING STRATEGIES

         General Description of Hedging Strategies. The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any leverage by the Fund and to mitigate risks. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include options on common equities, energy-related commodities, equity, fixed income and interest rate indices, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), swap agreements and related instruments.

         Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "Commission"), the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

         General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

         Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

         Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Commission and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Commission and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

         Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

         Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         Futures Contracts. The Fund may enter into securities-related Futures Contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

         Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

         An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

         Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

         Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

         As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the future contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

         Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the future contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

         In addition, the value of a position in futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10%, 20% and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

         A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

         Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

         Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Adviser's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

                   (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Adviser's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Adviser's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

SWAP AGREEMENTS

         For hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

         Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

         Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

         A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

         Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for U.S. federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

         As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but the Fund may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Fund will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

LENDING OF PORTFOLIO SECURITIES

         Although it is not the Fund's current intention, the Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the Sub-Advisers' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

PORTFOLIO TRADING AND TURNOVER RATE

         Portfolio trading will be undertaken as determined by the Fund's Sub-Adviser. There are no limits on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may also result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement, is the responsibility of the Board of Trustees. The trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the trustee who is an "interested person" (as such term is defined in the 1940 Act) of the Fund indicated by an asterisk.

                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                             TERM OF                                            IN FUND
                                             OFFICE AND                                         COMPLEX          OTHER
                         POSITION AND        YEAR FIRST            PRINCIPAL                    OVERSEEN         TRUSTEESHIPS
                         OFFICES WITH        ELECTED OR            OCCUPATIONS DURING           BY TRUSTEE       HELD BY
NAME, ADDRESS AND AGE    FUND                APPOINTED             PAST 5 YEARS                 OR OFFICER       TRUSTEE
---------------------    ------------        ----------            -------------                ----------       ------------

Trustee who is an
Interested Person of
the Fund
--------------------

James A. Bowen(1)*       President,          o One Year(2)         President, First Trust       20 Portfolios    None
1001 Warrenville Road,   Chairman of                               Portfolios and First
  Suite 300              the Board, Chief    o 2004                Trust Advisors; Chairman
Lisle, IL 60532          Executive Officer                         of the Board of Directors
D.O.B.: 09/55            and Trustee                               Bond Wave, LLC

Trustees who are not
Interested Persons of
the Fund
--------------------

Richard E. Erickson      Trustee             o One Year(2)         Physician,                   20 Portfolios    None
c/o First Trust                                                    Sportsmed/Wheaton
Advisors L.P.                                o 2004                Orthopedics
1001 Warrenville Road,
  Suite 300
Lisle, IL 60532
D.O.B.: 04/51

Niel B. Nielson          Trustee             o One Year(2)         President (2002 to           20 Portfolios    Director of Good
c/o First Trust                                                    to Present), Covenant                         News Publishers -
Advisors L.P.                                o 2004                College; Pastor (1997 to                      Crossway Books;
1001 Warrenville Road,                                             2002), College Church                         Covenant Transport
  Suite 300                                                        in Wheaton                                    Inc.
Lisle, IL 60532
D.O.B.: 03/54

Thomas R. Kadlec         Trustee             o One Year(2)         Vice President, Chief        20 Portfolios    None
c/o First Trust                                                    Financial Officer (1990
Advisors L.P.                                o 2004                to Present), ADM Investor
1001 Warrenville Road,                                             Services, Inc. (Futures
  Suite 300                                                        Commission Merchant);
Lisle, IL 60532                                                    Registered Representative
D.O.B.: 11/57                                                      (2000 to Present), Segerdahl
                                                                   & Company, Inc., an NASD
                                                                   member (Broker-Dealer)

David M. Oster           Trustee             o One Year(2)         Trader (Self-Employed)       9 Portfolios     None
c/o First Trust                                                    (1987 to Present)
Advisors L.P.                                o 2004                (Options Trading and
1001 Warrenville Road,                                             Market Making)
  Suite 300
Lisle, IL 60532
D.O.B.: 03/64


Officers of the Fund
--------------------

Mark R. Bradley          Treasurer,          o Indefinite term     Chief Financial              20 Portfolios    N/A
1001 Warrenville Road,   Controller,                               Officer, Managing
  Suite 300              Chief Financial     o 2004                Director, First Trust
Lisle, IL 60532          Officer and                               Portfolios and First
D.O.B.: 11/57            Chief Accounting                          Trust Advisors
                         Officer

Susan M. Brix            Assistant           o Indefinite term     Representative,              20 Portfolios    N/A
1001 Warrenville Road,   Vice President                            First Trust Portfolios;
  Suite 300                                  o 2004                Assistant Portfolio
Lisle, IL 60532                                                    Manager, First
D.O.B.: 01/60                                                      Trust Advisors

Robert F. Carey          Vice President      o Indefinite term     Senior Vice President,       20 Portfolios    N/A
1001 Warrenville Road,                                             First Trust  Portfolios
  Suite 300                                  o 2004                and First Trust
Lisle, IL 60532                                                    Advisors
D.O.B.: 07/63


                                      -33-


                                                                                                NUMBER OF
                                                                                                PORTFOLIOS
                                             TERM OF                                            IN FUND
                                             OFFICE AND                                         COMPLEX          OTHER
                         POSITION AND        YEAR FIRST            PRINCIPAL                    OVERSEEN         TRUSTEESHIPS
                         OFFICES WITH        ELECTED OR            OCCUPATIONS DURING           BY TRUSTEE       HELD BY
NAME, ADDRESS AND AGE    FUND                APPOINTED             PAST 5 YEARS                 OR OFFICER       TRUSTEE
---------------------    ------------        ----------            -------------                ----------       ------------

W. Scott Jardine         Secretary and       o Indefinite term     General Counsel, First       20 Portfolios    N/A
1001 Warrenville Road,   Chief Compliance                          Trust Portfolios and
  Suite 300              Officer             o 2004                First Trust Advisors;
Lisle, IL 60532                                                    Secretary, Bond Wave, LLC
D.O.B.: 05/60

Kristi A. Maher          Assistant           o Indefinite term     Assistant General            20 Portfolios    N/A
1001 Warrenville Road,   Secretary                                 Counsel (March 2004 to
  Suite 300                                  o 2004                Present), First Trust
Lisle, IL 60532                                                    Portfolios; Associate
D.O.B.: 12/66                                                      (1995 to March 2004),
                                                                   Chapman and Cutler LLP

Roger Testin             Vice President      o Indefinite term     Vice President               20 Portfolios    N/A
1001 Warrenville Road,                                             (August 2001 to Present),
  Suite 300                                  o 2004                First Trust Advisors;
Lisle, IL 60532                                                    Analyst (1998 to 2001),
D.O.B.: 06/66                                                      Dolan Capital Management

--------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position of President of First Trust Advisors, investment adviser of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Mr. Bowen's officer positions with the Fund have an indefinite term.


         The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee. The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Oster are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate;
(d) information as to whether the candidate is an "interested person" in relation to such Fund, as such term is defined in the 1940 Act, as amended, and such other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec and Oster are members of the Valuation Committee. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Oster serve on the Audit Committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year.

         Messrs. Erickson, Nielson, Kadlec and Bowen are also trustees of First Defined Portfolio Fund, LLC, an open-end fund advised by First Trust Advisors with 11 portfolios. Messrs. Bowen, Erickson, Nielson, Kadlec and Oster are also trustees of the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, and the First Trust/Fiduciary Asset Management Covered Call Fund, closed-end funds advised by First Trust Advisors. None of the trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Fund hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund and First Trust/ Fiduciary Asset Management Covered Call Fund (collectively, the "First Trust Fund Complex") as they hold with the Fund.

         Effective June 7, 2004, the trustees approved a revised compensation plan. Under the revised plan, each fund in the First Trust Fund Complex pays each trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 which includes compensation for all regular quarterly board meetings and regular committee meetings. No additional meeting fees are paid in connection with regular quarterly board meetings or regular committee meetings. Additional fees of $1,000 and $500 are paid to Independent Trustees for special board meetings and non-regular committee meetings, respectively. These additional fees are shared by the funds in the First Trust Fund Complex that participate in the particular meeting and are not per fund fees. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. The trustees adopted the revised plan because the increase in the number of funds in the First Trust Fund Complex had the effect of rapidly increasing their compensation under the previous arrangements.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the trustees and estimated total compensation to be paid to each of the trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans.

                                                                 ESTIMATED TOTAL
                                                                  COMPENSATION
                                  ESTIMATED AGGREGATE             FROM FUND AND
 NAME OF TRUSTEE               COMPENSATION FROM FUND (1)        FUND COMPLEX(2)
 James A. Bowen                            $0                           $0
 Richard E. Erickson                    $10,000                      $90,000
 Thomas R. Kadlec                       $10,000                      $90,000
 Niel B. Nielson                        $10,000                      $90,000
 David M. Oster                         $10,000                      $80,000
--------------------
(1) The compensation estimated to be paid by the Fund to the trustees for the first full fiscal year for services to the Fund.
(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees, from the Fund and Fund Complex for a full calendar year is based on estimated compensation to be paid to these trustees for a full calendar year for services as trustees to the First Defined Portfolio Fund, LLC, an open-end fund (with 11 portfolios) advised by First Trust Advisors plus estimated compensation to be paid to these trustees by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund and the Fund for a full calendar year. Mr. Oster is currently not a trustee of the First Defined Portfolio Fund, LLC. Accordingly, his estimated total compensation is based on the estimated compensation to be paid by the First Trust Value Line(R) 100 Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund and the Fund for a full calendar year.

         The Fund has no employees. Its officers are compensated by First Trust Advisors. The Shareholders of the Fund will elect trustees at the next annual meeting of shareholders.

         The following table sets forth the dollar range of equity securities beneficially owned by the trustees in the Fund and in other funds overseen by the trustees in the First Trust Fund Complex as of July 31, 2004:

                                                   AGGREGATE DOLLAR RANGE
                                                 OF EQUITY SECURITIES IN ALL
                      DOLLAR RANGE OF          REGISTERED INVESTMENT COMPANIES
                     EQUITY SECURITIES             OVERSEEN BY TRUSTEE IN
TRUSTEE                 IN THE FUND               FIRST TRUST FUND COMPLEX
------------         -----------------         --------------------------------
Mr. Bowen                 None                    Over $100,000
Mr. Erickson              None                    $1-$10,000
Mr. Kadlec                None                    $50,001-$100,000
Mr. Nielson               None                    $10,001-$50,000
Mr. Oster                 None                    $50,001-$100,000

         As of October 29, 2004, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

         As of October 29, 2004, First Trust Portfolios owned 5,236 common shares of the Fund.


                               INVESTMENT ADVISER

         First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Adviser and provides the Fund with certain other services necessary with the management of the Portfolio.

         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Commission under the Investment Advisers Act of 1940. First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or sub-adviser to approximately 25 mutual funds and seven closed-end funds and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $48 billion in First Trust Portfolios unit investment trusts have been deposited.

         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by action of the Board or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement may also be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. Provisions regarding expense limitations are described in the Prospectus. See "Management of the Fund -- Investment Management Agreement" in the Fund's Prospectus.

         In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with First Trust Advisors), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, sub-licensing fee, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         On April 18, 2004, the Trustees of the Fund met with members of the Adviser and the Sub-Adviser to consider, among other things, the possible approval of the Investment Management Agreement between the Fund and First Trust Advisors and the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund. Prior to the meeting, the Independent Trustees received a memorandum describing their legal obligations and duties relating to the approval of an investment advisory contract, including the duties of the Trustees under the 1940 Act and the general principles of state law; the requirements of the 1940 Act in such matters; the fiduciary duty of the Adviser; the standards used in determining whether boards of trustees have fulfilled their duties; and various factors to be considered by the Trustees in voting on whether to approve advisory agreements. In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Independent Trustees met with their legal counsel privately to discuss their responsibilities and obligations with respect to the Investment Management Agreement and Sub-Advisory Agreement and the terms of the proposed agreements.

         In evaluating the Investment Management Agreement and the Sub-Advisory Agreement, the Trustees considered narrative information concerning, among other things, the nature of the services to be provided by the respective adviser or sub-adviser, the fees to be paid to the respective adviser and sub-adviser and the experience, resources and staffing of the respective adviser and sub-adviser. As First Trust Advisors already serves as investment adviser on the various funds in the First Trust complex, the Trustees noted that they are well informed as to its personnel, staffing, experience, investment philosophy and fees paid by other clients. In evaluating the Investment Management Agreement, the Trustees considered the supervisory services to be provided by First Trust

Advisors, as the investment adviser, the resources available to fulfill such function and the advisory fees to be paid to First Trust Advisors.

         In evaluating the Sub-Advisory Agreement with Fiduciary Asset Management LLC ("Fiduciary Asset Management" or "Sub-Adviser") the Trustees met with the relevant investment personnel from Fiduciary Asset Management and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement, its investment philosophy and process. The Trustees received and reviewed written materials regarding Fiduciary Asset Management's organizational structure, Fiduciary Asset Management's and its affiliates experience with the MLP asset class, and resources available to Fiduciary Asset Management. The Trustees considered the nature of the services provided by Fiduciary Asset Management as well as the fee to be paid.

         In considering the overall advisory arrangement, the Trustees also received and reviewed written information regarding advisory fees paid by other analogous closed-end funds and their respective expense ratios. The Board of Trustees, including all of the Independent Trustees of the Fund, and the sole shareholder of the Fund, each approved the Investment Management Agreement and the Sub-Advisory Agreement. The Independent Trustees determined that the terms of the Fund's Investment Management Agreement and the Sub-Advisory Agreement, including the fees, are fair and reasonable, and that they will enable the Fund to obtain high quality investment management services.

CODE OF ETHICS

         The Fund, the Adviser and the Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. The codes of ethics are available on the EDGAR Database on the Commission's web site (http://www.sec.gov), and copies of these code may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING PROCEDURES

         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Fiduciary Asset Management. Fiduciary Asset Management's Proxy Voting Policy is set forth in Appendix D to the SAI.

         When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities will be available without charge by calling (800) 988-5891 or by accessing the Commission's website at http://www.sec.gov.


                                   SUB-ADVISER

         Fiduciary Asset Management serves as the Fund's Sub-Adviser. In this capacity, Fiduciary Asset Management is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio.

         Fiduciary Asset Management, located at 8112 Maryland Avenue, Suite 400, St. Louis, MO 63105, is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $13.1 billion of assets as of July 31, 2004.

         Fiduciary Asset Management invests in a broad range of equity, hedged equity, master limited partnership, and fixed income strategies for institutional and high net worth clients. Fiduciary Asset Management's clients include Fortune 500 companies, public pensions and large endowments and foundations. Fiduciary Asset Management was established as an independent investment firm in 1994 and has managed Master Limited Partnership portfolios for clients since 1995.

         Fiduciary Asset Management was founded in 1994 by Charles D. Walbrandt. From 1974 through 1994 Mr. Walbrandt served in various capacities with General Dynamics Corporation, including Corporate Vice President, Trust Investment and Treasurer. While at General Dynamics, Mr. Walbrandt created the internal investment department in 1983, designed the investment management process and managed both equity and fixed income portfolios. Mr. Walbrandt holds a B.S. degree in economics from the University of Wisconsin, a M.B.A. in finance from St. Louis University and is a Chartered Financial Analyst. Fiduciary Asset Management is controlled by Mr. Walbrandt.

         Fiduciary Asset Management's investment committee includes Charles D. Walbrandt, Wiley D. Angell, Mohammad Riad, James J. Cunnane Jr., and Joseph E. Gallagher. Mr. Cunnane will serve as the primary portfolio manager for the Fund.

         Mr. Cunnane has over ten years experience managing portfolios and is a member of the equity portfolio management team and performs securities research. Prior to joining Fiduciary Asset Management in 1996, he was a research analyst with A.G. Edwards from 1994 to 1996. He also worked as an analyst for Maguire Investment Advisors, where he gained extensive experiences in the development of master limited partnership and mid- and small-cap stock portfolios. He holds a B.S. degree in finance from Indiana University. Mr. Cunnane is a Chartered Financial Analyst, and serves on the investment committee of the Archdiocese of St. Louis and the board of the St. Louis internship program.

         William N. Adams performs securities research on equity and fixed income securities and focuses on the energy sector. Prior to joining Fiduciary Asset Management in 2004, Mr. Adams was a research analyst with Banc of America

Capital Management from 1981 to 2004, specializing in integrated oils, oil field services, oil and natural gas exploration, and refining and marketing. Mr. Adams received his BSBA/MBA degrees from Washington University in St. Louis and is a Chartered Financial Analyst.

         The Sub-Adviser, subject to the Trustees' and the Adviser's supervision, provide the Fund with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees and communicated to the Sub-Adviser in writing. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in all material respects in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will in all material respects satisfy any applicable fiduciary duties it may have to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objective, policies and restrictions of the Fund. The Sub-Adviser is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund or the Adviser (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

         Pursuant to the Sub-Advisory Agreement between the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser through sub-advisory fees, as set forth in the Fund's Prospectus.

         The Sub-Advisory Agreement may be terminated without the payment of any penalty by First Trust Advisors, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Adviser. Pursuant to a separate agreement between the Sub-Adviser and First Trust Advisors, First Trust Advisors has agreed that if First Trust Advisors or the Fund terminates or fails to renew the Sub-Advisory Agreement with the Sub-Adviser other than for cause, First Trust Advisors will resign and will not agree to be reinstated as investment adviser to the Fund, which resignation shall be effective no later than 60 days following the effective date of the Sub-Adviser's termination.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by a majority of the disinterested trustees of the Fund and the sole shareholder of the Fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, the Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of the Sub-Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to the Sub-Adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, the Sub-Adviser considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by the Sub-Adviser and/or its affiliates. If approved by the Fund's Board of Trustees, the Sub-Adviser may select an affiliated broker-dealer to effect transactions in the Fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

         Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

         In light of the above, in selecting brokers, the Sub-Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Sub-Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Sub-Adviser or the Fund. The Sub-Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The investment advisory fees paid by the Fund to the Adviser under the Investment Management Agreement is not reduced as a result of receipt by the Adviser or the Sub-Adviser of research services.

         The Adviser and Sub-Adviser may place portfolio transactions for other advisory accounts advised by them, and research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. The Sub-Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) they advise. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Sub-Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Sub-Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.


         ADDITIONAL INFORMATION CONCERNING AUCTIONS FOR THE ENERGY NOTES

GENERAL

         Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of the Energy Notes so long as the Applicable Rate for the Energy Notes of such series is to be based on the results of an Auction.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for the Energy Notes. See "Broker-Dealers" below.

         Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members with respect to each series of the Energy Notes. One certificate for all of the Energy Notes of each series of the Energy Notes will be registered in the name of Cede & Co., as nominee of the securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of Energy Notes contained in the Indenture. The Fund will also issue stop-transfer instructions to the transfer agent for each series of Energy Notes. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's trustees, Cede & Co. will be the holder of record of all the Energy Notes of each series of Energy Notes and owners of such Energy Notes will not be entitled to receive certificates representing their ownership interest in such Energy Notes.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant (the "Agent Member") in the Energy Notes, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of the Energy Notes, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfer of the Energy Notes" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for the Energy Notes will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of the Energy Notes placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the Energy Notes will be placed by a Broker-Dealer if such Energy Notes were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (1) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such Energy Notes as a result of the Auction or (2) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such Energy Notes as a result of the Auction or (3) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

         The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration of Trust, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund, (5) removal of Trustees by shareholders, or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the Trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then preferred shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the Trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the preferred shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two thirds of the preferred shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the Trustees.

         Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Shares outstanding and entitled to vote.

         As noted above, pursuant to the Declaration of Trust, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (1) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (2) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (3) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (4) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (1) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the Trustees specifically make such transaction subject to this voting provision, (2) any transaction if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (3) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration of Trust, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration of Trust) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other Trustee. Nothing in the Declaration, however, protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Trustees, in consultation with the Fund's Adviser, Sub-Adviser and any corporate finance services and consulting agent that the Adviser may retain from time to time, may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the Trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Trustees in light of the market discount of the common shares, trading volume of the common shares, information presented to the Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. Before deciding whether to take any action if the Fund's common shares trade below NAV, the Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations.

Based on these considerations, even if the Fund's shares should trade at a discount, the Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

         Further, the staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from NAV will be made by the Trustees at the time they consider such issue, it is the Trustees' present policy, which may be changed by the Trustees, not to authorize repurchases of common shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the American Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Trustees may in the future modify these conditions in light of experience with respect to the Fund.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are preferred shares outstanding, the affirmative vote of two-thirds of the preferred shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's common shares would no longer be listed on the American Stock Exchange. Any preferred shares or other Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.


                                 NET ASSET VALUE

         The NAV of the common shares of the Fund is computed based upon the value of the Fund's portfolio securities and other assets. The NAV is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) no less frequently than weekly on Friday of each week. U.S. debt securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per common share by subtracting the Fund's liabilities (including accrued expenses, dividends payable, any borrowings of the Fund and the market value of written call options) and the liquidation value of any outstanding preferred shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received and option premiums) and dividing the result by the total number of common shares outstanding. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate taxable income allocable to MLP units held by the Fund and to estimate associated deferred tax liability. From time to time the Fund will modify its estimates and/or assumption regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the net asset value of the Fund would likely fluctuate.

         The assets in the Fund's portfolio will be valued daily in accordance with Valuation Procedures adopted by the Trustees. The Sub-Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset (as is the case for Unlisted Investments), or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., U.S. debt securities), but before the Fund values its assets, would materially affect NAV, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by Valuation Procedures established by the Trustees, and in accordance with the provisions of the 1940 Act.

         For purposes of determining the NAV of the Fund, readily marketable portfolio securities listed on any U.S. exchange other than The Nasdaq Stock Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on Nasdaq are valued at the Nasdaq Official Closing Price as determined by Nasdaq. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

         U.S. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on Nasdaq, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more will be valued by the Fund using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund on an amortized cost basis.

         Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating NAV. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

         Unlisted Investments--Fair Value. When applicable, fair value is determined by the Board of Trustees or its designee. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

         o    the projected cash flows for the issuer or borrower;

         o    the fundamental business data relating to the issuer or borrower;

         o an evaluation of the forces which influence the market in which these securities are purchased and sold;

         o    the type, size and cost of holding;

         o    the financial statements of the issuer or borrower;

         o the credit quality and cash flow of issuer, based on the Sub-Adviser's or external analysis;

         o the information as to any transactions in or offers for the holding;

         o the price extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

         o    the coupon payments;

         o the quality, value and saleability of collateral securing the security or loan;

         o the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's or borrower's management;

         o the prospects for the issuer's or borrower's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry;

         o any decline in value over time due to the nature of the assets - for example, an entity that has a finite-life concession agreement with a government agency to provide a service (e.g., toll roads and airports); and

         o    other relevant factors.

         If the Board of Trustees or its designee cannot obtain a market value or the Board of Trustees or its designee determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to methodologies established by the Board of Trustees. The Valuation Procedures provide that direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost. The Valuation Procedures provide that securities that are convertible into publicly traded securities (i.e., subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount equal in amount to the discount negotiated at the time of purchase. A report of any prices determined pursuant to such methodologies will be presented to the Board of Trustees or a designated committee thereof for approval no less frequently than quarterly.

         The Valuation Procedures also provide that the Board of Trustees or its designee will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on the anticipated timing distributions by the Fund to its shareholders.

         The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions, for MLPs in which the Fund invests, will not equal the amount of taxable income allocable to the Fund primarily due to depreciation and amortization recorded by MLPs which generally results in a portion of the cash distribution received to not be recognizable as income for tax purposes. The relative portion of such distributions not recognized for tax purposes will vary among the MLPs, and will also vary year by year for each MLP. The Board of Trustees or its designee will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP. The allocation between current and deferred income taxes also impacts the determination of the Fund's earnings and profits, as described in Internal Revenue Code Section 312.


                       CERTAIN FEDERAL INCOME TAX MATTERS

         The following is a summary of certain material U.S. federal income tax considerations relating to the purchase, ownership and disposition of the Energy Notes. Except as discussed under "Taxation of Non-U.S. Holders" and "Information Reporting and Backup Withholding," the discussion generally applies only to holders of the Energy Notes that are U.S. holders. You will be a U.S. holder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or certain other persons that are subject to U.S. federal income tax on a net income basis in respect of an investment in the Energy Notes. This summary deals only with U.S. holders that hold the Energy Notes as capital assets and who purchase the Energy Notes in connection with this offering. It does not address considerations that may be relevant to you if you are an investor that is subject to special tax rules, such as a financial institution, insurance company, regulated investment company, real estate investment trust, investor in pass-through entities, or U.S. holder of the Energy Notes whose "functional currency" is not the United States dollar, tax-exempt organization, broker or dealer in securities or currencies, trader in securities or commodities that elects mark to market treatment, person who holds the Energy Notes in a qualified tax deferred account such as an IRA, or person that will hold the Energy Notes as a position in a "straddle," "hedge" or as part of a "constructive sale" for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax.

         This summary is based on the provisions of the Code, the applicable Treasury regulations promulgated thereunder, judicial authority and current administrative rulings, as in effect on the date of this summary, all of which may change. Any change could apply retroactively and could affect the continued validity of this summary.

         As stated above, this summary does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular holder of the Energy Notes in light of such holder's particular circumstances and income tax situation. Prospective holders should consult their own tax advisors as to the specific tax consequences to them of the purchase, ownership and disposition of the Energy Notes, including the application and the effect of state, local, foreign and other tax laws and the possible effects of changes in U.S. or other tax laws.

FEDERAL INCOME TAX TREATMENT OF THE FUND

         The Fund has elected to be treated as a regular C corporation for U.S. federal income tax purposes. Thus, the Fund will be subject to U.S. corporate income tax on its U.S. taxable income. Such taxable income generally would include all of the Fund's net income from the MLPs. The current U.S. federal maximum income tax rate for corporations is 35%. In addition, the United States also imposes a 20% alternative minimum tax on the recalculated alternative minimum taxable income of an entity treated as a corporation. The Fund will also be obligated to pay state income tax on its taxable income, either because the states follow the federal election or because the states separately impose a tax on the Fund.

         The MLPs in which the Fund intends to invest generally are treated as partnerships for U.S. federal income tax purposes. As a partner in the MLPs, the Fund will be required to report its allocable share of partnership income, gain, loss, deduction and expense, whether or not any cash is distributed from the MLPs.

         The Fund intends to invest in energy MLPs, so the Fund anticipates that the majority of the Fund's items of income, gain, loss, deduction and expense will be related to energy ventures. However, some items are likely to relate to the temporary investment of the Fund's capital, which may be unrelated to energy ventures.

         Although the Fund intends to hold the interests in the MLPs for investment, the Fund is likely to sell interests in a particular MLP from time to time. On any such sale, the Fund generally will recognize gain or loss based upon the difference between the consideration received for tax purposes on the sale and the Fund's tax basis in the interest sold. The consideration received is generally the amount paid by the purchaser plus any debt of the MLP allocated to the Fund that will shift to the purchaser on the sale. The Fund's tax basis in an MLP is the amount paid for the interest, decreased for any distributions of cash received by the Fund in excess of the Fund's allocable share of taxable income and decreased by the Fund's allocable share of net losses. Thus, although cash in excess of taxable income and net tax losses may create a temporary economic benefit to the Fund, they will increase the amount of gain (or decrease the amount of loss) on the sale of an interest in an MLP. No favorable federal income tax rate applies to long-term capital gains for entities treated as corporations for federal income tax purposes, such as the Fund. Thus, the Fund will be subject to federal income tax on its long-term capital gains, like ordinary income, at rates of up to 35%.

         In calculating the Fund's alternative minimum taxable income, certain percentage depletion deductions and intangible drilling costs may be treated as items of tax preference. Items of tax preference increase alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

         The Fund will not be treated as a regulated investment company for federal income tax purposes. In order to qualify as a regulated investment company, the income and assets of the company must meet certain minimum threshold tests. Because the Fund intends to invest a substantial portion of its assets in MLPs, the Fund does not expect to meet such tests. Thus, the regulated investment company taxation rules do not apply to the Fund or shareholders of the Fund.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF THE ENERGY NOTES

         The Fund intends to treat the Energy Notes as indebtedness of the Fund for federal income tax purposes, and does not intend to treat the Energy Notes as contingent payment debt obligations or obligations issued with an original issue discount. This federal income tax discussion assumes that this treatment is correct under present law. However, there is no assurance that the Internal Revenue Service or a court would agree with this characterization, and in such a situation the federal income tax treatment of owners of the Energy Notes would be different from that described below.

         Taxation of Interest. Payments or accruals of interest on the Energy Notes generally will be taxable to you as ordinary income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

         Purchase, Sale and Redemption of the Energy Notes. Initially, your tax basis in the Energy Notes acquired generally will be equal to your cost to acquire such Energy Notes. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Energy Notes (for example in the case of accruals of market discount, premium and accrued interest, as discussed below). When you sell or exchange any of your Energy Notes, or if any of your Energy Notes are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to tax in the manner described above under "Taxation of Interest") and your tax basis in the Energy Notes relinquished, subject to various non-recognition provisions of the Code.

         Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your Energy Notes generally will be capital gain or loss. Such gain or loss generally will be long-term capital gain or loss if the disposed the Energy Notes were held for more than one year and will be short-term capital gain or loss if the disposed Energy Notes was held for one year or less. Net capital gain recognized by a noncorporate U.S. holder generally will be subject to tax at a lower rate (currently a maximum rate of 15%, although this rate will increase to 20% for taxable years beginning after 2008) than net short-term capital gain or ordinary income (currently a maximum rate of 35%). Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. The Code, however, treats certain capital gains as ordinary income in special situations. A Holder's ability to deduct capital losses may be limited.

         Premium, Discount and Accrued Interest. If you purchase the Energy Notes at a cost greater than its stated principal amount, plus accrued interest, you will be considered to have purchased the Energy Notes at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the Energy Notes. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the time of the election, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the Energy Notes by the amount of the premium amortized during your holding period. If you do not elect to amortize the premium and you hold the Energy Notes to maturity, you generally will be required to treat the premium as a capital loss when the Energy Notes are redeemed.

         If you purchase the Energy Notes at a price that reflects a "market discount," any principal payments on, or any gain that you realize on the disposition of the Energy Notes generally will be treated as ordinary income to the extent of the market discount that accrued on the Energy Notes during the time you held such Energy Notes. "Market discount" is defined under the Code as the excess of the stated redemption price at maturity over your tax basis of the bond immediately after its acquisition by you, except that if market discount is less than 0.25% of the stated redemption price at maturity, multiplied by the number of complete years to maturity after you acquire the bond, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry your Energy Notes that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the Energy Notes, or, at your election, under a constant yield method.

         You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale or redemption of the Energy Notes as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and your tax basis in your Energy Notes will be increased by the amount of market discount included in your gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

         If the price of your Energy Notes includes accrued interest, you must include the accrued interest in your tax basis. When you receive this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Energy Notes.

         This discussion provides only the general rules with respect to the tax treatment of market discount and premium. The rules, however, are complex and special rules apply in certain circumstances.

INFORMATION REPORTING AND BACKUP WITHHOLDING

         In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on the Energy Notes and to the proceeds of the sale of the Energy Notes (including redemption proceeds) paid to U.S. holders other than certain exempt recipients (such as corporations). Information reporting generally will apply to payments of interest on the Energy Notes to non-U.S. holders and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding also may be made available to the tax authorities in the country in which the non-U.S. holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. holders, information reporting will apply to the proceeds of the sale of the Energy Notes within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in "Taxation of Non-U.S. Holders" has been received (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption.

         The Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all taxable payments (including redemption proceeds) payable to holders of the Energy Notes who fail to provide the Fund with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if the Fund has been so notified). Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income outlined below will generally satisfy these requirements.

TAXATION OF NON-U.S. HOLDERS

         If you are a non-resident alien individual or a foreign corporation (a "non-U.S. holder"), the payment of interest on the Energy Notes generally will be considered "portfolio interest" and thus will generally be exempt from United States federal withholding tax, provided that the Energy Notes are in registered form and certain other requirements are met. This exemption will apply to you provided that (1) interest paid on the Energy Notes is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the Energy Notes is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund's stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly to the Fund under the Code and (5) you satisfy the certification requirements described below.

         To satisfy the certification requirements, either (1) the beneficial owner of any such Energy Notes must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner's name, address and taxpayer identification number, if any, and any other required information on a properly completed and executed IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the Energy Notes on behalf of the beneficial owner thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for the Energy Notes held by a foreign partnership and other intermediaries

         Interest on the Energy Notes received by a non-U.S. holder which is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where a non-U.S. holder can claim the benefits of an applicable tax treaty to reduce or eliminate such withholding tax and such non-U.S. holder provides the Fund with a properly executed IRS Form W-8BEN claiming such exemption or reduction.

         Any capital gain that a non-U.S. holder realizes on a sale, exchange or other taxable disposition (including a redemption) of the Energy Notes generally will be exempt from United States federal income tax, including withholding tax. This exemption will generally not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (1) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (2) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, NASDAQ Composite Index and other relevant indices and industry publications. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to Shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                  ERV = P(1+T)/n/

         Where     P = a hypothetical initial payment of $1,000
                   T = average annual total return
                   n = number of years
                 ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                ATV/D/ = P(1+T)/n/

       Where:    P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions) n = number of years
            ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                ATV/DR/ = P(1+T)/n/

       Where:    P = a hypothetical initial investment of $1,000
                 T = average annual total return (after taxes on distributions and redemption)
                 n = number of years
           ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                Yield = 2 [( a-b/cd +1)/6/ - 1]

       Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                 d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time Shareholders sell their shares, they may be worth more or less than their original investment.


                                     EXPERTS

         The Financial Statements of the Fund as of June 17, 2004, appearing in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP provides accounting and auditing services to the Fund. The principal business address of Deloitte & Touche LLP is 180 North Stetson Avenue, Chicago, Illinois 60601.


                      CUSTODIAN, AUCTION AGENT AND TRUSTEE

         PFPC Trust Company, 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent public accountant and providing the accountant with certain Fund accounting information; and providing other continuous accounting and administrative services.

         Deutsche Bank Trust Company Americas is the Trustee under the Indenture and serves as the Auction Agent with respect to the Energy Notes and acts as transfer agent, registrar, interest disbursing agent and redemption agent with respect to the Energy Notes.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Energy Notes offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Energy Income and Growth Fund

         We have audited the accompanying statement of assets and liabilities of the Energy Income and Growth Fund (the "Fund"), as of June 17, 2004. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

         We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 17, 2004 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the statement of assets and liabilities referred to above present fairly, in all material respects, the financial position of the Energy Income and Growth Fund as of June 17, 2004 in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP

Chicago, Illinois
June 18, 2004

                          ENERGY INCOME AND GROWTH FUND
                              FINANCIAL STATEMENTS


                       STATEMENT OF ASSETS AND LIABILITIES


                                  JUNE 17, 2004

ASSETS:

Cash                                                              $100,008
Offering costs                                                    $200,000
                                                                  --------
                                                                  $300,008

LIABILITIES:

Offering costs payable                                            $200,000
                                                                  --------
Net Assets                                                        $100,008
                                                                   =======

NET ASSETS - Applicable to 5,236 shares                           $100,008
                                                                  ========

NET ASSET VALUE PER SHARE (net assets divided by
5,236 shares.)                                                     $19.100
                                                                   =======

MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.5% of offering price.)                $20.000
                                                                   =======

                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES:

NOTE 1.       ORGANIZATION

         Energy Income and Growth Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund was organized as a Massachusetts business trust on March 25, 2004, pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through June 17, 2004 other than those relating to organizational matters and the sale and issuance of 5,236 common shares of beneficial interest to First Trust Portfolios L.P. (the "Adviser").

NOTE 2.       SIGNIFICANT ACCOUNTING POLICIES

         The Adviser has assumed organization costs estimated to be $50,000. The Adviser has also agreed to assume offering costs in excess of $.04 a share, if any.

         The Fund's statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the statement of assets and liabilities. Actual results could differ from those estimates.

         The Fund will be taxed as a regular corporation for federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") in order to avoid paying entity level income taxes. The Fund intends to invest its assets primarily in master limited partnerships ("MLPs"). As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and expenses from the MLPs. A significant portion of MLP income has historically been offset by tax deductions.

NOTE 3.       FEES AND OTHER TRANSACTIONS WITH AFFILIATED PARTIES

         On April 18, 2004, the Fund's Board of Trustees approved an Investment Management Agreement with the Adviser. The Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, equal to the annual rate of 1.00% of the Fund's average daily managed assets.

         The Sub-Adviser receives a portfolio management fee equal to 0.50% of the Fund's managed assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

         For each of the first two years following the commencement of the Fund's operations the Adviser has agreed to reduce its annual management fee to 0.75% of the Fund's managed assets in order to reimburse the Fund for certain fees and expenses incurred by the Fund. The Sub-Adviser has agreed to bear a portion of this reduction by reducing the amount of its full sub-advisory fee during such period to 0.382% of the Fund's managed assets.

                          ENERGY INCOME AND GROWTH FUND


                             AUCTION RATE FUND NOTES


                       STATEMENT OF ADDITIONAL INFORMATION

                                __________, 2005




                                   Back Cover

                                   APPENDIX A

                 SUMMARY OF CERTAIN PROVISIONS OF THE INDENTURE

         The following is a summary of certain provisions of the Indenture. This summary does not purport to be complete and is qualified in its entirety by reference to the Indenture, a copy of which is on file with the Commission.

DEFINITIONS

         "AA Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 30-day rate, in the case of a Rate Period which is a Standard Rate Period or shorter, or the 180-day rate, in the case of all other Rate Periods on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition,
(A) "Commercial Paper Dealers" shall mean (1) Citigroup Global Markets Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Corporation, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

         "Affiliate" means any person controlled by, in control of or under common control with the Trust; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any person controlled by, in control of or under common control with such corporation one of the trustees, directors or executive officers of which is also a Trustee of the Fund be deemed to be an Affiliate solely because such Trustee, director or executive officer is also a Trustee of the Fund.

         "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                                       A-1


         "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

         "Applicable Rate" means, with respect to each Series of the Energy Notes for each Rate Period (1) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (2) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate, (3) in the case where all the Energy Notes of a series are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate, and (4) if an Auction is not held for any reason (including the circumstance where there is no Auction Agent or Broker-Dealer, the Maximum Rate.

         "Auction" means each periodic operation of the procedures set forth in Appendix B--Auction Procedures.

         "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

         "Auction Date" means the first Business Day next preceding the first day of a Rate Period for each Series of the Energy Notes.

         "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix B hereto.

         "Authorized Denominations" means $25,000 and any integral multiple thereof.

         "Beneficial Owner," with respect to each Series of the Energy Notes, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such Series of the Energy Notes.

         "Bid" shall have the meaning specified in Appendix B--Auction
Procedures.

         "Bidder" shall have the meaning in Appendix B--Auction Procedures; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

         "Board of Trustees" or "Board" means the Board of Trustees of the Fund or any duly authorized committee thereof as permitted by applicable law.

         "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                                       A-2


         "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by law to close.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Commercial Paper Dealers" has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

         "Commission" means the Securities and Exchange Commission.

         "Issue Date" means, with respect to the Energy Notes, __________, 2005.

         "Default Rate" means the Reference Rate multiplied by three (3).

         "Deposit Securities" means cash and any obligations or securities, including short-term money market instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by [S&P,] except that such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

         "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating the Energy Notes), Fitch Discount Factor (if Fitch is then rating the Energy Notes) or an Other Rating Agency Discount Factor, whichever is applicable.

         "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that, with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

         "Eligible Assets" means Moody's Eligible Assets or Fitch's Eligible Assets (if Moody's or Fitch are then rating the Energy Notes) and/or Other Rating Agency Eligible Assets, whichever is applicable.

         "Existing Holder," with respect to the Energy Notes of a series, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of the Energy Notes of such series.

         "Fitch" means Fitch Ratings and its successors at law.

                                       A-3


         "Fitch Discount Factor" means the discount factors set forth in the Fitch Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Fitch's ratings of the Energy Notes.

         "Fitch Eligible Asset" means assets of the Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Fitch's ratings of the Energy Notes.

         "Fitch Guidelines" mean the guidelines provided by Fitch, as may be amended from time to time, in connection with Fitch's ratings of the Energy Notes.

         "Energy Notes Basic Maintenance Amount" as of any Valuation Date has the meaning set forth in the Rating Agency Guidelines.

         "Energy Notes Series A" means the Series A of the Energy Notes or any other Notes hereinafter designated as Series A of the Energy Notes.

         "Holder" means, with respect to the Energy Notes, the registered holder of notes of each series of the Energy Notes as the same appears on the books or records of the Fund.

         "Hold Order" shall have the meaning specified in Appendix B--Auction Procedures.

         "Market Value" means the fair market value of an asset of the Fund as computed as follows: readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be

                                       A-4

valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

         "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to Applicable Percentage of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Energy Notes Basic Maintenance Amount.

         "Minimum Rate" means, on any Auction Date with respect to a Rate Period of 28 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Rate Period of more than the Standard Rate Period.

         "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and its successors at law.

         "Moody's Discount Factor" means the discount factors set forth in the Moody's Guidelines for use in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of the Energy Notes.

         "Moody's Eligible Assets" means assets of the Fund set forth in the Moody's Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with Moody's ratings of the Energy Notes.

         "Moody's Guidelines" mean the guidelines provided by Moody's, as may be amended from time to time, in connection with Moody's ratings of the Energy Notes.

         "1940 Act Energy Notes Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 300% with respect to all outstanding senior securities representing indebtedness of the Fund, including all the Outstanding Energy Notes (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

         "Notes" means Securities of the Fund ranking on a parity with the Energy Notes that may be issued from time to time pursuant to the Indenture.

         "Order" shall have the meaning specified in Appendix B--Auction Procedures.

         "Other Rating Agency" means each rating agency, if any, other than Moody's or Fitch then providing a rating for the Energy Notes pursuant to the request of the Fund.

                                       A-5


         "Other Rating Agency Discount Factor" means the discount factors set forth in the Other Rating Agency Guidelines of each Other Rating Agency for use in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of the Energy Notes.

         "Other Rating Agency Eligible Assets" means assets of the Fund set forth in the Other Rating Agency Guidelines of each Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Fund's assets in connection with the Other Rating Agency's rating of the Energy Notes.

         "Other Rating Agency Guidelines" mean the guidelines provided by each Other Rating Agency, as may be amended from time to time, in connection with the Other Rating Agency's rating of the Energy Notes.

         "Outstanding" or "outstanding" means, as of any date, the Energy Notes theretofore issued by the Fund except, without duplication, (1) any such Energy Notes theretofore canceled, redeemed or repurchased by the Fund, or delivered to the Trustee for cancellation or with respect to which the Fund has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Energy Notes and (2) any such Energy Notes represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund. Notwithstanding the foregoing, (A) in connection with any Auction, any Series of the Energy Notes as to which the Fund or any person known to the Auction Agent to be an Affiliate of the Fund shall be the Existing Holder thereof shall be disregarded and deemed not to be Outstanding, and (B) for purposes of determining the Energy Notes Basic Maintenance Amount, the Energy Notes held by the Fund shall be disregarded and not deemed Outstanding but the Energy Notes held by any Affiliate of the Fund shall be deemed Outstanding.

         "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Trustee and Auction Agent.

         "Person" or "person" means and includes an individual, a partnership, a trust, a company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Beneficial Owner," with respect to a series of the Energy Notes, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of the Energy Notes of such series but that wishes to purchase the Energy Notes of such series, or that is a Beneficial Owner of the Energy Notes of such series that wishes to purchase additional Energy Notes of such series.

         "Rate Period" means, with respect to a Series of the Energy Notes, the period commencing on the Issue Date thereof and ending on the date specified for such series on the Issue Date thereof and thereafter, as to such series, the period commencing on the day following each Rate Period for such series and ending on the day established for such series by the Fund.

                                       A-6


         "Rating Agency" means each of Fitch (if Fitch is then rating the Energy Notes), Moody's (if Moody's is then rating the Energy Notes) and any Other Rating Agency.

         "Rating Agency Guidelines" mean Fitch Guidelines (if Fitch is then rating the Energy Notes), Moody's Guidelines (if Moody's is then rating the Energy Notes) and any Other Rating Agency Guidelines.

         "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, (1) the applicable AA Composite Commercial Paper Rate (for a Rate Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Rate Period of 184 days or more) or (2) the applicable London-Interbank Offered Rate ("LIBOR").

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successors.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Energy Notes Series A.

         "Sell Order" shall have the meaning specified in Appendix B--Auction Procedures.

         "Special Rate Period" means a Rate Period that is not a Standard Rate Period.

         "Specific Redemption Provisions" means, with respect to any Special Rate Period of more than one year, either, or any combination of (1) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the Energy Notes subject to such Special Rate Period are not subject to redemption at the option of the Fund consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the Energy Notes subject to such Special Rate Period shall be redeemable at the Fund's option and/or in connection with any mandatory redemption at a price equal to the principal amount plus accumulated but unpaid interest plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

         "Standard Rate Period" means a Rate Period of 28 days.

         "Stated Maturity," with respect to the Energy Notes Series A shall mean __________, 20__.

         "Submission Deadline" means 1:00 P.M., Eastern Standard time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                                       A-7


         "Submitted Bid" shall have the meaning specified in Appendix B--Auction Procedures.

         "Submitted Hold Order" shall have the meaning specified in Appendix B--Auction Procedures.

         "Submitted Order" shall have the meaning specified in Appendix B--Auction Procedures.

         "Submitted Sell Order" shall have the meaning specified in Appendix B--Auction Procedures.

         "Sufficient Clearing Bids" shall have the meaning specified in Appendix B--Auction Procedures.

         "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Rate Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Rate Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government securities selected by the Fund.

         "Trustee" means Deutsche Bank Trust Company Americas, or such other person who is named a trustee pursuant to the terms of the Indenture.

         "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Trust; provided, further, however, that such first Valuation Date shall be not more than one week from the date on which the Energy Notes Series A initially are issued.


               NOTE DETAILS, FORM OF NOTES AND REDEMPTION OF NOTES

INTEREST

         (a) The Holders of any Series of the Energy Notes shall be entitled to receive interest payments on their Energy Notes at the Applicable Rate, determined as set forth in paragraph (c) below, and no more, payable on the respective dates determined as set forth in paragraph (b) below. Interest on the Outstanding Energy Notes of any series issued on the Issue Date shall accumulate from the Issue Date.

                                       A-8


         (b) (1) Interest shall be payable, subject to subparagraph (b)(2) below, on each Series of the Energy Notes, with respect to any Rate Period on the first Business Day following the last day of such Rate Period; provided, however, if the Rate Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Rate Period and on the Business Day following the last day of such Rate Period.

         (2) If a day for payment of interest resulting from the application of subparagraph (b)(1) above is not a Business Day, (A) then the Interest Payment Date shall be the first Business Day following such day for payment of interest in the case of a Series of the Energy Notes designated as "Series A".

         (3) The Fund shall pay to the Paying Agent not later than 3:00 p.m., New York City time, on the Business Day next preceding each Interest Payment Date for each Series of the Energy Notes, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the interest to be paid to all Holders of such Energy Notes on such Interest Payment Date. The Fund shall not be required to establish any reserves for the payment of interest.

         (4) All moneys paid to the Paying Agent for the payment of interest shall be held in trust for the payment of such interest by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(5) below. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of interest, including interest earned on such moneys, will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were to have been so applied.

         (5) Each interest payment on a Series of the Energy Notes shall be paid on the Interest Payment Date therefor to the Holders of that series as their names appear on the security ledger or security records of the Fund on the Business Day next preceding such Interest Payment Date. Interest in arrears for any past Rate Period may be declared and paid at any time, without reference to any regular Interest Payment Date, to the Holders as their names appear on the books or records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any Interest Payment or payments which may be in arrears.

         (c) (1) The interest rate on the Outstanding Energy Notes of each Series during the period from and after the Issue Date to and including the last day of the initial Rate Period therefor shall be equal to the rate per annum set forth under (a) above. For each subsequent Rate Period with respect to the Energy Notes Outstanding thereafter, the interest rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Rate Period of a Series of the Energy Notes is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all Series of the Energy Notes being the subject of Submitted Hold Orders), then the interest rate on a Series of the Energy Notes for any such Rate Period shall be the Maximum Rate (except (1) during a Default Period when the interest rate shall be the Default Rate, as set forth in (c)(2) below) or (2) after a Default Period and prior to the beginning of the next Rate Period when the interest rate shall be the Maximum Rate at the close of business on the last day of such Default Period). The All Hold Rate

                                       A-9

will apply automatically following an Auction in which all of the Outstanding Series of the Energy Notes are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which interest is payable on a Series of the Energy Notes as determined pursuant to this paragraph (c)(1) shall be the "Applicable Rate." For Standard Rate Periods or less only, the Applicable Rate resulting from an Auction will not be less than the Minimum Rate.

         (2) Subject to the cure provisions below, a "Default Period" with respect to a particular Series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared interest on that Series payable on the Interest Payment Date (an "Interest Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and, together with an Interest Default, hereinafter referred to as a "Default"). Subject to the cure provisions of (c)(3) below, a Default Period with respect to an Interest Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid interest and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of an Interest Default, the Applicable Rate for each Rate Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Rate Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Rate Period. No Auction shall be held during a Default Period with respect to an Interest Default applicable to that series of the Energy Notes.

         (3) No Default Period with respect to an Interest Default or Redemption Default shall be deemed to commence if the amount of any interest or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Interest Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three.

         (4) The amount of interest payable on each Interest Payment Date of each Rate Period of less than one (1) year (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Rate Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Rate Period (or portion thereof) that such Energy Notes were outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Rate Period of one year or more, the amount of interest per Energy Note payable on any Interest Payment Date (or in respect of interest on another date in connection with a redemption during such Rate Period) shall be computed as described in the preceding sentence.

         (d) Any Interest Payment made on any Series of the Energy Notes shall first be credited against the earliest accrued but unpaid interest due with respect to such Series.

                                       A-10


REDEMPTION

         (a) (1) After the initial Rate Period, subject to the provisions of the Indenture and to the extent permitted under the 1940 Act and Massachusetts law, the Fund may, at its option, redeem in whole or in part out of funds legally available therefore a series of the Energy Notes designated in the Indenture as
(A) having a Rate Period of one year or less, on the Business Day after the last day of such Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price equal to the aggregate principal amount, plus an amount equal to accrued but unpaid interest thereon (whether or not earned) to the date fixed for redemption ("Redemption Price"), or (B) having a Rate Period of more than one year, on any Business Day prior to the end of the relevant Rate Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Rate Period as set forth in the Indenture; provided, however, that during a Rate Period of more than one year no series of the Energy Notes will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Rate Period. Notwithstanding the foregoing, the Fund shall not give a notice of or effect any redemption pursuant to this paragraph
(a)(1) unless, on the date on which the Fund intends to give such notice and on the date of redemption (a) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a series of the Energy Notes by reason of the redemption of such Energy Notes on such date fixed for the redemption and
(b) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) below shall be applicable in such circumstances in the event the Fund makes the deposit and takes the other action required thereby.

         (2) If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act Energy Notes Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain the Energy Notes Basic Maintenance Amount or on the last Business Day of the following month in the case of a failure to maintain the 1940 Act Energy Notes Asset Coverage as of such last Business Day (each, an "Asset Coverage Cure Date"), the Energy Notes will be subject to mandatory redemption out of funds legally available therefor. The principal amount of the Energy Notes to be redeemed in such circumstances will be equal to the lesser of (A) the minimum principal amount of the Energy Notes the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having Eligible Assets with an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount, or sufficient to satisfy 1940 Act Energy Notes Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date

                                       A-11

(provided that, if there is no such minimum principal amount of the Energy Notes the redemption of which would have such result, all such Energy Notes then Outstanding will be redeemed), and (B) the maximum principal amount of the Energy Notes that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(3) below.

         (3) In determining the Energy Notes required to be redeemed in accordance with the foregoing subparagraph (a)(2), the Fund shall allocate the principal amount of the Energy Notes required to be redeemed to satisfy the Energy Notes Basic Maintenance Amount or the 1940 Act Energy Notes Asset Coverage, as the case may be, pro rata among the Holders of the Energy Notes in proportion to the principal amount of the Energy Notes they hold and other Notes subject to mandatory redemption provisions similar to those contained in the Indenture, subject to the further provisions of this subparagraph (3). The Fund shall effect any required mandatory redemption pursuant to subparagraph (a)(2) above no later than 40 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the principal amount of the Energy Notes which would be required to be redeemed by the Fund under clause (A) of subparagraph (a)(2) above if sufficient funds were available, together with other Notes which are subject to mandatory redemption under provisions similar to those contained in this paragraph, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund shall redeem those Energy Notes, and other Notes which it was unable to redeem, on the earliest practicable date on which the Fund will have such funds available, upon notice pursuant to paragraph (b) below to record owners of the Energy Notes to be redeemed and the Paying Agent. The Fund will deposit with the Paying Agent funds sufficient to redeem the specified principal amount of the Energy Notes with respect to a redemption required under subparagraph (a)(2) above, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding Energy Notes are to be redeemed pursuant to this subparagraph (3), the principal amount of the Energy Notes to be redeemed shall be redeemed pro rata from the Holders of such Energy Notes in proportion to the principal amount of such Energy Note held by such Holders, by lot or by such other method as the Fund shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Rate Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

         (b) In the event of a redemption pursuant to paragraph (a) above, the Fund will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Fund shall deliver a notice of redemption to the Auction Agent and the Trustee (the "Notice of Redemption") containing the information set forth below (1) in the case of an optional redemption pursuant to subparagraph (a)(1) above, one Business Day prior to the giving of notice to the Holders and (2) in the case of a mandatory redemption pursuant to subparagraph (a)(2) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Trustee will use its reasonable efforts to provide notice to each Holder of the Energy Notes called for redemption by electronic or other reasonable means not later than the close

                                       A-12

of business on the Business Day immediately following the day on which the Trustee determines the Energy Notes to be redeemed (or, during a Default Period with respect to such Energy Notes, not later than the close of business on the Business Day immediately following the day on which the Trustee receives Notice of Redemption from the Fund). The Trustee shall confirm such notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of the Energy Notes called for redemption, the Paying Agent (if different from the Trustee) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series of the Energy Notes at their addresses appearing on the books or records of the Fund. Such Notice of Redemption will set forth (1) the date fixed for redemption, (2) the principal amount and identity of the Energy Notes to be redeemed, (3) the redemption price (specifying the amount of accumulated interest to be included therein), (4) that interest on the Energy Notes to be redeemed will cease to accrue on such date fixed for redemption, and (5) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all the Energy Notes held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the principal amount of the Energy Notes to be redeemed from such Holder.

         (c) Notwithstanding the provisions of paragraph (a) above, no such Energy Notes may be redeemed unless all interest on the Outstanding Energy Notes and all Notes of the Fund ranking on a parity with the Energy Notes, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all the Outstanding Energy Notes pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all the Outstanding Energy Notes.

         (d) Upon the deposit of funds sufficient to redeem any such Energy Notes with the Paying Agent and the giving of the Notice of Redemption to the Trustee under paragraph (b) above, interest on such Energy Notes shall cease to accumulate and such Energy Notes shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Fund has maintained the requisite Energy Notes Basic Maintenance Amount or the 1940 Act Energy Notes Asset Coverage), and all rights of the holder of the Energy Notes so called for redemption shall cease and terminate, except the right of such holder to receive the redemption price specified in the Indenture, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (1) the aggregate redemption price of the Energy Notes called for redemption on such date and (2) such other amounts, if any, to which Holders of the Energy Notes called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, be paid to the Fund, after which time the Holders of the Energy Notes so called for redemption may look only to the Fund for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

                                       A-13


         (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem any Series of the Energy Notes shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any such Energy Notes for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed any such Energy Notes for which a Notice of Redemption has been given, interest may be paid on a Series of the Energy Notes and shall include those Energy Notes for which Notice of Redemption has been given but for which deposit of funds has not been made.

         (f) All moneys paid to the Paying Agent for payment of the redemption price of any such Energy Notes called for redemption shall be held in trust by the Paying Agent for the benefit of holders of the Energy Notes to be redeemed.

         (g) So long as any such Energy Notes are held of record by the nominee of the Securities Depository, the redemption price for such Energy Notes will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

         (h) Except for the provisions described above, nothing contained in the Indenture limits any right of the Fund to purchase or otherwise acquire any such Energy Notes outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of interest on, or the mandatory or optional redemption price with respect to, any series of the Energy Notes for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act Energy Notes Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. If less than all the Outstanding Energy Notes of any series are redeemed or otherwise acquired by the ISSUER, the Fund shall give notice of such transaction to the Trustee, in accordance with the procedures agreed upon by the Board of Trustees.

         (i) Notwithstanding anything in the Indenture to the contrary, the Board of Trustees may authorize, create or issue any class or series of Notes, including other series of the Energy Notes, ranking prior to or on a parity with the Energy Notes to the extent permitted by the 1940 Act, as amended, if, upon issuance, either (A) the net proceeds from the sale of such Notes (or such portion thereof needed to redeem or repurchase the Outstanding Energy Notes) are deposited with the Trustee in accordance with paragraph (d) above, Notice of Redemption as contemplated by paragraph (b) above has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all the Outstanding Energy Notes or (B) the Fund would meet the 1940 Act Energy Notes Asset Coverage, the Energy Notes Basic Maintenance Amount and the requirements set forth below in "Certain Other Restrictions."

                                       A-14


DESIGNATION OF RATE PERIOD

         The initial Rate Period for the Energy Notes shall be ________________. The Fund will designate the duration of subsequent Rate Periods of each series of the Energy Notes; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (1) notice thereof shall have been given as provided in the Indenture, (2) any failure to pay in a timely manner to the Trustee the full amount of any interest on, or the redemption price of, the Energy Notes shall have been cured as provided above, (3) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period,
(4) if the Fund shall have mailed a Notice of Redemption with respect to any such Energy Notes, the redemption price with respect to such Energy Notes shall have been deposited with the Paying Agent, and (5) in the case of the designation of a Special Rate Period, the Fund has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount, and the Fund has consulted with the Broker-Dealers and has provided notice of such designation and otherwise complied with the Rating Agency Guidelines.

         If the Fund proposes to designate any Special Rate Period, not fewer than 28 (or two Business Days in the event the duration of the Rate Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 Business Days prior to the first day of such Special Rate Period, notice shall be (1) made by press release and (2) communicated by the Fund by telephonic or other means to the Auction Agent and the Trustee and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Fund will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent and Trustee, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Rate Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Auction Agent and the Trustee, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                   (1) a notice stating (A) that the Fund has determined to designate the next succeeding Rate Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                   (2) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

         If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed

                                       A-15

Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Rate Period to the effect set forth in clause
(2) above, thereby resulting in a Standard Rate Period.

RESTRICTIONS ON TRANSFER

         The Energy Notes may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Fund or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose Energy Notes are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding the Energy Notes through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Energy Notes issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

1940 ACT ENERGY NOTES ASSET COVERAGE

         The Fund shall maintain, as of the last Business Day of each month in which any such Energy Notes are Outstanding, asset coverage with respect to the Energy Notes which is equal to or greater than the 1940 Act Energy Notes Asset Coverage; provided, however, that subparagraph (a)(2) of "Redemption" above shall be the sole remedy in the event the Fund fails to do so.

THE ENERGY NOTES BASIC MAINTENANCE AMOUNT

         So long as the Energy Notes are Outstanding and any Rating Agency is then rating the Energy Notes, the Fund shall maintain, as of each Valuation Date, Eligible Assets having an aggregate Discounted Value equal to or greater than the Energy Notes Basic Maintenance Amount; provided, however, that subparagraph (a)(2) of "Redemption" above shall be the sole remedy in the event the Fund fails to do so.

CERTAIN OTHER RESTRICTIONS

         For so long as any such Energy Notes are Outstanding and any Rating Agency is then rating the Energy Notes, the Fund will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a Series of the Energy Notes.

         For so long as any such Energy Notes are Outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common shares or other shares of beneficial interest of the Fund) upon any class of shares of beneficial interest of the

                                       A-16

Fund, unless, in every such case, immediately after such transaction, the 1940 Act Energy Notes Asset Coverage would be achieved after deducting the amount of such dividend, distribution, or purchase price, as the case may be; provided, however, that dividends may be declared upon any preferred shares of beneficial interest of the Fund if the Energy Notes have an asset coverage of at least 200% at the time of declaration thereof, after deducting the amount of such dividend.

COMPLIANCE PROCEDURES FOR ASSET MAINTENANCE TESTS

         For so long as any such Energy Notes are Outstanding and any Rating Agency is then rating such Energy Notes:

                   (a) As of each Valuation Date, the Fund shall determine in accordance with the procedures specified in the Indenture (1) the Market Value of each Eligible Asset owned by the Fund on that date, (2) the Discounted Value of each such Eligible Asset using the Discount Factors, (3) whether the Energy Notes Basic Maintenance Amount is met as of that date, (4) the value of the total assets of the Fund, less all liabilities, and (5) whether the 1940 Act Energy Notes Asset Coverage is met as of that date.

                   (b) Upon any failure to maintain the required Energy Notes Basic Maintenance Amount or 1940 Act Energy Notes Asset Coverage on any Valuation Date, the Fund may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing the Energy Notes outside of an Auction or in the event of a failure to file a Rating Agency Certificate (as defined below) on a timely basis, submitting the requisite Rating Agency Certificate) to re-attain (or certify in the case of a failure to file on a timely basis, as the case may be) the required Energy Notes Basic Maintenance Amount or 1940 Act Energy Notes Asset Coverage on or prior to the Asset Coverage Cure Date.

                   (c) Compliance with the Energy Notes Basic Maintenance Amount and 1940 Act Energy Notes Asset Coverage tests shall be determined with reference to those Energy Notes which are deemed to be Outstanding.

                   (d) The Fund shall deliver to each Rating Agency which is then rating the Energy Notes and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the respective Rating Agency Guidelines regarding 1940 Act Energy Notes Asset Coverage, the Energy Notes Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a "Rating Agency Certificate").

                   (e) In the event that any Rating Agency Certificate is not delivered within the time periods set forth in the Rating Agency Guidelines, the Fund shall be deemed to have failed to maintain the Energy Notes Basic Maintenance Amount or the 1940 Act Energy Notes Asset Coverage, as the case may be, on such Valuation Date for purposes of paragraph (b) above. In the event that any Rating Agency Certificate with respect to an applicable Asset Coverage Cure Date is not delivered within the time periods set forth in the Rating Agency Guidelines, the

                                       A-17

         Fund shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the Energy Notes Basic Maintenance Amount or to meet the 1940 Energy Notes Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

DELIVERY OF NOTES

         Upon the execution and delivery of the Indenture, the Fund shall execute and deliver to the Trustee and the Trustee shall authenticate the Energy Notes and deliver them to The Depository Trust Company and as provided in the Indenture.

         Prior to the delivery by the Trustee of any of the Energy Notes, there shall have been filed with or delivered to the Trustee the following:

                   (a) A resolution duly adopted by the Fund, certified by the Secretary or other Authorized Officer thereof, authorizing the execution and delivery of this Supplemental Indenture and the issuance of the Energy Notes;

                   (b) Duly executed copies of the Supplemental Indenture and a copy of the Indenture;

                   (c) Rating letters from each Rating Agency rating the Energy Notes; and

                   (d) An opinion of counsel pursuant to the requirements of the Indenture.

TRUSTEE'S AUTHENTICATION CERTIFICATE

         The Trustee's authentication certificate upon the Energy Notes shall be substantially in the form provided. No Energy Note shall be secured hereby or entitled to the benefit hereof, or shall be valid or obligatory for any purpose, unless a certificate of authentication, substantially in such form, has been duly executed by the Trustee; and such certificate of the Trustee upon any Energy Note shall be conclusive evidence and the only competent evidence that such Bond has been authenticated and delivered. The Trustee's certificate of authentication shall be deemed to have been duly executed by it if manually signed by an authorized officer of the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all of the Energy Notes issued.


                           EVENTS OF DEFAULT; REMEDIES

EVENTS OF DEFAULT

         An "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment,

                                       A-18

decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                   (a) default in the payment of any interest upon any series of the Energy Notes when it becomes due and payable and the continuance of such default for 30 days; or

                   (b) default in the payment of the principal of or any premium on any series of the Energy Notes at its Stated Maturity; or

                   (c) default in the performance, or breach, of any covenant or warranty of the Fund in the Indenture, and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Fund by the Trustee a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default;" or

                   (d) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Fund in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Fund a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Fund under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Fund or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                   (e) the commencement by the Fund of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Fund in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Fund or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Fund in furtherance of any such action;

                   (f) if, pursuant to Section 18(a)(l)(c)(2) of the 1940 Act on the last business day of each of twenty-four consecutive calendar months any class of securities shall have an asset coverage of less than 100%; or

                                       A-19


                   (g) any other Event of Default provided with respect to any series of the Energy Notes.

ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT

         If an Event of Default with respect to the Energy Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than [a majority] in principal amount of the Outstanding Energy Notes of that series may declare the principal amount of all the Energy Notes of that series to be due and payable immediately, by a notice in writing to the Fund (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in paragraphs (d) and (e) above with respect to the Energy Notes of any series at the time Outstanding occurs, the principal amount of all the Energy Notes of that series shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable.

         At any time after such a declaration of acceleration with respect to the Energy Notes of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in principal amount of the Outstanding Energy Notes of that series, by written notice to the Fund and the Trustee, may rescind and annul such declaration and its consequences if

                   (a) the Fund has paid or deposited with the Trustee a sum sufficient to pay

                       (1) all overdue interest on all such Energy Notes of that
                   series,

                       (2) the principal of (and premium, if any, on) any such
                   Energy Notes of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Energy Notes,

                       (3) to the extent that payment of such interest is
                   lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Energy Notes, and

                       (4) all sums paid or advanced by the Trustee and the
                   reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                   (b) all Events of Default with respect to the Energy Notes of that series, other than the non-payment of the principal of the Energy Notes of that series which have become due solely by such declaration of acceleration, have been cured or waived.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

                                       A-20


COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE

         The Fund covenants that if:

                   (a) default is made in the payment of any interest on any such Energy Notes when such interest becomes due and payable and such default continues for a period of 30 days, or

                   (b) default is made in the payment of the principal of (or premium, if any, on) any such Energy Notes at the Maturity thereof,

the Fund will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Energy Notes, the whole amount then due and payable on such Energy Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Energy Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If an Event of Default with respect to the Energy Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Energy Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Indenture or in aid of the exercise of any power granted in the Indenture, or to enforce any other proper remedy.

APPLICATION OF MONEY COLLECTED

         Any money collected by the Trustee pursuant to the provisions of the Indenture relating to an Event of Default shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Energy Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee under the Indenture;

                  and

                  SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Energy Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Energy Notes for principal and any premium and interest, respectively.

                                       A-21


LIMITATION ON SUITS

         No Holder of any such Energy Notes of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                   (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Energy Notes of that series;

                   (b) the Holders of not less than a majority in principal amount of the Outstanding Energy Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                   (c) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                   (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                   (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Energy Notes of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of the Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under the Indenture, except in the manner provided and for the equal and ratable benefit of all of such Holders.

UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST

         Notwithstanding any other provision in the Indenture, the Holder of any such Energy Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to the provisions of any supplemental indenture) interest on such Energy Notes on the respective Stated Maturities expressed in such Energy Notes (or, in the case of redemption, on the Redemption Date), and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

RESTORATION OF RIGHTS AND REMEDIES

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under the Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any

                                       A-22

determination in such proceeding, the Fund, the Trustee and the Holders shall be restored severally and respectively to their former positions and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

RIGHTS AND REMEDIES CUMULATIVE

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen the Energy Notes, no right or remedy conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

CONTROL BY HOLDERS

         The Holders of not less than a majority in principal amount of the Outstanding Energy Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Energy Notes of such series, provided that

                  (1) such direction shall not be in conflict with any rule of law or with the Indenture, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

WAIVER OF PAST DEFAULTS

         The Holders of not less than a majority in principal amount of the Outstanding Energy Notes of any series may on behalf of the Holders of all the Energy Notes of such series waive any past default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of or any premium or interest on any such Energy Notes of such series, or

                  (2) in respect of a covenant or provision which cannot be modified or amended without the consent of the Holder of each Outstanding Energy Notes of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                       A-23


                     SATISFACTION AND DISCHARGE OF INDENTURE

         The Indenture shall upon request of the Fund cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of any such Energy Notes expressly provided for herein or in the terms of such Security), and the Trustee, at the expense of the Fund, shall execute proper instruments acknowledging satisfaction and discharge of the Indenture, when

                 (a)   Either:

                            (1) all such Energy Notes theretofore authenticated
                  and delivered (other than (1) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in the Indenture; and (2) the Energy Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Fund and thereafter repaid to the Fund or discharged from such trust, as provided in the Indenture) have been delivered to the Trustee for cancellation; or

                            (2) all such Energy Notes not theretofore delivered
                  to the Trustee for cancellation have become due and payable, or will become due and payable at their Stated Maturity within one year, or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Fund, and the Fund, in the case of this subsection (2), has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (b) the Fund has paid or caused to be paid all other sums payable hereunder by the Trust; and

                  (c) the Fund has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of the Indenture, the obligations of the Fund to the Trustee under the Indenture and, if money shall have been deposited with the Trustee pursuant to subparagraph (2) of paragraph
(a) above, the obligations of the Trustee under certain provisions of the Indenture shall survive.

                                       A-24


                                   THE TRUSTEE

CERTAIN DUTIES AND RESPONSIBILITIES

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of the Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of the Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions below.

NOTICE OF DEFAULTS

         If a default occurs hereunder with respect to the Energy Notes of any series, the Trustee shall give the Holders of the Energy Notes of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default with respect to the Energy Notes of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof For the purpose hereof, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the Energy Notes of such series.

CERTAIN RIGHTS OF TRUSTEE

         Subject to the provisions under "Certain Duties and Responsibilities" above:

                   (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                   (b) any request or direction of the Fund shall be sufficiently evidenced by a Fund Request or Fund Order, and any resolution of the Board of Trustees shall be sufficiently evidenced by a Board Resolution;

                   (c) whenever in the administration of the Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                   (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in reliance thereon;

                                       A-25


                   (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the Holders pursuant to the Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                   (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Fund, personally or by agent or attorney;

                   (g) the Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                   (h) the Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Indenture;

                   (i) the Trustee shall not be deemed to have notice of any default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Energy Notes and the Indenture; and

                   (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.

COMPENSATION AND REIMBURSEMENT

         The Fund agrees:

                   (a) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the parties for all services rendered by it (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                   (b) except as otherwise expressly provided, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of the Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any

                                       A-26

         such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                   (c) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all losses, liabilities, damages, claims or expenses including taxes (other than taxes imposed on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Fund, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         The provisions hereof shall survive the termination of the Indenture.

CONFLICTING INTERESTS

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and the Indenture. To the extent not prohibited by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the Indenture with respect to the Energy Notes of more than one series.

RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR

         No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements.

         The Trustee may resign at any time with respect to the Energy Notes of one or more series by giving written notice thereof to the Fund. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 60 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Fund, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Energy Notes of such series.

         The Trustee may be removed at any time with respect to the Energy Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Energy Notes of such series, delivered to the Trustee and to the Fund. If the instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of a notice of removal pursuant to this paragraph, the Trustee being removed may petition, at the

                                       A-27

expense of the Fund, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Energy Notes of such series.

         If at any time:

                   (a) the Trustee shall fail to comply after written request therefor by the Fund or by any Holder who has been a bona fide Holder of the Energy Notes for at least six months, or

                   (b) the Trustee shall cease to be eligible and shall fail to resign after written request therefor by the Fund or by any such Holder, or

                   (c) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case,
         (1) the Fund by a Board Resolution may remove the Trustee with respect to all such Energy Notes, or (2) any Holder who has been a bona fide Holder of the Energy Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all such Energy Notes and the appointment of a successor Trustee or Trustees.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Energy Notes of one or more series, the Fund, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Energy Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Energy Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Energy Notes of any particular series) and shall comply with the applicable requirements. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Energy Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Energy Notes of such series delivered to the Fund and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements, become the successor Trustee with respect to the Energy Notes of such series and to that extent supersede the successor Trustee appointed by the Fund. If no successor Trustee with respect to the Energy Notes of any series shall have been so appointed by the Fund or the Holders and accepted appointment in the manner required, any Holder who has been a bona fide Holder of the Energy Notes of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Energy Notes of such series.

         The Fund shall give notice of each resignation and each removal of the Trustee with respect to the Energy Notes of any series and each appointment of a successor Trustee with respect to the Energy Notes of any series to all Holders of the Energy Notes of such series in the manner provided. Each notice shall

                                       A-28

include the name of the successor Trustee with respect to the Energy Notes of such series and the address of its Corporate Trust Office.

ACCEPTANCE OF APPOINTMENT BY SUCCESSOR

         In case of the appointment hereunder of a successor Trustee with respect to all such Energy Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Fund and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Fund or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         In case of the appointment hereunder of a successor Trustee with respect to the Energy Notes of one or more (but not all) series, the Fund, the retiring Trustee and each successor Trustee with respect to the Energy Notes of one or more series shall execute and deliver a supplemental indenture wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Energy Notes of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all such Energy Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Energy Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing in the Indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Energy Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Fund or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Energy Notes of that or those series to which the appointment of such successor Trustee relates.

         Upon request of any such successor Trustee, the Fund shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

                                       A-29


         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible.

MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any such Energy Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Energy Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Energy Notes.


              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

FUND MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS

         The Fund shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Fund shall not permit any Person to consolidate with or merge into the Fund, unless:

                   (a) in case the Fund shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Fund is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Fund substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of any domestic or foreign jurisdiction and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Energy Notes and the performance or observance of every covenant of the Indenture on the part of the Fund to be performed or observed;

                   (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Fund or any Subsidiary as a result of such transaction as having been incurred by the Fund or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                   (c) the Fund has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction,

                                       A-30

         such supplemental indenture comply and that all conditions precedent in the Indenture provided for relating to such transaction have been complied with.

SUCCESSOR SUBSTITUTED

         Upon any consolidation of the Fund with, or merger of the Fund into, any other Person or any conveyance, transfer or lease of the properties and assets of the Fund substantially as an entirety, the successor Person formed by such consolidation or into which the Fund is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Fund under the Indenture with the same effect as if such successor Person had been named as the Fund in the Indenture, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under the Indenture and the Energy Notes.


                       DEFEASANCE AND COVENANT DEFEASANCE

DEFEASANCE AND DISCHARGE

         Upon the Fund's exercise of its option (if any) to have the provisions of the Indenture relating to Defeasance applied to any such Energy Notes or any series of the Energy Notes, as the case may be, the Fund shall be deemed to have been discharged from its obligations, with respect to such Energy Notes as provided in the Indenture on and after the date the conditions set forth are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Fund shall be deemed to have paid and discharged the entire indebtedness represented by such Energy Notes and to have satisfied all its other obligations under such Energy Notes and the Indenture insofar as such Energy Notes are concerned (and the Trustee, at the expense of the Fund, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Energy Notes to receive, solely from the trust fund, payments in respect of the principal of and any premium and interest on such Energy Notes when payments are due, (2) the Fund's obligations with respect to such Energy Notes, (3) the rights, powers, trusts, duties and immunities of the Trustee.

COVENANT DEFEASANCE

         Upon the Fund's exercise of its option (if any) to have provisions of the Indenture relating to Covenant Defeasance applied to any such Energy Notes or any series of the Energy Notes, as the case may be, (1) the Fund shall be released from its obligations under certain provisions of the Indenture for the benefit of the Holders of such Energy Notes and (2) the occurrence of any event specified in the Indenture, and any such covenants provided pursuant to certain provisions of the Indenture shall be deemed not to be or result in an Event of Default, in each case with respect to such Energy Notes as provided in the Indenture on and after the date the conditions are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Energy Notes, the Fund may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified section of the Indenture, whether directly or indirectly by

                                       A-31

reason of any reference elsewhere in the Indenture, or by reason of any reference in any such section or article of the Indenture to any other provision in the Indenture or in any other document, but the remainder of the Indenture and such Energy Notes shall be unaffected thereby.

CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE

         (a) The Fund shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements and agrees to comply with the provisions of the relevant Article of the Indenture applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Energy Notes, (1) money in an amount, or
(2) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
(3) such other obligations or arrangements as may be specified with respect to such Energy Notes, or (4) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Energy Notes on the respective Stated Maturities, in accordance with the terms of the Indenture and such Energy Notes. As used in the Indenture, "U.S. Government Obligation" means (x) any security which is (1) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (2) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (1) or (2), is not callable or redeemable at the option of the Fund thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Energy Notes Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (10) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

         (b) In the event of an election to have Defeasance and Discharge apply to any such Energy Notes or any series of the Energy Notes, as the case may be, the Fund shall have delivered to the Trustee an Opinion of Counsel stating that
(1) the Fund has received from, or there has been published by, the Internal Revenue Service a ruling or (2) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (1) or
(2) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Energy Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Energy Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                                       A-32


         (c) In the event of an election to have Covenant Defeasance apply to any such Energy Notes or any series of the Energy Notes, as the case may be, the Fund shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Energy Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Energy Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

         (d) The Fund shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Energy Notes nor any other such Energy Notes of the same series, if then listed on any such Energy Notes exchange, will be delisted as a result of such deposit.

         (e) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Energy Notes or any other such Energy Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (f) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all such Energy Notes are in default within the meaning of such Act).

         (g) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Fund is a party or by which it is bound.

         (h) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the Investment Company Act or exempt from registration thereunder.

         (i) No event or condition shall exist that would prevent the Fund from making payments of the principal of (and any premium) or interest on the Energy Notes of such series on the date of such deposit or at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

         (j) The Fund shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

         (k) The Fund shall have delivered to the Trustee an Opinion of Counsel substantially to the effect that (1) the trust funds deposited pursuant hereto will not be subject to any rights of any holders of indebtedness or equity of the Fund, and (2) after the 90th day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Fund, no opinion is given as to the

                                       A-33

effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the possession of the trustee with whom such funds were deposited prior to such court ruling to the extent not paid to Holders of such Energy Notes, such trustee would hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise and (B) such Holders would be entitled to receive adequate protection of their interests in such trust funds if such trust funds were used.

                                   APPENDIX B

                               AUCTION PROCEDURES

          1. Orders. (a) Prior to the Submission Deadline on each Auction Date for a series of the Energy Notes:

                   (1) each Beneficial Owner of the Energy Notes of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                            (A) the principal amount of the Outstanding Energy
                  Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the Energy Notes of such Series for the next succeeding Rate Period of such series;

                            (B) the principal amount of the Outstanding Energy
                  Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for the Energy Notes of such Series for the next succeeding Rate Period of the Energy Notes of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                            (C) the principal amount of the Outstanding Energy
                  Notes, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the Energy Notes of such Series for the next succeeding Rate Period of the Energy Notes of such series; and

                   (2) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the principal amount of the Energy Notes, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for the Energy Notes of such Series for the next succeeding Rate Period of the Energy Notes of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (1)(A), (1)(B), (1)(C) or
(2) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (1)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (1)(B) or (2) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information

                                       B-1

referred to in clause (1)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

         (b) (1) A Bid by a Beneficial Owner or an Existing Holder of the Energy Notes of a series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                   (A) the principal amount of the Outstanding Energy Notes of such series specified in such Bid if the Applicable Rate for the Energy Notes of such series determined on such Auction Date shall be less than the rate specified therein;

                   (B) such principal amount or a lesser principal amount of the Outstanding Energy Notes of such series to be determined as set forth in clause (4) of paragraph (a) of Section 4 of this Appendix B if the Applicable Rate for the Energy Notes of such series determined on such Auction Date shall be equal to the rate specified therein; or

                   (C) the principal amount of the Outstanding Energy Notes of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for the Energy Notes of such series, or such principal amount or a lesser principal amount of the Outstanding Energy Notes of such series to be determined as set forth in clause (3) of paragraph (b) of Section 4 of this Appendix B if the rate specified therein shall be higher than the Maximum Rate for the Energy Notes of such series and Sufficient Clearing Bids for the Energy Notes of such series do not exist.

         (2) A Sell Order by a Beneficial Owner or an Existing Holder of the Energy Notes of a series of the Energy Notes subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                   (A) the num principal amount of the Outstanding Energy Notes of such series specified in such Sell Order; or

                   (B) such principal amount or a lesser principal amount of the Outstanding Energy Notes of such series as set forth in clause (3) of paragraph (b) of Section 4 of this Appendix B if Sufficient Clearing Bids for the Energy Notes of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to a series of the Energy Notes shall not be liable to any Person for failing to sell such Energy Notes pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Appendix B if (1) such Energy Notes were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of the Indenture or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such Energy Notes.

                                       B-2


         (3) A Bid by a Potential Beneficial Holder or a Potential Holder of the Energy Notes of a series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                   (A) the principal amount of the Outstanding Energy Notes of such series specified in such Bid if the Applicable Rate for the Energy Notes of such series determined on such Auction Date shall be higher than the rate specified therein; or

                   (B) such principal amount or a lesser principal amount of the Outstanding Energy Notes of such series as set forth in clause (5) of paragraph (a) of Section 4 of this Appendix B if the Applicable Rate for the Energy Notes of such series determined on such Auction Date shall be equal to the rate specified therein.

          2. Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for the Energy Notes of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of the Energy Notes subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of the Energy Notes subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each such Order:

                   (1) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                   (2) the aggregate principal amount of the Energy Notes of such series that are the subject of such Order;

                   (3) to the extent that such Bidder is an Existing Holder of the Energy Notes of such series:

                            (A) the principal amount of the Energy Notes, if
                  any, of such series subject to any Hold Order of such Existing Holder;

                            (B) the principal amount of the Energy Notes, if
                  any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                            (C) the principal amount of the Energy Notes, if
                  any, of such series subject to any Sell Order of such Existing Holder;

                   (4) to the extent such Bidder is a Potential Holder of the Energy Notes of such series, the rate and principal amount of the Energy Notes of such series specified in such Potential Holder's Bid.

                                       B-3


         (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

         (c) If an Order or Orders covering all of the outstanding Energy Notes of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the principal amount of the Outstanding Energy Notes of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding Energy Notes of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the principal amount of the outstanding Energy Notes of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

         (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the principal amount of the Outstanding Energy Notes of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                   (1) all Hold Orders for the Energy Notes of such series shall be considered valid, but only up to and including in the aggregate principal amount of the Outstanding Energy Notes of such series held by such Existing Holder, and if the aggregate principal amount of the Energy Notes of such series subject to such Hold Orders exceeds the aggregate principal amount of the Outstanding Energy Notes of such series held by such Existing Holder, the principal amount of the Energy Notes subject to each such Hold Order shall be reduced pro rata to cover the principal amount of the Outstanding Energy Notes of such series held by such Existing Holder;

                   (2) (A) any Bid for the Energy Notes of such series shall be considered valid up to and including the excess of the principal amount of the Outstanding Energy Notes of such series subject to any Hold Orders referred to in clause (1) above;

                   (B) subject to subclause (A), if more than one Bid of an Existing Holder for the Energy Notes of such series is submitted to the Auction Agent with the same rate and the aggregate principal amount of the Outstanding Energy Notes of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the principal amount of the Energy Notes of such series subject to each Bid with the same rate shall be reduced pro rata to cover the principal amount of the Energy Notes of such series equal to such excess;

                   (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for the Energy Notes of such series is submitted

                                       B-4

         to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                   (D) in any such event, the amount, if any, of such Outstanding Energy Notes of such series subject to any portion of Bids considered not valid in whole or in part under this clause (2) shall be treated as the subject of a Bid for the Energy Notes of such series by or on behalf of a Potential Holder at the rate therein specified; and

                   (3) all Sell Orders for the Energy Notes of such series shall be considered valid up to and including the excess of the principal amount of the Outstanding Energy Notes of such series held by such Existing Holder over the aggregate principal amount of the Energy Notes of such series subject to valid Hold Orders referred to in clause (1) above and valid Bids referred to in clause (2) above.

         (e) If more than one Bid for one or more Energy Note of a series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

         (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

          3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date for a series of the Energy Notes, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of the Energy Notes of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                   (1) the excess of the aggregate principal amount of the Outstanding Energy Notes of such series over the principal amount of the Outstanding Energy Notes of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Energy Notes" of such series);

                   (2) from the Submitted Orders for the Energy Notes of such series whether:

                            (A) the aggregate principal amount of the
                  Outstanding Energy Notes of such series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for the Energy Notes of such series;

                  exceeds or is equal to the sum of:

                                       B-5


                            (B) the aggregate principal amount of the
                  Outstanding Energy Notes of such series subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for the Energy Notes of such series; and

                            (C) the aggregate principal amount of the
                  Outstanding Energy Notes of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because all of the Outstanding Energy Notes of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for the Energy Notes of such series); and

                   (3) if Sufficient Clearing Bids for the Energy Notes of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for the Energy Notes of such series) which if:

                            (A) (I) each such Submitted Bid of Existing Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the Energy Notes of such series that are subject to such Submitted Bids; and

                            (B) (I) each such Submitted Bid of Potential Holders
                  specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate principal amount of the Outstanding Energy Notes of such series which, when added to the aggregate principal amount of the Outstanding Energy Notes of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Energy Notes of such series.

         (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Minimum Rate and Maximum Rate for the series of the Energy Notes for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for the Energy Notes of such series for the next succeeding Rate Period thereof as follows:

                   (1) if Sufficient Clearing Bids for the Energy Notes of such series exist, that the Applicable Rate for all such Energy Notes of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for the Energy Notes of such series so determined;

                   (2) if Sufficient Clearing Bids for the Energy Notes of such series do not exist (other than because all of the Outstanding Energy Notes of such series are subject to Submitted Hold Orders), that the Applicable Rate for all such Energy Notes of such series for the next

                                       B-6

         succeeding Rate Period thereof shall be equal to the Maximum Rate for the Energy Notes of such series; or

                   (3) if all of the Outstanding Energy Notes of such series are subject to Submitted Hold Orders, that the Applicable Rate for all such Energy Notes of such series for the next succeeding Rate Period thereof shall be All Hold Rate.

          4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of the Energy Notes. Existing Holders shall continue to hold the Energy Notes that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Appendix B, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                   (a) If Sufficient Clearing Bids for a series of the Energy Notes have been made, all Submitted Sell Orders with respect to the Energy Notes of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to the Energy Notes of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to the Energy Notes of such series shall be rejected:

                            (1) Existing Holders' Submitted Bids for the Energy
                  Notes of such series specifying any rate that is higher than the Winning Bid Rate for the Energy Notes of such series shall be accepted, thus requiring each such Existing Holder to sell the Energy Notes subject to such Submitted Bids;

                            (2) Existing Holders' Submitted Bids for the Energy
                  Notes of such series specifying any rate that is lower than the Winning Bid Rate for the Energy Notes of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Energy Notes subject to such Submitted Bids;

                            (3) Potential Holders' Submitted Bids for the Energy
                  Notes of such series specifying any rate that is lower than the Winning Bid Rate for the Energy Notes of such series shall be accepted;

                            (4) each Existing Holder's Submitted Bid for the
                  Energy Notes of such series specifying a rate that is equal to the Winning Bid Rate for the Energy Notes of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Energy Notes subject to such Submitted Bid, unless the aggregate principal amount of the Outstanding Energy Notes subject to all such Submitted Bids shall be greater than the principal amount of the Energy Notes (the "remaining Energy Notes") in the excess of the Available Energy Notes of such series over the principal amount of the Energy Notes subject

                                       B-7

                  to Submitted Bids described in clauses (2) and (3) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the Energy Notes subject to such Submitted Bid, but only in an amount equal to the principal amount of the Energy Notes of such series obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of the Outstanding Energy Notes held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of the Outstanding Energy Notes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for the Energy Notes of such series; and

                            (5) each Potential Holder's Submitted Bid for
                  aggregate principal amount of such series specifying a rate that is equal to the Winning Bid Rate for aggregate principal amount of such series shall be accepted but only in an amount equal to the principal amount of the Energy Notes of such series obtained by multiplying the principal amount of the Energy Notes in the excess of the Available Energy Notes of such series over the principal amount of the Energy Notes subject to Submitted Bids described in clauses (2) through (4) of this paragraph (a) by a fraction, the numerator of which shall be the principal amount of the Outstanding Energy Notes subject to such Submitted Bid and the denominator of which shall be the aggregate principal amount of the Outstanding Energy Notes subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for the Energy Notes of such series.

                   (b) If Sufficient Clearing Bids for a series of the Energy Notes have not been made (other than because all of the Outstanding Energy Notes of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for the Energy Notes of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for the Energy Notes of such series shall be rejected:

                            (1) Existing Holders' Submitted Bids for the Energy
                  Notes of such series specifying any rate that is equal to or lower than the Maximum Rate for the Energy Notes of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Energy Notes subject to such Submitted Bids;

                            (2) Potential Holders' Submitted Bids for the Energy
                  Notes of such series specifying any rate that is equal to or lower than the Maximum Rate for the Energy Notes of such series shall be accepted; and

                            (3) Each Existing Holder's Submitted Bid for the
                  Energy Notes of such series specifying any rate that is higher than the Maximum Rate for the Energy Notes of such series and the Submitted Sell Orders for the Energy Notes of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the Energy Notes of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an

                                       B-8

                  amount equal to the principal amount of the Energy Notes of such series obtained by multiplying the principal amount of the Energy Notes of such series subject to Submitted Bids described in clause (2) of this paragraph (b) by a fraction, the numerator of which shall be the principal amount of the Outstanding Energy Notes of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of the Outstanding Energy Notes of such series subject to all such Submitted Bids and Submitted Sell Orders.

                   (c) If all of the Outstanding Energy Notes of a series are subject to Submitted Hold Orders, all Submitted Bids for the Energy Notes of such series shall be rejected.

                   (d) If, as a result of the procedures described in clause (4) or (5) of paragraph (a) or clause (3) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, less than an Authorized Denomination of the Energy Notes on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the principal amount of the Energy Notes of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the principal amount of the Energy Notes so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be equal to an Authorized Denomination.

                   (e) If, as a result of the procedures described in clause (5) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than an Authorized Denomination of the Energy Notes on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate the Energy Notes of such series or purchase among Potential Holders so that only the Energy Notes of such series in Authorized Denominations are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the Energy Notes of such series on such Auction Date.

                   (f) Based on the results of each Auction for a series of the Energy Notes, the Auction Agent shall determine the aggregate principal amount of the Energy Notes of such series to be purchased and the aggregate principal amount of the Energy Notes of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate principal amount of the Energy Notes and such aggregate principal amount of the Energy Notes to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, the Energy Notes of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of the Energy Notes of a series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such Energy Notes that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such Energy Notes that was accepted in whole or in part, fails to instruct its Agent Member to

                                       B-9

         deliver such Energy Notes against payment therefor, partial deliveries of the Energy Notes that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for the Energy Notes of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                   (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver the Energy Notes of any series or to pay for the Energy Notes of any series sold or purchased pursuant to the Auction Procedures or otherwise.

                                   APPENDIX C

                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

                    1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                    2. Nature of and provisions of the obligation; and

                    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

         The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

         The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the Issuer is below an investment-grade level and/or the Issuer's bonds are deemed taxable.

p

         The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

         Not rated.

         Debt obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', W, 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

Notes

         A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                     o Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

                     o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the Issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

A-1

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                       C-5


A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the Issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

Aaa

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

A

         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

         Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM LOANS

MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

COMMERCIAL PAPER

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

                  o     Leading market positions in well-established industries.

                  o     High rates of return on funds employed.

                  o Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                  o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings--A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

Investment Grade

AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, AND D DEFAULT

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default. Denotes actual or imminent payment default.

         Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

         'NR' indicates that Fitch Ratings does not rate the Issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX D


                         FIDUCIARY ASSET MANAGEMENT, LLC


                               PROXY VOTING POLICY

A.       STATEMENT OF POLICY

          1. It is the policy of Fiduciary Asset Management, LLC ("FAM") to vote all proxies over which it has voting authority in the best interest of FAM's clients.

B.       DEFINITIONS

          2. By "best interest of FAM's clients," FAM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

          3. By "material conflict of interest," FAM means circumstances when FAM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted.

C.       FAM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS

          4. Under its investment philosophy, FAM generally invests client funds in a company only if FAM believes that the company's management seeks to serve shareholders' best interests. Because FAM has confidence in the managements of the companies in which it invests, it believes that management decisions and recommendations on issues such as proxy voting generally are likely to be in shareholders' best interests.

          5. FAM may periodically reassess its view of company managements. If FAM concludes that a company's management no longer serves shareholders' best interests, FAM generally sells its clients' shares of the company. FAM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.       FAM'S PROXY VOTING PROCEDURES

          6. When companies in which FAM has invested client funds issue proxies, FAM routinely votes the proxies as recommended by management, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of FAM's clients.

          7. If FAM has decided to sell the shares of a company, whether because of concerns about the company's management or for other reasons, FAM generally abstains from voting proxies issued by the company after FAM has made the

                                       D-1

decision to sell. FAM generally will not notify clients when this type of routine abstention occurs.

          8. FAM also may abstain from voting proxies in other circumstances. FAM may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose unreasonable voting or holding requirements. FAM generally will not notify clients when this type of routine abstention occurs.

          9. The procedures in this policy apply to all proxy voting matters over which FAM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

E.       ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

         10. In certain circumstances, such as when the proponent of a proxy proposal is also a client of FAM, an appearance might arise of a potential conflict between FAM's interests and the interests of affected clients in how the proxies of that issuer are voted.

         11. Because FAM does not exercise discretion in voting proxies, but routinely votes proxies as recommended by management, no potential conflict of interest could actually affect FAM's voting of the proxies.

       12.a. Nevertheless, when FAM itself knowingly does business with a particular proxy issuer and a material conflict of interest between FAM's interests and clients' interests may appear to exist, FAM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve causing the proxies to be voted in accordance with the recommendations of an independent service provider that FAM may use to assist in voting proxies. FAM generally will not notify clients if it uses this procedure to resolve an apparent material conflict of interest. FAM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

       12.b. In unusual cases, FAM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

                   (i) Notifying affected clients of the conflict of interest (if practical), and seeking a waiver of the conflict to permit FAM to vote the proxies under its usual policy;

                  (ii) Abstaining from voting the proxies; or

                 (iii) Forwarding the proxies to clients so that clients may vote the proxies themselves.

                                       D-2


         FAM generally will notify affected clients if it uses one of these alternative procedures to resolve a material conflict of interest.

F.       OTHER EXCEPTIONS

         13. On an exceptions basis, FAM may for other reasons choose to depart from its usual procedure of routinely voting proxies as recommended by management.

G. VOTING BY CLIENT INSTEAD OF FAM

         14. A FAM client may vote its own proxies instead of directing FAM to do so. FAM recommends this approach if a client believes that proxies should be voted based on political or social interests.

         15. FAM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with FAM's guidelines or with the client's best economic interest in FAM's view.

         16. FAM generally will abstain from voting on (or otherwise participating in) the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.       PERSONS RESPONSIBLE FOR IMPLEMENTING FAM'S POLICY

         17. FAM's client services staff has primary responsibility for implementing FAM's proxy voting procedures, including ensuring that proxies are timely submitted. FAM also may use a service provider to assist in voting proxies, recordkeeping, and other matters.

         18. FAM's security analysts routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.       RECORDKEEPING

         19. FAM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

                   (i) Copies of all proxy voting policies and procedures;

                  (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

                 (iii) Records of proxy votes cast on behalf of clients;

                  (iv) Documents prepared by FAM that are material to a decision on how to vote or memorializing the basis for a decision; and

                                       D-3


                   (v) Written client requests for proxy voting information, and

                  (vi) written responses by FAM to written or oral client requests.

         20. FAM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if FAM relies on the service provider to maintain related records.

         21. FAM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

         22. All proxy related records will be maintained in an easily accessible place for five years (and an appropriate office of FAM or a service provider for the first two years).

J. AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

         23. FAM will initially inform clients of this policy and how a client may learn of FAM's voting record for the client's securities through summary disclosure in Part II of FAM's Form ADV. Upon receipt of a client's request for more information, FAM will provide to the client a copy of this proxy voting policy and/or how FAM voted proxies for the client during the period since this policy was adopted.

         Adopted effective August 1, 2003 and as amended September 9, 2003

                           PART C - OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

       1    Financial Statements:

            Statement of Assets and Liabilities, as of June 17, 2004 (audited)

       2    Exhibits:

            a     Declaration of Trust dated March 25, 2004.(1)

            b     By-Laws of Registrant.(1)

            c     None.

            d.1   Form of Note.(4)

            d.2   Form of Indenture.(4)

            d.3   Form of Supplemental Indenture.(4)

            d.4   Statement of Eligibility of Trustee on Form T-1.(5)

            d.5   Moody's Guidelines and Fitch's Guidelines.(5)

            d.6   Global Certificate.(5)

            e     Terms and Conditions of the Dividend Reinvestment Plan.(3)

            f     None.

            g.1 Investment Management Agreement between Registrant and First Trust Advisors L.P.(4)

            g.2 Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Fiduciary Asset Management, LLC.(4)

            h.1   Form of Underwriting Agreement.(4)

            i     None.

            j Custodian Services Agreement between Registrant and PFPC Trust Company.(4)

            k.1 Transfer Agency Services Agreement between Registrant and PFPC Inc.(4)

            k.2   Administration and Accounting Services Agreement.(4)

            k.3   Form of Auction Agency Agreement.(4)

            k.4   Form of Broker-Dealer Agreement.(4)

            k.5   Form of DTC Letter of Representations.(5)

            l.1   Opinion of Chapman and Cutler LLP, including Consent.(5)

            1.2   Opinion of Bingham McCutchen LLP, including Consent.(5)

            m     None.

            n     Consent of Independent Registered Public Accounting Firm.(4)

            o     None.

            p Subscription Agreement between Registrant and First Trust Portfolios, L.P.(4)

            q     None.

            r.1   Code of Ethics of Registrant.(3)

            r.2   Code of Ethics of First Trust Portfolios L.P.(3)

            r.3   Code of Ethics of First Trust Advisors L.P.(3)

            r.4   Code of Ethics of Fiduciary Asset Management, LLC.(3)

            s     Powers of Attorney.(4)

-------------------------------------------------------------------------------

(1) Filed on April 1, 2004 in Registrant's Registration Statement on Form N-2 (File No. 333-114131) and incorporated herein by reference.

(2) Filed on June 1, 2004 in Registrant's Registration Statement on Form N-2 (File No. 333-114131) and incorporated herein by reference.

(3) Filed on June 24, 2004 in Registrant's Registration Statement on Form N-2 (File No. 333-114131) and incorporated herein by reference.

(4) Filed herewith.

(5) To be filed by amendment.


ITEM 25.  MARKETING ARRANGEMENTS

         Reference is made to the Form of Underwriting Agreement filed as Exhibit h.1 to the Registration Statement, the Form of Master Dealers Agreement filed as Exhibit h.2 to the Registration Statement and the Form of Master Agreement Among Underwriters filed as Exhibit h.3 to the Registration Statement.


ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION *

      Securities and Exchange Commission Fees                     $
                                                                  --------------
      National Association of Securities Dealers, Inc. Fees
                                                                  --------------
      Printing and Engraving Expenses
                                                                  --------------
      Legal Fees
                                                                  --------------
      Accounting Expenses
                                                                  --------------
      Blue Sky Filing Fees and Expenses
                                                                  --------------
      Miscellaneous Expenses
                                                                  --------------
               TOTAL                                              $
                                                                  ==============
* To be completed by amendment.


ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.


ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

         At October 29, 2004:

                                                           NUMBER OF
                 TITLE OF CLASS                         RECORD HOLDERS
                 --------------                         --------------
         Common Shares, $0.01 par value                       15


ITEM 29: INDEMNIFICATION

         Section 5.3 of the Registrant's Declaration of Trust provides as follows:

                   (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                            (1) every person who is or has been a Trustee or
                  officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

                            (2) the words "claim," "action," "suit" or
                  "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

                   (b) No indemnification shall be provided hereunder to a Covered Person:

                            (1) against any liability to the Trust or the
                  Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                            (2) with respect to any matter as to which the
                  Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                            (3) in the event of a settlement involving a payment
                  by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph
                  (b)(1) or (b)(2) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                                     (A) by vote of a majority of the
                           Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                                     (B) by written opinion of (1) the
                           then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (2) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

                   (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

                   (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

                            (1) such undertaking is secured by a surety bond or
                  some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                            (2) a majority of the Disinterested Trustees acting
                  on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(3)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (1) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (2) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

                   (e) With respect to any such determination or opinion referred to in clause (b)(3) above or clause (d)(2) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.


         Sections 9(a) and 9(b) of the Underwriting Agreement provides as follows:

                           (a) The Fund and the Advisers shall jointly and severally indemnify and hold harmless the Underwriter, its directors, officers and employees and each person, if any, who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Energy Notes), to which the Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Prospectus, the Registration Statement or in any amendment or supplement thereto including information deemed to be a part of the Registration Statement pursuant to Rule 430A of the Rules and Regulations, if applicable, or (B) in any Marketing Materials, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the Energy Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Fund nor the Advisers shall be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Fund nor the Advisers shall be liable in any such case to the extent that any such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Fund or the Advisers by or on behalf of the Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 9(e); or (ii) results solely from an untrue statement of material fact contained in, or the omission of a material fact from, a Preliminary Prospectus, which untrue statement or omission was corrected in the Prospectus (as then amended or supplemented) if (A) the Underwriter sold Energy Notes to the person alleging such loss, claim, damage, liability or action without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented),
         (B) within a reasonable amount of time prior to such sale or such confirmation, the Fund had furnished to the Underwriter copies of the corrected Prospectus which, if delivered, would have cured the defect giving rise to such loss, claim, damage, liability or action, and (C) the Underwriter failed to deliver such corrected Prospectus. The foregoing indemnity agreement is in addition to any liability which the Fund or the Advisers may otherwise have to the Underwriter or to any director, officer, employee or controlling person of the Underwriter.

                           (b) The Underwriter shall indemnify and hold harmless the Fund, its officers and employees, each of its trustees, and each person, if any, who controls the Fund within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Fund or any such trustee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Fund by or on behalf of the Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 9(e), and shall reimburse the Fund and any such trustee, officer or controlling person for any legal or other expenses reasonably incurred by the Fund or any such trustee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Fund or any such trustee, officer, employee or controlling person.


ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

                   (a) First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the fund and the First Defined Portfolio Fund, LLC and also serves as subadviser to 38 mutual funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

         The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L. P. ("First Trust Portfolios"). The principal address of First Trust Portfolios is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT DURING PAST TWO YEARS


Other Business, Profession, Vocation or Employment During Past Two Years

Name and Position with First Trust Advisors L.P.  Employment During Past Two Years

James A. Bowen, Managing Director/President       Managing Director/President, First Trust Portfolios

Ronald Dean McAlister, Managing Director          Managing Director, First Trust Portfolios

Mark R. Bradley, Chief Financial Officer and      Chief Financial Officer and Managing Director,
Managing Director                                 First Trust Portfolios and Chief Financial Officer, Bondwave LLC

Robert W. Bredemeier, Chief Operating Officer     Chief Operations Officer and Managing Director,
and Managing Director                             First Trust Portfolios

Robert Franklin Carey, Chief Investment Officer   Senior Vice President, First Trust Portfolios
and Senior Vice President

William Scott Jardine, General Counsel            General Counsel, First Trust Portfolios and Secretary of Bondwave LLC

Scott Hall, Managing Director                     Managing Director, First Trust Portfolios

Andy Roggensack, Managing Director                Managing Director, First Trust Portfolios

Jon Carl Erickson, Senior Vice President          Vice President, First Trust Portfolios

Jason Henry, Senior Vice President                Senior Vice President, First Trust Portfolios

David McGarel, Senior Vice President              Senior Vice President, First Trust Portfolios

Bob Porcellino, Senior Vice President             Senior Vice President, First Trust Portfolios

Mark Sullivan, Senior Vice President              Senior Vice President, First Trust Portfolios

Al Davis, Vice President                          Vice President, First Trust Portfolios

James P. Koeneman, Vice President                 Vice President, First Trust Portfolios since December 2003;
                                                  President, Burr Oak Advisors, Inc., June 2000 to December 2003

Daniel J. Lindquist, Vice President               Vice President, First Trust Portfolios since April 2004;
                                                  Chief Operating Officer, Mina Capital Management, LLC,
                                                  January 2004 to April 2004; Chief Operating Officer,
                                                  Samaritan Asset Management Services, Inc.

Mitch Mohr, Vice President                        Vice President, First Trust Portfolios

David Pinsen, Vice President                      Vice President, First Trust Portfolios

Jonathan Steiner, Vice President                  Vice President, First Trust Portfolios

Walter E. Stubbings, Jr., Vice President          Vice President, First Trust Portfolios since July 2004; Assistant Vice
                                                  President, Kansas City Life Insurance Company, May 1999 to July 2004

Rick Swiatek, Vice President                      Vice President, First Trust Portfolios

Douglas Tichenor, Vice President                  Vice President, First Trust Portfolios


Roger Testin, Vice President                      Vice President, First Trust Portfolios

Kitty Collins, Assistant Vice President           Assistant Vice President, First Trust Portfolios

Charles Bradley, Assistant Vice President         Assistant Vice President, First Trust Portfolios

                   (b) Sub-Advisers. Fiduciary Asset Management, L.L.C. ("Fiduciary Asset Management") serves as an investment sub-adviser of the Fund. Reference is made to: (1) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Adviser" in the Statement of Additional Information; and (2) the Form ADV of Fiduciary Asset Management (File No. 801-46751) filed with the Commission, all of which are incorporated herein by reference.


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.

         First Trust Advisors L.P. maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.


ITEM 32.  MANAGEMENT SERVICES

         Not applicable.


ITEM 33.  UNDERTAKINGS

         (1) Not applicable.

         (2) Not applicable.

         (3) Not applicable.

         (4) Not applicable.

         (5) The Registrant undertakes that:

                   (a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                   (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Lisle, and State of Illinois, on the 30th day of November, 2004.

                                            ENERGY INCOME AND GROWTH FUND



                                            By /S/ JAMES A. BOWEN
                                               ------------------------------
                                               James A. Bowen, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature              Title                              Date
---------              -----                              ----
/s/ James A. Bowen     President, Chairman of the         November 30, 2004
-------------------    Board and Trustee
James A. Bowen         (Principal Executive Officer)


/s/ Mark R. Bradley    Chief Financial Officer and        November 30, 2004
--------------------   Treasurer (Principal Financial
Mark R. Bradley        and Accounting Officer)


         *
-------------------
Richard E. Erickson    Trustee


         *
-------------------
Thomas R. Kadlec       Trustee


         *
-------------------
Niel B. Nielson        Trustee


         *
-------------------
David M. Oster         Trustee



* By: /s/ W. Scott Jardine                                November 30, 2004
      --------------------
      W. Scott Jardine
      Attorney-in-Fact